THRIFT PLAN FOR EMPLOYEES                                           EXHIBIT (99)
                                 OF ONEOK Inc.
                                AND SUBSIDIARIES
                         AS AMENDED TO JANUARY 10, 1997


                                                                                                                    Page
   ARTICLE                                                                                                         Number
   -------                                                                                                         ------
       I.        DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

      II.        ELIGIBILITY AND PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                  1.      Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                  2.      Commencement of Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                  3.      Participation Voluntary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                  4.      Confirmation of Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                  5.      Duration of Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                  6.      Reentry of Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                  7.      Breaks in Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                  8.      Maternity and Paternity Absences  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                  9.      Eligibility in Case of Merger,
                            Consolidation, or Acquisition   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

     III.        CONTRIBUTIONS FOR PARTICIPANT
                   401(k) SALARY REDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                  1.      Company 401(k) Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  2.      Cash or Deferral Election . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  3.      ESOP Dividend Distribution/Additional
                            Deferral Contribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                  4.      Time of Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

      IV.        AFTER-TAX PARTICIPANT CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

                  1.      Percentage of After-Tax Participant Deposits  . . . . . . . . . . . . . . . . . . . . . . .  25
                  2.      Change of Percentage of After-Tax
                            Participant Deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                  3.      Deposit by Payroll Deduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                  4.      Transfer to Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

       V.        ROLLOVERS, TRANSFERRED ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

                  1.      Rollover from Other Plans of The Company  . . . . . . . . . . . . . . . . . . . . . . . . .  27
                  2.      Trust to Trust Transfers from
                            Other Plans of The Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                  3.      Direct Rollovers From Qualified
                            Plans of Other Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                  4.      Direct Rollovers to IRAs and Qualified
                            Plans; Withholding of Tax   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                                                                                                                    Page
   ARTICLE                                                                                                         Number
   -------                                                                                                         ------
      VI.        SUSPENSION OF SALARY REDUCTIONS, DEPOSITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                  1.      Suspension of Reduction in Compensation or
                            After-Tax Deposits by Participant for
                            Deficiency in Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                  2.      Voluntary Suspension of Reduction in Compensation
                            or After-Tax Participant Deposits   . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

     VII.        COMPANY MATCHING CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                  1.      Company Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                  2.      Participant's Matching Contribution Account . . . . . . . . . . . . . . . . . . . . . . . .  34
                  3.      Re-entry of Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

    VIII.        LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS  . . . . . . . . . . . . . . . . . . . . . . . . .  35

                  1.      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                  2.      Elective Deferral Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                  3.      Actual Deferral Percentage Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                  4.      Limitations on Company Matching Contributions . . . . . . . . . . . . . . . . . . . . . . .  36
                  5.      Separate Application of Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                  6.      Multiple Use of Alternative Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                  7.      Maximum Annual Additions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                  8.      No Return or Diversion of Contributions Except
                            for Mistake   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                  9.      Distribution of Excess Deferrals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                 10.      Excess 401(k) Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                 11.      Excess Aggregate Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                 12.      Qualified Nonelective and Matching Contributions  . . . . . . . . . . . . . . . . . . . . .  43
                 13.      Plan Not Dependent Upon Earnings; Company
                            Contributions Limited to Earnings   . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                 14.      Maximum Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

       IX.       INVESTMENT PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                  1.      Participant Directed Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                  2.      Change in Participant's Investment Direction  . . . . . . . . . . . . . . . . . . . . . . .  48
                  3.      Sale of Investments at Participant Direction  . . . . . . . . . . . . . . . . . . . . . . .  49
                  4.      ESOP Diversification of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                  5.      Time of Action by Trustee on Investments  . . . . . . . . . . . . . . . . . . . . . . . . .  51
                  6.      Participant Rights as to Options, Rights,
                            and Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
                  7.      Redemption of Nontransferable Securities  . . . . . . . . . . . . . . . . . . . . . . . . .  53
                  8.      Manner of Holding Cash and Securities . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                  9.      Voting of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                 10.      Tender Offers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                 11.      Section 16 Person Limitations;
                            Discretionary Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                 12.      Employee Stock Ownership Plan (ESOP)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                 13.      No Guarantee or Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

                                                                                                                    Page
   ARTICLE                                                                                                         Number
   -------                                                                                                         ------
       X.        CREDITS AND CHARGES TO A PARTICIPANT'S ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                  1.     General Charges and Credits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                  2.     ESOP Dividend Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                  3.     Calculation of Charges and Credits
                           to Participant Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                  4.     Commissions, Taxes, and Charges on
                            Security Purchases and Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                  5.     Investment Management Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                  6.     Calculation of Credits for Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                  7.     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

       XI.       VESTING AND LIQUIDATION OF ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

                  1.     Vesting of Participant and Company Contributions   . . . . . . . . . . . . . . . . . . . . .  68
                  2.     Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
                  3.     Distribution of Participant Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
                  4.     Time of Distribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
                  5.     ESOP Stock Distributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
                  6.     Participant Election to Defer Distribution   . . . . . . . . . . . . . . . . . . . . . . . .  71
                  7.     Sequence of Deferred Distribution of Accounts  . . . . . . . . . . . . . . . . . . . . . . .  71
                  8.     Deferred Distribution at Age 70  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                  9.     Distribution of Deferred Accounts at Death
                            of Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                 10.     Mandatory Time of Distribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
                 11.     Form of Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
                 12.     Participant's Right to Demand Employer Securities  . . . . . . . . . . . . . . . . . . . . .  74
                 13.     Qualified Domestic Relations Orders: Distributions   . . . . . . . . . . . . . . . . . . . .  74

     XII.        WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS  . . . . . . . . . . . . . . . . . . . . . . . . .  76

                  1.     Withdrawals from 401(k) Contribution Account   . . . . . . . . . . . . . . . . . . . . . . .  76
                  2.     Participant Withdrawals of After-Tax
                            Participant Deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
                  3.     Participant Withdrawals of Matching
                           Contributions or Other Amounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
                  4.     Sequence of Permitted Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
                  5.     Frequency for Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
                  6.     Voluntary Withdrawal After Age 59 1/2  . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
                  7.     Distributions in Certain Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
                  8.     ESOP Dividend Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
                  9.     Participant Loan Program   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
                 10.     No Withdrawal of Loan Amount   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
                 11.     No Withdrawal of Deferred Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
                 12.     Suspension During Approved Leave of Absence  . . . . . . . . . . . . . . . . . . . . . . . .  84
                 13.     Effect of Termination or
                            Suspension of Participation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
                 14.     No Forfeiture for Suspension or Termination  . . . . . . . . . . . . . . . . . . . . . . . .  85
                 15.     Termination of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
                 16.     Valuation of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85

                                                                                                                    Page
   ARTICLE                                                                                                         Number
   -------                                                                                                         ------
    XIII.        BENEFICIARIES IN THE EVENT OF DEATH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86

                  1.     Surviving Spouse as Primary Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . .  86
                  2.     Election and Consent to Alternate
                           Beneficiary or Beneficiaries   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
                  3.     Designation of Beneficiary or Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . .  87
                  4.     Payment and Distribution to Beneficiary
                            or Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87

     XIV.        SUBSIDIARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88

      XV.        ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89

                  1.     Thrift Plan Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
                  2.     Trust and Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
                  3.     Plan Fiduciaries   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
                  4.     Action by Thrift Plan Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
                  5.     Costs of Plan Administration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
                  6.     Uniform and Nondiscriminatory Application  . . . . . . . . . . . . . . . . . . . . . . . . .  92
                  7.     Summary Plan Description   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
                  8.     Recognition of Agency Relationships  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
                  9.     Audit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
                 10.     Annual Reports   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
                 11.     ONECU Maintenance of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94

     XVI.        NOTICES AND OTHER COMMUNICATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95

                  1.     Delivery of Notices and Other Documents  . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                  2.     Delivery of Communications by Participants   . . . . . . . . . . . . . . . . . . . . . . . .  95

    XVII.        NON-ASSIGNABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96

                  1.     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
                  2.     Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
                  3.     Qualified Domestic Relations Orders  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96

   XVIII.        TERMS OF EMPLOYMENT UNAFFECTED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98

     XIX.        CONSTRUCTION OF PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99

      XX.        EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100

     XXI.        TOP-HEAVY RULES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101

                  1.     Minimum Contribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
                  2.     Rate of Minimum Contribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
                  3.     Top-Heavy Status Determination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
                  4.     Top-Heavy Contribution Limits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
                  5.     Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
                  6.     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105

                                                                                                                    Page
   ARTICLE                                                                                                         Number
   -------                                                                                                         ------
    XXII.        TRANSFERRED PLAN ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110

                  1.     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
                  2.     Separate Accounting and Accrual  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
                  3.     Other Plan Provisions Applicable   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
                  4.     ONEOK Drilling Plan Transferred
                            Account Annuity Conversion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 111
                  5.     Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 111
                  6.     Consent of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 112
                  7.     Time of Distribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 112
                  8.     Qualified Joint and Survivor Annuity;
                            Qualified Preretirement Survivor Annuity  . . . . . . . . . . . . . . . . . . . . . . . . 113
                  9.     Notices; Waiver Election   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 115
                 10.     Definitions; and Applicable Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 118

   XXIII.        MODIFICATION AND TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 120

                  1.     Amendment and Termination of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 120
                  2.     Limit to Effect of Modification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 121
                  3.     Participant Rights in Case of Modification   . . . . . . . . . . . . . . . . . . . . . . . . 121
                  4.     Nonforfeitability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 122
                  5.     Termination Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 122

                            THRIFT PLAN FOR EMPLOYEES
                                  OF ONEOK Inc.
                                AND SUBSIDIARIES
                         AS AMENDED TO JANUARY 10, 1997


                             INTRODUCTORY STATEMENT

     This Plan is an amendment, restatement, and continuation of the Thrift Plan for Employees of ONEOK Inc. and Subsidiaries. This amended and restated Plan replaces all prior documents and amendments, and is effective as of the Effective Date determined by the Board of Directors of ONEOK Inc. and its subsidiaries. This Plan has also been adopted and is maintained by ONEOK Employees Credit Union for the exclusive benefit of its eligible employees.

     The purposes of the Plan and the Trust established thereunder are to provide for deferred compensation and benefits for eligible employees through a qualified profit-sharing plan and, in part, with respect to the investment in securities of ONEOK Inc., through an employee stock ownership plan which constitutes a qualified stock bonus plan. The Plan is intended in all respects to be qualified under the Internal Revenue Code of 1986, as amended.

                                   ARTICLE I
                                  DEFINITIONS

As used in this Plan, unless otherwise required by the context, the following words and phrases shall have the meanings indicated:

PARAGRAPH

  A.     401(k) Contribution            The amount contributed by the Company in
                                        accordance with paragraphs 1., 2., and
                                        3. of Article III.

  B.     401(k) Contribution            The account of a Participant established
         Account                        and maintained for 401(k) Contributions
                                        of the Company made for such Participant in accordance with paragraph 2. of
                                        Article III.

  C.     Accrued Benefit                The balance of all accounts established
                                        and maintained for a Participant
                                        pursuant to this Plan. A Participant's
                                        Accrued Benefit from Company
                                        contributions as of any applicable date
                                        is the excess, if any, of the Accrued
                                        Benefit of such Participant as of such
                                        date over the Accrued Benefit of such
                                        Participant derived from contributions
                                        made by such Participant on such date;
                                        and the Accrued Benefit derived from
                                        contributions made by a Participant as
                                        of any applicable date is the balance of the Participant's Accounts consisting only of his/her contributions and the income, expenses, gains and losses attributable thereto.

  D.     Actual Deferral Percentage     The Actual Deferral Percentage for a
                                        specified group of Employees (either
                                        Highly Compensated Employees or all
                                        other Employees eligible to participate
                                        in this Plan who are not Highly
                                        Compensated Employees) for a Plan Year
                                        is the average of the ratios, calculated separately for each employee in such group, of the amount of the Employer's
                                        401(k) Contribution paid on behalf of
                                        each such Employee for the Plan Year to
                                        such Employee's Compensation for the
                                        Plan Year. The Employer may, from time
                                        to time in its discretion, and to the
                                        extent permitted by Section 401(k) of
                                        the Code, calculate such ratios by
                                        adding to the 401(k) Contribution for
                                        such Employee the Matching Contribution
                                        paid for the benefit of such Employee
                                        and qualified nonelective contributions
                                        (within the meaning of Code Section
                                        401(m)(4)(C)).

  E.     After-Tax                      The deposits and contributions of
         Participant Deposits           Participants made to this Plan pursuant
                                        to paragraph 1. of Article IV.

  F.     Board or Board of              The Board of Directors of the Company.
         Directors

ARTICLE I - DEFINITIONS

 PARAGRAPH

  G.     Code                           The Internal Revenue Code of 1986, as
                                        amended.

  H.     Committee                      The Thrift Plan Committee created by
                                        paragraph 1. of Article XV hereof.

  I.     Company                        ONEOK Inc. and Subsidiaries, Delaware
                                        corporations. Only Salaried Employees of
                                        ONEOK Drilling Company shall be
                                        considered as eligible employees of the
                                        Company for the purposes of
                                        participation in this Plan.

  J.     Company Matching               The matching contribution made by the
         Contributions                  Company pursuant to Article VII of the
                                        Plan with respect to the Reductions in
                                        Compensation and After-Tax Participant
                                        Deposits of the Participant.

  K.     Compensation                   The regular basic wage or salary and any
                                        Lump Sum Merit Award paid to a
                                        Participant by the Company before any
                                        payroll deductions for taxes or any
                                        other purpose, but excluding (1) any
                                        other bonuses, (2) commissions, (3) any
                                        other awards, (4) military leave pay,
                                        (5) any other premium, auxiliary, or
                                        other special pay, (6) overtime pay for
                                        work performed in excess of the basic
                                        forty (40)-hour workweek or excess hours scheduled for a regular workday, (7) increased wages or salary resulting from temporary promotion, upgrading, or transfer of whatever duration to a higher-paid job or classification, and
                                        (8) contributions by the Company under
                                        any fringe benefit plan or for any other purpose, provided that any reduction in salary elected and deferred by the Participant under the cash or deferred arrangement of Article III of the Plan or under Code Sections 125 and 402(a)(8) pursuant to the employee benefit plans of the Company shall be included in determining compensation hereunder; and provided, further, that the annual

ARTICLE I - DEFINITIONS

 PARAGRAPH

  K.     Compensation                   compensation of each Participant taken
         (Continued)                    into account under this Plan for any
                                        year shall not exceed two hundred
                                        thousand dollars ($200,000) in the years beginning after December 31, 1988, and before January 1, 1994, (such two hundred thousand dollars ($200,000) amount to be adjusted to reflect increases in the cost-of-living in accordance with Code Sections 401(a)(17) and 415(d)). In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA
                                        '93 annual compensation limit. The OBRA
                                        '93 annual compensation limit is
                                        $150,000, as adjusted by the
                                        Commissioner of the Internal Revenue
                                        Service for increases in the
                                        cost-of-living in accordance with Code
                                        Section 401(a)(17)(B). The
                                        cost-of-living adjustment in effect for
                                        a calendar year applies to any period,
                                        not exceeding 12 months, over which
                                        compensation is determined
                                        (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. For Plan
                                        Years beginning on or after January 1,
                                        1994, any reference in this Plan to the
                                        limitation under Section 401(a)(17) of
                                        the Code shall mean the OBRA '93 annual
                                        compensation limit set forth in this
                                        provision. If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan
                                        Year, the compensation for that prior
                                        determination

ARTICLE I - DEFINITIONS

 PARAGRAPH

  K.     Compensation                   period is subject to the OBRA '93 annual
         (Continued)                    compensation limit in effect for that
                                        prior determination period. For this
                                        purpose, for determination periods
                                        beginning before the first day of the
                                        first Plan Year beginning on or after
                                        January 1, 1994, the OBRA '93 annual
                                        compensation limit is one hundred fifty
                                        thousand dollars ($150,000); in
                                        determining the compensation of a
                                        Participant for purposes of such dollar
                                        limitation. If any individual is a
                                        member of the family of such
                                        Participant, such individual shall not
                                        be considered a separate Employee; and
                                        any compensation paid to such individual shall be treated as if it were paid to (or on behalf of) such Participant, with the term "family" for such purpose meaning the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year.

  L.     Consolidated Plan              The effective date of the consolidation
         Effective Date                 and merger of this Plan and the Trust
                                        with the ONEOK Inc. and Subsidiaries
                                        Employee Savings Plan, shall be January
                                        1, 1988.

  M.     Designation Date               The Designation Date under the Plan
                                        shall be January 1, April 1, July 1 and
                                        October 1 of each Plan Year, at which
                                        times a Participant may designate(or
                                        leave in effect) his/her election to
                                        defer receipt of cash Compensation
                                        and/or to make After-Tax Participant
                                        Deposits, as provided in paragraph 2. of
                                        Article III, and paragraph 2. of Article
                                        IV, below.

  N.     Dividends                      All cash, stock, rights or other
                                        property distributed by the Company pro
                                        rata to holders of any class of its
                                        capital stock.

  O.     ESOP Dividend                  A payment in cash of ESOP Dividends to a
         Distribution                   Participant and/or distribution in cash
                                        to a Participant of ESOP Dividends paid
                                        to the Trust of the Plan, on ONEOK Inc.
                                        Common Stock in the Participant Account
                                        of such Participant (and such payments
                                        and distributions to a retired or
                                        terminated Employee) pursuant to
                                        paragraph 2. of Article X.

ARTICLE I - DEFINITIONS

 PARAGRAPH

  P.     ESOP Dividend/401(k)           The maximum amount which may be deferred
         Deferrable Amount              by a Participant with respect to an ESOP
                                        Dividend Distribution paid and
                                        distributed to such Participant under
                                        the provisions of paragraph 3.a. of
                                        Article III, and the applicable
                                        limitations of the Plan and the Code
                                        pertaining to cash or deferral elections by a Participant.

  Q.     ESOP Dividend                  An elective deferral of Compensation
         Distribution/Additional        made by a Participant with respect to
         Deferral                       an ESOP Dividend Distribution paid and
                                        distributed to such Participant, as
                                        provided in paragraph 3. of Article III.

  R.     ESOP Dividend                  The amount contributed by the Company to
         Distribution/Additional        the Trust of the Plan with respect to
         Deferral Contribution          the ESOP Dividend
                                        Distribution/Additional Deferral made
                                        and elected by a Participant under
                                        paragraph 3. of Article III.

  S.     ESOP Dividends                 The dividends paid to Participants or to
                                        the Trust of the Plan on ONEOK Inc.
                                        Common Stock in the Participant Account
                                        of a Participant, or a retired or
                                        terminated Employee.

  T.     Effective Date                 The date upon which the Plan initially
                                        became effective as determined by the
                                        Board of Directors in the manner
                                        provided in Article XX hereof.

  U.     Elective Deferrals             With respect to any taxable year, the
                                        sum of (i) any employer contribution
                                        under a qualified cash or deferred
                                        arrangement (as defined in Code Section
                                        401(k)) to the extent not includible in
                                        gross income for the taxable year under
                                        Code Section 402(a)(8) (determined
                                        without regard to Code Section 402(g)),
                                        (ii) any employer contribution to the
                                        extent not includible in gross income
                                        for the taxable year under Code Section
                                        402(h)(1)(B) (determined without regard
                                        to Code Section 402(g)), and (iii) any
                                        employer contribution to purchase an
                                        annuity contract under Code Section
                                        403(b) under a salary reduction
                                        agreement (within the meaning of Code
                                        Section 3121(D), except as provided in
                                        Code Section 402(g)(3)).

  V.     Employee                       Any person employed by the Company,
                                        including Officers and others engaged in the management of the business provided they are in active service with the Company, but not including

ARTICLE I - DEFINITIONS

 PARAGRAPH

                                        Directors who are not Officers of the
                                        Company; and not including Independent
                                        Contractors or Leased Employees;
                                        provided that an employee of ONEOK
                                        Drilling Company who is not a Salaried
                                        Employee is excluded and not considered
                                        an Employee under this Plan.

  W.     Employee Contribution          An amount to be separately accounted for
         Account                        and maintained for each Participant to
                                        which all Participant After-Tax Deposits
                                        (other than those accounted for and
                                        maintained as his/her Separate Section
                                        72(e)(9) Employee Contribution Account), and all earnings, income, expenses, gains, and losses attributable thereto shall be charged and credited pursuant to paragraphs 1., 2., and 3. of Article
                                        X.

  X.     Employee Stock                 That portion of the Plan under which
         Ownership Plan (ESOP)          Participant Accounts are invested in
                                        ONEOK Inc. Common Stock pursuant to
                                        Article IX, paragraph 1., and held and
                                        administered in accordance with the
                                        provisions of paragraph 12. of Article
                                        IX, and other pertinent provisions of
                                        the Plan.

  Y.     Employer Contribution          An amount to be separately accounted for
         Account                        and maintained for each Participant to
                                        which all Company contributions for such Participant and all earnings, expenses, gains, and losses attributable thereto shall be charged and credited.

  Z.     Excess Deferrals               Any amount of Elective Deferrals of any
                                        Participant which is included in such
                                        Participant's gross income pursuant to
                                        the limitation on the exclusion of such
                                        Elective Deferrals provided in Code
                                        Section 402(g)(1).

 AA.     Highly Compensated             Any Employee eligible to participate in
         Employee                       this Plan who during the Determination
                                        Year or the Look-Back Year (i) was at
                                        any time a five-percent (5%) owner,
                                        (ii) received

ARTICLE I - DEFINITIONS

 PARAGRAPH

 AA.     Highly Compensated             compensation from the Company in excess
         Employee (Continued)           of seventy-five thousand dollars
                                        ($75,000) (as adjusted by the Secretary
                                        of Treasury for increases in
                                        cost-of-living), (iii) received
                                        compensation from the Company in excess
                                        of fifty thousand dollars ($50,000) (as
                                        adjusted by the Secretary of Treasury
                                        for increases in cost-of-living), and
                                        was in the top-paid group of Employees
                                        for such year, or (iv) was at any time
                                        an officer and received compensation
                                        greater than 50 percent (50%) of the
                                        amount in effect under Code Section
                                        415(b)(1)(A) for such year. In the case
                                        of the year for which the relevant
                                        determination is being made, an Employee not described in (ii), (iii), or (iv) for the Look-Back Year (without regard to this paragraph) shall not be treated as described in (ii), (iii), or (iv), above, unless such Employee is a member of the group consisting of the one hundred (100) employees paid the greatest compensation during the year for which such determination is being made. An Employee shall be treated as a five-percent (5%) owner for any year if at any time during such year such Employee was a five-percent (5%) owner
                                        (as defined in Code Section 416(i)(1))
                                        of the Company. An Employee is in the
                                        top-paid group of Employees for any year if such Employee is in the group consisting of the top twenty percent
                                        (20%) of the Employees when ranked on
                                        the basis of compensation paid during
                                        such year.

                                        For purposes of this paragraph, no more
                                        than fifty (50) Employees (or, if
                                        lesser, the greater of three (3)
                                        Employees or ten percent (10%) of the
                                        Employees) shall be treated as officers.

                                        If for any year no officer of the
                                        Company is described in (iv), above, the highest paid officer of the Company for such year shall be treated as described in such paragraph.

                                        If any individual is a member of the
                                        family of a five-percent (5%) owner or
                                        of a Highly

ARTICLE I - DEFINITIONS

 PARAGRAPH

 AA.     Highly Compensated             Compensated Employee in the group
         Employee (Continued)           consisting of the ten (10) Highly
                                        Compensated Employees paid the greatest
                                        compensation during the year, then such
                                        individual shall not be considered a
                                        separate Employee, and any compensation
                                        paid to such individual (and any
                                        applicable contribution or benefit on
                                        behalf of such individual) shall be
                                        treated as if it were paid to (or on
                                        behalf of) the five-percent (5%) owner
                                        or Highly Compensated Employee. For
                                        purposes of this paragraph, the term
                                        "family" means, with respect to any
                                        Employee, such Employee's spouse and
                                        lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

                                        For purposes of this paragraph and its
                                        application to the Plan, the term
                                        "Determination Year" shall mean the
                                        applicable Plan Year of the Plan, and
                                        the term "Look-Back Year" shall mean the calendar year ending with or within the Determination Year.

                                        For purposes of this paragraph, a former
                                        Employee shall be treated as a Highly
                                        Compensated Employee if such former
                                        Employee was a Highly Compensated
                                        Employee when such former Employee
                                        separated from service with the Company, or such former Employee was a Highly Compensated Employee at any time after attaining age fifty-five (55).

                                        For purposes of this paragraph, the term
                                        "compensation" means compensation within the meaning of Code Section 415(c)(3), determined without regard to Code Sections 125, 402(a)(8) or 402(h)(l)(B), and in the case of Employer
                                        contributions made pursuant to a salary
                                        reduction agreement without regard to
                                        Section 403(b).

 AB.     Hours of Service               All hours for which the Employee is
                                        either directly or indirectly
                                        compensated by the Company for
                                        performing duties for the Company. These hours are to be credited to the Employee in the computation period during which the duties were performed and not when

ARTICLE I - DEFINITIONS

 PARAGRAPH

 AB.     Hours of Service               paid. The determination of the Hours of
         (Continued)                    Service for reasons other than the
                                        performance of duties shall be made in
                                        accordance with Section 2530.200b-2(b)
                                        of the Department of Labor regulations.
                                        The determination of the computation to
                                        which the Hours of Service are credited
                                        shall be made in accordance with Section
                                        2530.200b-2(c) of Department of Labor
                                        regulations. Credit is also to be given
                                        for each hour of back pay for which back pay has been awarded or agreed to by the Employer, and these hours are to be credited to the Employee in the computation period during which the duties were performed and not paid. An
                                        Employee should be credited with Hours
                                        of Service for any customary period of
                                        work based upon a forty (40)-hour week
                                        or pro rata portion thereof, during
                                        which the Employee is absent for any
                                        authorized reason in accordance with
                                        established Company policy and
                                        procedure, is laid off for a temporary
                                        period, is on a Company-approved leave
                                        of absence, or sick or disability leave, is on jury or military duty, or is not working due to a labor-management dispute. The clause shall be construed so as to resolve any ambiguities in favor of crediting Employees with Hours of Service.

 AC.     Independent Contractor         Any person, exercising and engaging in a
                                        business or occupation separate from and independent of the Company, who by mutual agreement with the Company is not to be otherwise treated as an Employee for payroll, compensation, employee benefits, or similar purposes, and who is engaged or contracted to perform a certain job or services for the Company, but according to his/her own methods, and without being subject to the control or supervision of the Company, except as to specification of the product or result of his/her work or services for which he/she is contracted.

ARTICLE I - DEFINITIONS

 PARAGRAPH

 AD.     Leased Employee                A person who otherwise is not an
                                        Employee, but who provides services for
                                        the Company and such services are
                                        provided pursuant to an agreement
                                        between the Company and any other person
                                        (leasing organization), and such person
                                        has performed such services for the
                                        Company (or for the Company and a
                                        related person, as defined in Code
                                        Section 144(a)(3)) on a substantially
                                        full-time basis for at least one (1)
                                        year (six (6) months in the case of core health benefits, if any, under the
                                        Plan), and such services are of a type
                                        historically performed in the business
                                        field of the Company by employees.

 AE.     Lump Sum Merit Award           The Lump Sum Merit Award granted and
                                        paid to a Participant in the Plan
                                        pursuant to the merit compensation
                                        program of the Company.

 AF.     Matching Contribution          The average of the ratios (calculated
         Percentage                     separately for each Employee in such
                                        group) of (i) the sum of the Company
                                        Matching Contributions and Participant
                                        After-Tax Deposits paid under the Plan
                                        on behalf of each such Employee for the
                                        Plan Year, to (ii) the Employee's
                                        Compensation (within the meaning of Code
                                        Section 414(s) for such Plan Year; with
                                        the Company having the election to take
                                        into account (in computing such
                                        percentage) elective deferrals and
                                        qualified nonelective contributions (as
                                        defined in Code Section 401(m)(4)(C)
                                        under this Plan or any other plan of the Company, to the extent allowed by regulations.

 AG.     ONECU                          ONEOK Employees Credit Union, a credit
                                        union organized and chartered under the
                                        laws of the State of Oklahoma, which has adopted and maintains this Plan for the exclusive benefit of its eligible employees and their beneficiaries.

ARTICLE I - DEFINITIONS

 PARAGRAPH

 AH.     One-Year Break                 A twelve (12)-consecutive-month period
         in Service                     of time commencing on any anniversary
                                        date of original employment and ending
                                        twelve (12) consecutive months
                                        thereafter, during which the Employee
                                        has not completed more than five hundred
                                        (500) Hours of Service.

 AI.     Participant                    An Employee who has satisfied the
                                        eligibility requirements of the Plan and has elected to participate in the Plan.

 AJ.     Participant's Accounts         All cash and other assets held by the
                                        Trustee under the Plan in the accounts
                                        maintained under the Trust for the
                                        particular Participant.

 AK.     Plan                           This Thrift Plan for Employees of ONEOK
                                        Inc. and Subsidiaries and the prior
                                        Thrift Plan and Employee Savings Plan,
                                        which were predecessors by merger and
                                        consolidation to this Plan.

 AL.     Plan Year                      A twelve (12)-month period commencing on
                                        January 1 of each year and ending on the subsequent December 31.

 AM.     Pre-1987 Employee              That part of a Participant's Employee
         Contribution Account           Contribution Account which existed and
         Balance                        remained unwithdrawn on December 31,
                                        1986.

 AN.     Qualifying Employer            The Common Stock of ONEOK Inc. which is
         Security                       readily tradable on an established
                                        securities market, within the meaning of Code Section 409 (l).

 AO.     Reduction in                   The reduction in Compensation payable to
         Compensation                   the Employee by the Company which is
                                        elected voluntarily by the Employee
                                        under paragraph 1. of Article III, but
                                        not including any deemed elected
                                        additional deferral made under paragraph
                                        3. of Article III.

 AP.     Salaried Employee              An Employee whose basic rate of
                                        compensation or pay, as stated in the
                                        payroll records of the Company, is a
                                        fixed monthly or annual salary and not
                                        an hourly rate of pay for services
                                        performed.

 AQ.     Section 16 Person              A person subject to Section 16(b) of the
                                        Securities Exchange Act of 1934, as
                                        amended, with respect to equity
                                        securities of the Company.

ARTICLE I - DEFINITIONS

 PARAGRAPH

 AR.     Separate Section 72(d)         An amount to be separately accounted for
         Employee Contribution          and maintained for each Participant to
         Account                        which all Participant After-Tax Deposits
                                        made after January 1, 1988, shall be
                                        allocated and credited, and to which all earnings, income, expense, gains, and losses attributable thereto shall be separately charged and credited after that date pursuant to paragraphs 1. and
                                        3. of Article X, and Code Section 72(d).

 AS.     Transferred 401(k)             The account of a Participant in this
         Account                        Plan which is transferred to and made a
                                        part of the Trust of this Plan incident
                                        to the merger and consolidation of such
                                        Trust with the Trust of Part B of the
                                        ONEOK Inc. and Subsidiaries Employee
                                        Savings Plan, as provided in paragraph
                                        2. of Article V.

 AT.     Retained Participant           The account of a Participant in this
         Account                        Plan which is or has been retained in
                                        the Trust of this Plan by the election
                                        of a former Participant in Part A of the ONEOK Inc. and Subsidiaries Employee
                                        Savings Plan pursuant to paragraph 2. of
                                        Article V.

 AU.     Trust                          The Trust established for the receiving,
                                        holding, investing, and disposing of the Participant deposits, Company contributions, and any earnings thereon under this Plan, and any predecessor plan.

 AV.     Trustee                        The Trustee under the Plan hereinafter
                                        named in paragraph 2. of Article XV or
                                        any successor to said Trustee.

 AW.     Year of Service                A twelve (12)-month period, beginning on
                                        the date the Employee Commenced
                                        employment with the Employer and ending
                                        twelve (12) months thereafter, or any
                                        subsequent twelve (12)- month period
                                        beginning on any anniversary of the
                                        employment commencement date and ending

ARTICLE I - DEFINITIONS

 PARAGRAPH

 AW.     Year of Service                twelve (12) months thereafter, during
         (Continued)                    which an Employee has completed at least
                                        one thousand (1,000) Hours of Service.
                                        Provided that, upon employment by the
                                        Company, for purposes of determining an
                                        Employee's eligibility to participate in the Plan, and subject to the foregoing definition of a Year of Service, a Year of Service with any member of a controlled group (as described in
                                        Section 414(b) of the Internal Revenue
                                        Code of 1986, or similar provisions in
                                        succeeding enactments) of which the
                                        Company is also a member shall be deemed to be a Year of Service with the Company, whether or not such other member of the controlled group shall have adopted this or any other Plan.

ARTICLE II - ELIGIBILITY AND PARTICIPATION

 PARAGRAPH

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION

 PARAGRAPH

  1.     Eligibility                    Except as hereinafter otherwise
                                        provided, participation in the Plan
                                        shall be open to any Employee upon and
                                        after his/her commencement of employment with the Company; provided, that Company
                                        Matching Contributions shall be made
                                        only upon completion of one (1) Year of
                                        Service as provided in Article VII of
                                        the Plan. An Employee in active
                                        employment at the effective date of any
                                        amendment of the Plan who would have
                                        been eligible to participate at an
                                        earlier date under the previous Plan
                                        provisions governing eligibility and
                                        time of service, shall become eligible
                                        at such earlier date. Any Employee
                                        eligible to participate in a qualified
                                        pension or profit-sharing plan of the
                                        Company from which a rollover or trust
                                        to trust transfer is approved, or with
                                        which a merger and consolidation is
                                        approved, shall be eligible to
                                        participate in this Plan; provided, that eligibility for participation of
                                        Salaried Employees of ONEOK Drilling
                                        Company shall be deemed to have
                                        commenced on January 1, 1985. The Plan
                                        shall not have a maximum age condition
                                        or limitation on participation, shall
                                        not exclude from participation (on the
                                        basis of age) any Employees who have
                                        attained any specified age; and
                                        allocations to a Participant's Account
                                        under the Plan shall not be ceased, and
                                        the rate at which amounts are allocated
                                        to a Participant's Account shall not be
                                        reduced because of the attainment of any age; provided, that such requirements relating to no maximum age for participation and accrual of benefits shall be coordinated to the extent provided in Treasury Regulations with the requirements of Code Sections 404, 410, and 415, and the Code provisions precluding discrimination in favor of
                                        Highly Compensated Employees.

  2.     Commencement of                An Employee who is eligible on or before
         Participation                  the Consolidated Plan Effective Date of
                                        the Plan

ARTICLE II - ELIGIBILITY AND PARTICIPATION

 PARAGRAPH


  2.     Commencement of                may commence his/her initial
         Participation                  Participation therein as of that date.
         (Continued)                    Any other eligible Employee may commence
                                        initial participation as of the first
                                        day of the calendar month next following the month in which he/she becomes eligible; provided, however, that no
                                        Employee who is on authorized leave of
                                        absence on the date he/she becomes
                                        eligible may commence to participate in
                                        the Plan until the first day of the
                                        calendar month following his/her return
                                        to active service; and provided,
                                        further, that such Employee may in any
                                        event participate in the Plan not later
                                        than the earlier of the first day of the Plan Year after such Employee has met the requirements for eligibility under this Plan, or six (6) months after the day such requirements are met. Any eligible Employee who does not commence to participate in the Plan on the earliest date when he/she is eligible to do so may thereafter commence participation as of the first day of the calendar month following the month in which he/she elects to participate and makes application to do so to the Company. Commencement of participation in the Plan by an eligible Employee shall be accomplished by his/her election to make deposits or a Reduction in Compensation, as hereinafter provided.

  3.     Participation Voluntary        Participation in the Plan by eligible
                                        Employees shall be voluntary. A
                                        Participant may become temporarily
                                        ineligible to participate in the event
                                        of termination or suspension of his/her
                                        participation pursuant to the terms of
                                        the Plan.

  4.     Confirmation of                Each Employee at the time of becoming a
         Participation                  Participant in the Plan shall be given a
                                        copy of the Plan as effective at that
                                        time, and as a condition of
                                        participation he/she shall sign an
                                        instrument in form prescribed by the
                                        Committee evidencing the fact that
                                        he/she accepts and agrees to all the
                                        provisions of

ARTICLE II - ELIGIBILITY AND PARTICIPATION

 PARAGRAPH


  4.     Confirmation of                the Plan, and the Committee may require
         Participation                  the consent of the spouse of the
         (Continued)                    Participant if the Participant is
                                        married and the primary beneficiary
                                        designated is not the spouse of the
                                        Participant.

  5.     Duration of                    After an Employee has satisfied the
         Participation                  eligibility requirements and has elected
                                        to participate in the Plan,
                                        participation in the Plan shall continue until the employer-employee relationship is terminated between the Company and the Participant, except as provided in the case of voluntary or involuntary
                                        Participant suspension or voluntary or
                                        involuntary Plan termination.

  6.     Reentry of Participant         If a former Participant whose employment
                                        has terminated shall be rehired as an
                                        Employee, he/she shall be entitled to
                                        reenter the Plan as a Participant on the first day of the month next following such reemployment.

  7.     Breaks in Service              If an Employee who has not satisfied the
                                        eligibility requirements of the Plan and whose employee relationship with the
                                        Company has been terminated, is
                                        subsequently reemployed, he/she shall
                                        again be eligible to participate in the
                                        Plan, and to commence to participate in
                                        accordance with paragraphs 1. and 2. of
                                        this Article II. Notwithstanding the
                                        foregoing eligibility provisions, or any other provisions of this Plan, an Employee's prior Years of Service shall always be considered in determining the satisfaction of the eligibility requirements if such termination period is not a period of consecutive One
                                        (1)-year Breaks in Service which equals
                                        or exceeds the greater of five (5), or
                                        the aggregate number of Years of Service before such termination period. If any Years of Service are not required to be taken into account by reason of a period of Breaks in Service to which the foregoing provisions of this paragraph
                                        7. apply, such Years of Service shall
                                        not be taken into

ARTICLE II - ELIGIBILITY AND PARTICIPATION

 PARAGRAPH

  7.     Breaks in Service              account in applying such provisions to a
         (Continued)                    subsequent period of Breaks in Service.

  8.     Maternity and Paternity        Any period of absence from work, not
         Absences                       exceeding the hours described in
                                        subparagraphs a. and b., below, by an
                                        Employee for any period by reason of the pregnancy of the Employee; by reason of the birth of a child of the Employee; by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee;
                                        or for the purpose of caring for such
                                        child for a period beginning immediately following such birth or placement shall be treated as Hours of Service, solely for purposes of determining whether a One (1)-year Break in Service has occurred with respect to Years of Service for purpose of eligibility for participation in this Plan. The Hours of Service described in this paragraph 8.
                                        are:

                                        a. the Hours of Service which otherwise
                                           would normally have been credited to
                                           such Employee but for such absence,
                                           or

                                        b. in any case where the Committee is
                                           unable to determine the hours
                                           described in subparagraph a., above,
                                           eight (8) hours per normal workday of
                                           service, except that the total number
                                           of hours treated as Hours of Service
                                           under this paragraph 8. shall not
                                           exceed five hundred one (501) hours.

                                        Provided, that no credit will be given
                                        pursuant to this paragraph 8. unless the individual furnishes to the Committee such timely information as it may reasonably require to establish that the absence from work is for reasons referred to hereinabove, and the number of days for which there was such absence.

                                        The hours described in this paragraph 8.
                                        shall be treated as Hours of Service
                                        only

ARTICLE II - ELIGIBILITY AND PARTICIPATION

 PARAGRAPH

  8.     Maternity and Paternity        in the year in which the absence from
         Absences (Continued)           work begins, if an Employee would be
                                        prevented from incurring a One (1)-year
                                        Break in Service in such year solely
                                        because the period of absence is treated as Hours of Service as hereinabove provided; or in any case, in the immediately following year. For purposes of application of the foregoing rules in this paragraph 8. the term "year" means the twelve (12)-month period beginning on the first day of employment with the Company and each anniversary thereof.


  9.     Eligibility in Case of         The Board of Directors, or the Committee
         Merger, Consolidation          at the Board of Directors' direction,
         or Acquisition                 shall determine on a uniform and
                                        nondiscriminatory basis, in accordance
                                        with any agreement to which the Company
                                        shall be a party, or by which it shall
                                        be bound, and in a manner not
                                        inconsistent with law, which persons, if any, who become employees of the Company as a result of a merger or consolidation or the acquisition of a substantial portion of the assets or stock of a corporation shall be eligible for participation in this Plan.

                                        Where in connection with a merger,
                                        consolidation, or acquisition of assets, property or stock by the Company from or of another corporation or entity, individuals who were employees of such other corporation or entity become Employees of the Company, the Board of Directors, or the Committee at the Board of Directors' direction, shall determine on a uniform and nondiscriminatory basis, in accordance with any agreement to which the Company shall be a party, or by which it shall be bound, and in a manner not inconsistent with law, whether employment with such other corporation or entity preceding such transaction or the Company's acquisition of stock of, or property from it, shall be deemed to be employment for eligibility purposes under this Plan; provided, that the determination of deemed

ARTICLE II - ELIGIBILITY AND PARTICIPATION

 PARAGRAPH



  9.     Eligibility in Case of         service for eligibility or similar
         Merger, Consolidation          determinations in any particular
         or Acquisition                 instance of the acquisition of stock or
         (Continued)                    assets by the Company pursuant to the
                                        foregoing provisions of this paragraph
                                        9., shall not be effective or control
                                        with respect to the employees of any
                                        other corporation in any prior or
                                        subsequent acquisition of stock or
                                        assets of another corporation by the
                                        Company.

\                                   ARTICLE III

             CONTRIBUTIONS FOR PARTICIPANT 401(k) SALARY REDUCTIONS

 PARAGRAPH

  1.     Company 401(k)                 The Company shall contribute to the
         Contributions                  Trust for each Plan Year, that portion
                                        of the Net Earnings of the Company for
                                        that year equal to the amount of the
                                        Reduction in Compensation and ESOP
                                        Dividend Distribution/Additional
                                        Deferral Contribution elected and agreed to and deemed elected by each Participant pursuant to paragraphs 2.
                                        and 3. of this Article III, to the
                                        extent provided therein. This
                                        contribution shall be the Company's
                                        401(k) Contribution.

  2.     Cash or Deferral               a.  Each Employee who is a Participant
         Election                           in this Plan may elect a Reduction
                                            in Compensation in an amount not in
                                            excess of the lesser of fourteen
                                            percent (14%) of his/her
                                            Compensation or seven thousand
                                            dollars ($7,000) for his/her taxable
                                            year, subject to adjustments as
                                            provided in Code Section 402(g)(5).
                                            The amount of such Reduction in
                                            Compensation shall be deferred and
                                            become the Company's 401(k)
                                            Contribution for such Participant;
                                            provided that to the extent an
                                            elected Reduction in Compensation of
                                            a Highly Compensated Employee causes
                                            the limitations under paragraph 3.
                                            or 7. of Article VIII to be
                                            exceeded, the election shall not
                                            become effective for the excess
                                            amount and it shall be paid to the
                                            Highly Compensated Employee in cash.
                                            If necessary to meet the limitations
                                            of paragraphs 2., 3., or 7. of
                                            Article VIII, a Participant's
                                            Reduction in Compensation, and the
                                            Company's 401(k) Contribution shall
                                            be reduced in the manner determined
                                            by the Committee, and this may
                                            include, without limitation,
                                            reducing the percentage of highest
                                            elected Reductions in Compensation
                                            of Participants then in effect until
                                            such limitations are not exceeded.
                                            In case the amount and percentage of
                                            a Participant's elected Reduction in
                                            Compensation must be so reduced,
                                            such reduction shall be to the next
                                            lower full

ARTICLE III - CONTRIBUTIONS FOR PARTICIPANT 401(k) SALARY REDUCTIONS

 PARAGRAPH

  2.     Cash or Deferral                   percentile below the permissible
         Election (Continued)               limitation percentage, and shall
                                            remain in effect until the next
                                            succeeding Designation Date, subject
                                            to any further adjustment necessary
                                            to meet such limitations under
                                            paragraphs 2., 3., or 7. of Article
                                            VIII.

                                        b.  Each Participant in this Plan may
                                            elect a Reduction in Compensation by
                                            signing and filing with the
                                            Committee a written election and
                                            agreement in the form specified and
                                            furnished to the Participant by the
                                            Committee in accordance with such
                                            rules and regulations as it may
                                            prescribe.

                                        c.  Participant elections of Reduction
                                            in Compensation shall specify the
                                            whole percentage of the
                                            Participant's Compensation which the
                                            Participant elects not to receive in
                                            cash and to defer as his/her
                                            Reduction in Compensation. Elections
                                            by Participants shall be stated in
                                            full percentiles of the
                                            Participant's Compensation. The
                                            401(k) Contribution based upon a
                                            Participant's percentage of
                                            Reduction in Compensation shall be
                                            rounded down to the nearest whole
                                            dollar amount.

                                        d.  A Participant's election of a
                                            Reduction in Compensation in the
                                            Plan after the Consolidated Plan
                                            Effective Date shall be effective as
                                            of the dates of commencement of
                                            participation specified in paragraph
                                            2. of Article II; provided, that any
                                            Employee who does not commence
                                            participation on or before the
                                            Designation Date next following
                                            his/her initial date of eligibility
                                            may only elect a Reduction in
                                            Compensation to be effective as of a
                                            subsequent Designation Date.

ARTICLE III - CONTRIBUTIONS FOR PARTICIPANT 401(k) SALARY REDUCTIONS

 PARAGRAPH

  2.     Cash or Deferral               e.  The Reduction in Compensation
         Election (Continued)               elected by a Participant shall
                                            remain in effect until changed by
                                            the Participant's filing a change of
                                            election in the form prescribed by
                                            the Committee. A Participant may
                                            change his/her Reduction in
                                            Compensation only on a Designated
                                            Date. A Participant's change of
                                            election may designate a different
                                            percentage of Reduction in
                                            Compensation, subject to the terms
                                            and conditions of the Plan; and may
                                            state that the Participant elects no
                                            Reduction in Compensation and
                                            deferral after the Designation Date
                                            until he/she makes a subsequent
                                            change of election hereunder. Change
                                            of election by written or voice
                                            response direction may be filed by
                                            Participants at any time, but shall
                                            be effective only as of the
                                            Designation Date next following the
                                            date of the filing of such change of
                                            election with the Committee.


  3.     ESOP Dividend                  a.  Each Employee who is a Participant
         Distribution/Additional            in the Plan, unless such Participant
         Deferral Contribution              elects otherwise in writing, shall
                                            be deemed to have also made an
                                            elective deferral of his/her
                                            Compensation in an amount equal to
                                            the ESOP Dividend Distribution paid
                                            and distributed in cash to such
                                            Participant pursuant to
                                            subparagraphs 2.b. or d. of Article
                                            X, except that such ESOP Dividend
                                            Distribution/Additional Deferral of
                                            a Participant shall be limited to an
                                            amount which, when added to the
                                            Participant's regularly elected
                                            Reduction in Compensation under
                                            paragraph 2. of this Article III,
                                            will not cause the Participant's
                                            total elective deferrals of
                                            Compensation for the year to exceed
                                            the maximum permissible amount which
                                            may be deferred under Code Section
                                            402(g) for the taxable year, and
                                            shall be subject to the reductions
                                            thereof as determined by the
                                            Committee in order to comply with
                                            applicable limitations in Code
                                            Sections

ARTICLE III - CONTRIBUTIONS FOR PARTICIPANT 401(k) SALARY REDUCTIONS

 PARAGRAPH

  3.     ESOP Dividend                      401(k) and 415 as provided in
         Distribution/Additional            paragraphs 2., 3., and 7. of Article
         Deferral Contribution              VIII. The fourteen percent (14%) of
         (Continued)                        Compensation limitation on a
                                            Participant's Reduction in
                                            Compensation stated in paragraph
                                            2.a. of this Article III, above,
                                            shall not apply to a Participant's
                                            ESOP Dividend
                                            Distribution/Additional Deferral of
                                            his/her Compensation under this
                                            paragraph 3., and such limitation
                                            shall apply only to regular ongoing
                                            elective deferrals of Compensation
                                            elected and designated by a
                                            Participant. A Participant's
                                            election in writing to not make a
                                            deemed ESOP Dividend
                                            Distribution/Additional Deferral
                                            shall be made at the time and in the
                                            manner provided for in rules and
                                            procedures prescribed by the
                                            Committee.

                                        b.  The Company shall contribute to the
                                            Trust for each Plan Year that
                                            portion of the Net Earnings of the
                                            Company for the Plan Year equal to
                                            the amount of the ESOP Dividend
                                            Distribution/Additional Deferral
                                            elected by each Participant pursuant
                                            to subparagraph 3.a., above.

  4.     Time of Contribution           The Company shall make payment of its
                                        contributions to the Trust under the
                                        terms of this Article III periodically
                                        within a reasonable period of time
                                        following each payment of Compensation
                                        to Participants at which time they shall become subject to this Plan; provided
                                        401(k) Contributions shall be paid not
                                        later than thirty (30) days after the
                                        end of the Plan Year, and Matching
                                        Contributions thereon shall be paid not
                                        later than the time prescribed by law
                                        for filing the Company's federal income
                                        tax return (including extensions
                                        thereof) for the taxable year with or
                                        within which the Plan Year ends.

                                   ARTICLE IV

                       AFTER-TAX PARTICIPANT CONTRIBUTIONS

 PARAGRAPH

  1.     Percentage of After-Tax        A Participant may make After-Tax
         Participant Deposits           Participant Deposits of from zero (0) to
                                        six percent (6%), as he/she may
                                        designate, of his/her Compensation. A
                                        Participant who has commenced making
                                        deposits of his/her Compensation
                                        hereunder may thereafter change his/her
                                        deposit percentage from zero (0) to six
                                        percent (6%), as he/she may designate,
                                        in accordance with paragraph 2. of this
                                        Article IV. A Participant may not
                                        designate an After-Tax Participant
                                        Deposit Percentage which exceeds the
                                        lesser of (i) six percent (6%) of
                                        his/her Compensation, or (ii) sixteen
                                        percent (16%) of his/her Compensation
                                        minus the amount of the Reduction in
                                        Compensation which he/she has elected
                                        under paragraph 2.a. of Article III (as
                                        reduced by the seven thousand dollar
                                        ($7000) limitation, and the Actual
                                        Deferral Percentage Limitations
                                        thereon). If necessary to meet the
                                        limitations of paragraphs 2., 3., 4., or
                                        7. of Article VIII, a Participant's
                                        After-Tax Participant Deposits, or the
                                        combination of a Participant's elected
                                        Reduction in Compensation and After-Tax
                                        Participant Deposits shall be reduced in the manner determined by the Committee.
                                        In case the amount and percentage of a
                                        Participant's elected After-Tax
                                        Participant Deposit must be so reduced,
                                        such reduction shall be to the next
                                        lower full percentile below the
                                        permissible limitation percentage, and
                                        shall remain in effect until the next
                                        succeeding Designation Date, subject to
                                        any further adjustment necessary to meet such limitations under paragraphs 2.,
                                        3., 4., or 7. of Article VIII.

  2.     Change of Percentage of        The deposit percentage designated by a
         After-Tax Participant          Participant for his/her After-Tax
         Deposits                       Participant Deposit shall continue in
                                        effect, notwithstanding any change in
                                        his/her Compensation, until he/she shall change such

ARTICLE IV - AFTER-TAX PARTICIPANT CONTRIBUTIONS

 PARAGRAPH

  2.     Change of Percentage of        percentage. A Participant may change
         After-Tax Participant          such percentage as of a Designation Date
         Deposits (Continued)           of January 1, April 1, July 1, or
                                        October 1 of any year, but not
                                        retroactively. A Participant shall
                                        designate and change the percentage of
                                        his/her After-Tax Participant Deposit by written or voice response direction to the Committee in the form and manner prescribed by the Committee.

  3.     Deposit by Payroll             After-Tax Participant Deposits under
         Deduction                      this Article IV shall be effected only
                                        by payroll deductions in the amount
                                        designated by the Participant and in
                                        accordance with any regulations
                                        prescribed by the Committee; except that deposits may also be made in connection with the exercise of options, rights or warrants as provided in paragraph 6. of
                                        Article IX, and deposits may be made in
                                        connection with rollover contributions
                                        or transfers of accounts, if authorized
                                        or directed as provided in paragraphs 1.
                                        and 2. of Article V.

  4.     Transfer to Trust              The amount of the payroll deductions of
                                        After-Tax Participant Deposits so made
                                        shall be transferred at least monthly by the Company to the Trustee, and the Trustee shall hold the same in the respective Participants' separate
                                        After-Tax Deposit Accounts, subject to
                                        the provisions of the Plan; and any such amount shall not be subject to diversion or return to the Company, except return thereof to the Company in the case and to the extent its transfer having been by reason of a mistake of fact, in which case the return to the Company of the amount involved shall be made within one
                                        (1) year of the mistaken payment.

                                    ARTICLE V

                         ROLLOVERS, TRANSFERRED ACCOUNTS

 PARAGRAPH

  1.     Rollover from Other            With the prior written approval of the
         Plans of The Company           Committee, a Participant in this Plan
                                        may make a rollover contribution of all
                                        or part of a qualifying rollover
                                        distribution to such Participant from a
                                        trust which is a part of a separate
                                        qualified pension or profit-sharing plan of the Company or any subsidiary of the Company. The allowance of any rollover contribution shall be at the discretion of the Committee, and only in accordance with such terms and conditions as the Committee may prescribe. The
                                        Participant's rollover contribution
                                        shall constitute an additional deposit
                                        in, and become a part of the Accounts of the Participant for all purposes of the Plan, and become subject to all the terms and provisions of this Plan, except that the Company shall have no obligation to contribute any amount, out of its net earnings and earned surplus, or otherwise, to or for the benefit of a Participant on account of any such rollover contribution by the
                                        Participant. Any Participant's rollover
                                        contribution shall be received,
                                        deposited, held, and invested in such
                                        manner as the Committee shall by
                                        regulation prescribe, consistent with
                                        the investment and accounting provisions of this Plan.

                                        For purposes of this paragraph 1., a
                                        "qualified pension or profit-sharing
                                        plan" shall mean a plan qualified under
                                        Section 401(a) of the Code and ERISA;
                                        and a "qualifying rollover distribution" shall mean a distribution to a Participant from a trust which forms a part of the Company or a subsidiary qualified pension or profit-sharing Plan which distribution constitutes a distribution qualifying for rollover to this Plan pursuant to Code Section 402(a)(5).

ARTICLE V - ROLLOVERS, TRANSFERRED ACCOUNTS

 PARAGRAPH


  2.     Trust to Trust Transfers       The Company may, from time to time,
         From Other Plans of            direct the Trustee to receive, accept
         The Company                    transfers of, and hold as a part of the
                                        Trust, deposits or transfers of the
                                        funds, deposits, property, assets,
                                        and/or accounts of Participants, or
                                        employees of any subsidiary of the
                                        Company, from a trust which is part of
                                        any other qualified defined benefit plan or qualified defined contribution plan of the Company or any subsidiary of the Company. Any such deposit or transfer shall be subject to prior written approval of the Company, and may be pursuant to a modification, continuation, termination, partial termination, consolidation or merger with, or replacement of any such other
                                        Company plan or subsidiary plan which
                                        may be adopted by the Company or the
                                        subsidiary employer, or pursuant to any
                                        other arrangement mutually determined
                                        and agreed upon by the Company and a
                                        subsidiary and/or the subsidiary
                                        employee (or Participant). If an
                                        employee of the Company or of a
                                        subsidiary of the Company whose account
                                        is so transferred is otherwise eligible
                                        and not already participating in the
                                        Plan, he/she shall become a Participant
                                        at the time of such transfer and
                                        deposit. Any funds or property from the
                                        account of a Participant under another
                                        Company plan or a subsidiary plan which
                                        are so transferred and accepted by the
                                        Trustee shall be received and deposited
                                        in full to an account or accounts of
                                        that Participant under this Plan, and
                                        shall thereupon become a part of the
                                        Trust held for the account of that
                                        Participant in accordance with all the
                                        terms and provisions of the Plan. The
                                        Committee shall determine and prescribe
                                        reasonable and appropriate procedures,
                                        certifications, and other requirements
                                        to be accomplished and performed by the
                                        Company, the Trustee, the Participant,
                                        any such subsidiary and the plan
                                        administrator and trustee of such other
                                        Company plan or subsidiary plan, in
                                        order to assure an effective and
                                        satisfactory transfer

ARTICLE V - ROLLOVERS, TRANSFERRED ACCOUNTS

 PARAGRAPH

  2.     Trust to Trust Transfers       of trust funds, and any such transfer
         From Other Plans of            shall be conditioned upon compliance
         The Company                    with all such requirements.
         (Continued)                    Notwithstanding any of the foregoing,
                                        the Company shall have no obligation to
                                        make any matching or other additional
                                        contributions to the Plan to or for the
                                        benefit of any Participant by reason of
                                        any such transfer or deposit to the
                                        Trust under this paragraph 2.


  3.     Direct Rollovers From          Participants in the Plan shall have the
         Qualified Plans of             right to make direct rollover
         Other Employers                contributions to the Trust of the Plan
                                        of assets from a qualified defined
                                        contribution plan or trust of another
                                        employer, or from a conduit Individual
                                        Retirement Account. Any such assets so
                                        transferred to the Trust of the Plan
                                        shall be accompanied by written
                                        instructions from the other employer,
                                        trustee or custodian transferring such
                                        assets setting forth the name of the
                                        Participant for whose benefit such
                                        assets are being transferred, and
                                        showing the respective contributions of
                                        the employer, if any, and the
                                        Participant, the current value of the
                                        assets attributable thereto, and such
                                        other information as the Committee and
                                        Trustee consider reasonably required in
                                        order for the Trustee to receive, hold
                                        and administer such assets in the Trust
                                        of the Plan. Upon receipt by the Trustee of such assets for a Participant, the Trustee shall place such assets in a segregated fund or account for the Participant, and the Participant shall be deemed to be fully vested and have a nonforfeitable interest in such assets.
                                        The making of such a rollover transfer
                                        to the Trust shall not constitute a
                                        contribution or deposit entitling a
                                        Participant to any matching contribution by the Company. Notwithstanding anything to the contrary expressed or implied herein, unless the Plan generally provides a life or joint and survivor annuity form of distribution benefit, the Plan shall not be a direct or indirect transferee of or from any defined benefit pension plan, money purchase pension plan, profit sharing plan, stock bonus plan or other plan with is subject to the joint

ARTICLE V - ROLLOVERS, TRANSFERRED ACCOUNTS

 PARAGRAPH

  3.     Direct Rollovers From          and survivor annuity requirements of
         Qualified Plans of             Code Sections 401(a)(11) and 417.
         Other Employers
         (Continued)

  4.     Direct Rollovers to            With respect to distributions of
         IRAs and Qualified             Participants' accounts after December
         Plans; Withholding             31, 1992, the Plan shall be operated in
         of Tax                         accordance with the provisions of the
                                        Unemployment Compensation Amendments Act of 1992 providing for direct rollovers of eligible rollover distributions to individual retirement arrangements and qualified plans, and the required twenty percent (20%) withholding of income tax on the taxable portion of any eligible rollover distributions not directly rolled over to an individual retirement arrangement or another employer plan.

                                   ARTICLE VI

                    SUSPENSION OF SALARY REDUCTIONS, DEPOSITS

 PARAGRAPH

  1.     Suspension of Reduction        A Participant may elect in writing, in
         in Compensation or             the manner prescribed by the Committee,
         After-Tax Deposits by          to suspend his/her Reduction in
         Participant for                Compensation or After-Tax Participant
         Deficiency in                  Deposit in any regular pay period in
         Compensation                   which either would normally be deducted
                                        if his/her Compensation for such period
                                        is less than seventy-five percent (75%)
                                        of his/her normal Compensation for such
                                        period, provided such deficiency in
                                        Compensation is not the result of a
                                        Company approved leave of absence
                                        without pay as outlined in paragraph
                                        12. of Article XII. In any pay period
                                        in which a Reduction in Compensation or
                                        After-Tax Participant Deposit would
                                        normally be deducted from Participant's
                                        pay, such Reduction in Compensation or
                                        After-Tax Participant Deposit will be
                                        automatically suspended without notice
                                        if his/her net pay for such pay period
                                        is insufficient to permit the deduction
                                        to be made in full.

                                        Neither type of suspension provided in
                                        this paragraph 1. shall have the effect
                                        of ending the Participant's current Plan participation unless the suspension of Reduction in Compensation or After-Tax Participant Deposits shall be continued for six (6) consecutive pay periods in which his/her Reduction in Compensation or After-Tax Participant Deposits would normally be made and deducted.

  2.     Voluntary Suspension           A Participant may voluntarily suspend
         of Reduction in                his/her Reduction in Compensation or
         Compensation or                After-Tax Participant Deposit to the
         After-Tax Participant          Plan in writing, in the manner
         Deposits                       prescribed by the Committee, for a
                                        period of not less than six (6) months.
                                        A requested suspension shall not be
                                        effective unless at least twelve (12)
                                        consecutive months of continuous
                                        participation have

ARTICLE VI - SUSPENSION OF SALARY REDUCTIONS, DEPOSITS

 PARAGRAPH

  2.     Voluntary Suspension           elapsed since any prior voluntary
         of Reduction in                suspension ended. Voluntary suspension
         Compensation or                of Reduction in Compensation or
         After-Tax Participant          After-Tax Participant Deposits provided
         Deposits (Continued)           in this paragraph 2. shall not have the
                                        effect of terminating the Participant's
                                        current Plan participation.

                                                    ARTICLE VII

                                          COMPANY MATCHING CONTRIBUTIONS

 PARAGRAPH

  1.     Company Matching               After a Participant has completed one
         Contributions                  (1) Year of Service as an Employee of
                                        the Company, subject to the limitations
                                        specified herein and in Article VIII,
                                        the Company shall regularly contribute,
                                        out of its net earnings and earned
                                        surplus as reflected by its books of
                                        account, and shall pay to the Trustee at least monthly, amounts of Matching
                                        Contributions equal to the Company's
                                        401(k) Contributions for a Participant
                                        or a Participant's After-Tax Participant
                                        Deposits for that month, as follows:

                                        a. The Company shall make a Matching
                                           Contribution for each Participant
                                           which shall be equal to the
                                           Company's 401(k) Contribution for
                                           the Participant based upon the
                                           Participant's elected Reduction in
                                           Compensation and deferral for that
                                           month, subject to the limitation
                                           stated in subparagraph c. of this
                                           paragraph 1., below; provided, that
                                           the Company shall not make any
                                           Matching Contribution for a
                                           Participant with respect to that
                                           part of the Company's 401(k)
                                           Contribution that is an ESOP
                                           Dividend Distribution/Additional
                                           Deferral Contribution made for the
                                           Participant.

                                        b. After making the Matching
                                           Contribution provided for in
                                           subparagraph a. of this paragraph 1.,
                                           above, the Company shall make a
                                           Matching Contribution for each
                                           Participant which shall be equal to
                                           each Participant's After-Tax
                                           Contribution for that month, subject
                                           to the limitation stated in
                                           subparagraph c. of this paragraph 1.,
                                           below.

                                       c.  The aggregate Matching Contributions
                                           of the Company under subparagraphs a.
                                           and b. of this paragraph 1. for a
                                           Participant hereunder shall not
                                           exceed six percent (6%) of the
                                           Participant's Compensation.

ARTICLE VII - COMPANY MATCHING CONTRIBUTIONS

 PARAGRAPH

  1.     Company Matching               The Company's maximum Matching
         Contributions                  Contribution shall in all cases be
         (Continued)                    allocated and contributed first to
                                        match the Company's 401(k)
                                        Contribution for the Participant's
                                        Reduction in Compensation for that
                                        month, and shall then be allocated
                                        and contributed to match a
                                        Participant's After-Tax Deposit only
                                        to the extent such Participant's
                                        Reduction in Compensation for that
                                        month is less than the Company's six
                                        percent (6%) maximum Matching
                                        Contribution for that month. If
                                        necessary to meet the limitations of
                                        paragraphs 2., 3., 4., or 7. of
                                        Article VIII, the Company's Matching
                                        Contributions for a Participant shall
                                        be reduced in the manner determined
                                        by the Committee. Such reductions
                                        shall be made in a uniform and
                                        nondiscriminatory manner, determined
                                        by the Committee in its sole
                                        discretion, which are needed to
                                        comply with such limitations.

  2.     Participant's Matching         The Company's Matching Contribution
         Contribution Account           shall be credited to each
                                        participating Participant's Employer
                                        Contribution Account.

  3.     Re-entry of Participant        If a former Participant whose employment
                                        has terminated shall be rehired as an
                                        Employee, he/she shall be entitled to
                                        have all his/her prior service counted
                                        for purposes of the one (1)-year service requirement for entitlement to Company
                                        Matching Contributions.

                                  ARTICLE VIII

                LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

  1.     General                        Company contributions, After-Tax
                                        Participant Deposits, and other
                                        contributions under the Plan shall be
                                        limited as provided in this Article
                                        VIII.

  2.     Elective Deferral              The Elective Deferrals of a Participant
         Limitations                    for any taxable year shall not exceed
                                        seven thousand dollars ($7,000), as
                                        adjusted for cost-of-living increases
                                        under Code Section 402(g); the
                                        Participant shall not be permitted to
                                        make Elective Deferrals under the Plan
                                        at a rate which will result in that
                                        limitation being exceeded in any Plan
                                        Year or taxable year of the Participant;
                                        the amount of a Participant's Elective
                                        Deferrals in the form of Reductions in
                                        Compensation and ESOP Dividend
                                        Distribution/Additional Deferrals and
                                        all other Elective Deferrals under this
                                        Plan and all other plans, contracts, or
                                        arrangements of the Company may not
                                        exceed such seven thousand dollar
                                        ($7,000) amount for taxable years
                                        beginning in any calendar year during
                                        which Elective Deferrals may be made
                                        with respect to a Participant; provided, that the foregoing seven thousand dollar
                                        ($7,000) amount shall be adjusted for
                                        cost-of-living increases pursuant to
                                        Code Sections 402(g)(5), 415(d), and
                                        401(a)(30).

  3.     Actual Deferral                The Actual Deferral Percentage for the
         Percentage Limitations         Highly Compensated Employees shall not
                                        exceed the greater of a. or b. as
                                        follows:

                                        a. The Actual Deferral Percentage for
                                           all those Employees eligible to be
                                           Participants in this Plan who are not
                                           Highly Compensated Employees,
                                           multiplied by 1.25, or

                                        b. The Actual Deferral Percentage for
                                           those Employees eligible to be
                                           Participants in this Plan who are not
                                           Highly Compensated Employees
                                           multiplied by two (2); provided,
                                           however, that under this subparagraph
                                           3.b. limitation the Actual

ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

  3.     Actual Deferral                Deferral Percentage for the Highly
         Percentage Limitations         Compensated Employees may not exceed
         (Continued)                    the Actual Deferral Percentage for
                                        the Employees eligible to be
                                        Participants in this Plan who are not
                                        Highly Compensated Employees by more
                                        than two (2) percentage points.

  4.     Limitations on Company         The Matching Contribution Percentage
         Matching Contributions         for eligible Highly Compensated
                                        Employees for any Plan Year shall not
                                        exceed the greater of (i) one hundred
                                        twenty-five percent (125%) of such
                                        percentage for all other eligible
                                        Employees, or (ii) the lesser of two
                                        hundred percent (200%) of such
                                        Matching Contribution Percentage for
                                        all other eligible Employees, or such
                                        Matching Contribution Percentage for
                                        all other eligible Employees plus two
                                        (2) percentage points.

  5.     Separate Application           The Actual Deferral Percentage
         of Limitations                 limitations in paragraph 3. above,
                                        and the Matching Contribution
                                        Percentage limitations in paragraph
                                        4. above, shall be applied as if each
                                        separate employer maintaining this
                                        Plan as a multiple employer plan
                                        maintained a separate plan.

  6.     Multiple Use of                If any Highly Compensated Employee is
         Alternative Limitation         eligible to elect to make Reductions
                                        in Contributions and to make
                                        After-Tax Participant Deposits or to
                                        receive Company Matching
                                        Contributions under the Plan, and the
                                        sum of the Actual Deferral Percentage
                                        of the entire group of eligible
                                        Highly Compensated Employees and the
                                        actual contribution percentage of the
                                        entire group of eligible Highly
                                        Compensated Employees under the Plan
                                        subject to Code Section 401(m)
                                        exceeds the aggregate limit specified
                                        in Treasury Regulations Section
                                        1.401(m)- 2(b)(2), or succeeding
                                        regulations prescribed under Code
                                        Section 401(m)(9), then such excess
                                        shall be corrected by reduction of
                                        the Actual Deferral Percentage or the
                                        actual

ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH


  6.     Multiple Use of                contribution percentage of Highly
         Alternative Limitation         Compensated Employees in accordance
         (Continued)                    with the provisions of Treasury
                                        Regulations Section 1.401(m)-2(c) or
                                        succeeding regulations.

  7.     Maximum Annual Additions       The maximum Annual Additions credited
                                        to a Participant's Account shall not
                                        exceed the lesser of $30,000 (or, if
                                        greater, one quarter (1/4) of the
                                        dollar limitation in effect under
                                        Code Section 415(b)(1)(A)), or
                                        twenty-five percent (25%) of the
                                        Participant's annual compensation
                                        from the Company. For the purposes of
                                        this paragraph, the "Annual
                                        Additions" are equal to the sum for
                                        any year of (i) employer
                                        contributions and (ii) the
                                        Participant's contributions (but not
                                        including any rollover contributions
                                        as defined in the Code).
                                        Contributions allocated to any
                                        individual medical account which is
                                        part of a pension or annuity plan
                                        shall also be treated as an Annual
                                        Addition to a defined contribution
                                        plan, to the extent provided in Code
                                        Section 415(l); and any amount
                                        attributable to medical benefits
                                        allocated to a separate account for
                                        post- retirement medical benefits for
                                        a key employee shall be treated as an
                                        Annual Addition to a defined
                                        contribution plan to the extent
                                        provided in Code Section 419(A)(d).
                                        The limitation year for purposes of
                                        the limitations on Annual Additions
                                        is the Plan Year, which is the twelve
                                        (12) month period beginning on
                                        January 1 and ending on the
                                        subsequent December 31.

                                        For purposes of this paragraph 7.,
                                        the term "compensation" means the
                                        Participant's wages, salaries, fees
                                        for professional services, and other
                                        amounts received for personal
                                        services actually rendered in the
                                        course of employment with the Company
                                        (including, but not limited to,
                                        commissions paid salesmen,
                                        compensation for services on the
                                        basis of a percentage of profits,
                                        commissions on insurance premiums,
                                        tips, and bonuses). The term
                                        "compensation"

ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

  7.     Maximum Annual Additions       shall not include (i) Company
         (Continued)                    contributions to a plan of deferred
                                        compensation to the extent the
                                        contributions are not included in the
                                        gross income of the Employee for the
                                        taxable year in which contributed, on
                                        behalf of an Employee to a simplified
                                        employee pension plan described in
                                        Code Section 408(k) to the extent
                                        such contributions are deductible by
                                        the Employee under Code Section
                                        219(b)(7) and any distributions from
                                        a plan of deferred compensation,
                                        regardless of whether such amounts
                                        are includible in the gross income of
                                        the Employee when distributed; (ii)
                                        amounts realized from the exercise of
                                        a nonqualified stock option, or when
                                        restricted stock (or property) held
                                        by an Employee either becomes freely
                                        transferable or is no longer subject
                                        to a substantial risk of forfeiture;
                                        (iii) amounts realized from the sale,
                                        exchange or other disposition of
                                        stock acquired under a qualified
                                        stock option; or (iv) other amounts
                                        which receive special tax benefits,
                                        such as premiums for group term life
                                        insurance (but only to the extent
                                        that the premiums are not includible
                                        in the gross income of the Employee),
                                        or contributions made by the Company
                                        (whether or not under a salary
                                        reduction agreement) towards the
                                        purchase of an annuity contract
                                        described in Code Section 403(b)
                                        (whether or not the contributions are
                                        excludable from the gross income of
                                        the Employee).

                                        The foregoing definitional provisions
                                        of this paragraph 7. shall apply
                                        solely thereto. For purposes of
                                        applying the limitations of this
                                        paragraph 7., amounts included as
                                        compensation are those actually paid
                                        or made available to a Participant
                                        within the Plan Year.

                                        The maximum benefit limitation of
                                        thirty thousand dollars ($30,000)
                                        shall be adjusted to reflect
                                        increases in the cost of living

ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

  7.     Maximum Annual Additions       applicable thereto in accordance with
         (Continued)                    the Code and regulations prescribed
                                        by the Secretary of Treasury.

                                        For purposes of the annual maximum
                                        benefit limitation for any Participant
                                        in this Plan who is also concurrently a
                                        Participant of a defined benefit plan
                                        maintained by the Company, such
                                        limitation shall be applied as specified in the Retirement Plan of the Company and the sum of the defined benefit plan fraction and the defined contribution plan fraction for the purposes of this Plan and application of the combined plan maximum annual limitation shall be as defined in the Retirement Plan and by the Secretaries of Labor and Treasury pursuant to ERISA and the Code.

                                        All defined contribution plans of the
                                        Company shall be treated together with
                                        this Plan as one defined contribution
                                        plan in determining the combined plan
                                        maximum annual limitation.

                                        If as a result of the allocation of any
                                        forfeitures, a reasonable error in
                                        estimating a Participant's annual
                                        Compensation, or under other limited
                                        facts and circumstances which justify
                                        the availability of the rules set forth
                                        in Treasury Regulation 1.415-6(b)(6),
                                        the Annual Additions under the terms of
                                        this Plan for a particular Participant
                                        would cause the limitations of Code
                                        Section 415 applicable to that
                                        Participant for the limitation year to
                                        be exceeded, the excess amounts shall
                                        not be deemed Annual Additions in that
                                        limitation year and such excess amounts
                                        in the Participant's account must be
                                        used to reduce Company contributions for the next limitation year (and succeeding limitation years, as necessary) for that Participant if that Participant is covered by the Plan as of the end of the limitation year. However, if that Participant is not covered by the Plan as of the end of such

ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

  7.     Maximum Annual Additions       limitation year, then the excess
         (Continued)                    amounts must be held unallocated in a
                                        suspense account for the limitation
                                        year and allocated and reallocated in
                                        the next limitation year to all
                                        remaining Participants in the Plan.
                                        However, if such allocation or
                                        reallocation of the excess amounts
                                        pursuant to the provisions hereof
                                        causes the limitations of Code
                                        Section 415 to be exceeded with
                                        respect to each Participant for the
                                        limitation year, then these amounts
                                        must be held unallocated in a
                                        suspense account. If such a suspense
                                        account is in existence at any time
                                        during a particular limitation year,
                                        other than the limitation year
                                        described in the preceding sentence,
                                        all amounts in the suspense account
                                        must be allocated or reallocated to
                                        Participants' accounts as herein
                                        provided, (subject to the limitations
                                        of Code Section 415) before any
                                        Company contributions which would
                                        constitute Annual Additions may be
                                        made to the Plan for that limitation
                                        year. The excess amounts must be used
                                        to reduce Company contributions for
                                        the next limitation year (and any
                                        succeeding limitation years, as
                                        necessary). Excess amounts may not be
                                        distributed to Participants or former
                                        Participants.

  8.     No Return or Diversion         Except as provided in paragraphs 9.
         of Contributions Except        and 10. of this Article VIII below,
         for Mistake                    the Trustee shall hold the Company's
                                        contributions in the respective
                                        Participants' Accounts, subject to
                                        the provisions of the Plan; and no
                                        part of those contributions shall be
                                        recoverable by the Company, nor shall
                                        they be used for, or diverted to any
                                        other purpose, except for return
                                        thereof to the Company in the case
                                        and to the extent of its
                                        contributions having been made by
                                        reason of a mistake of fact, in which
                                        case the return to the Company of the
                                        amount involved shall be made within
                                        one (1) year of the mistaken
                                        contribution; and if a contribution
                                        to the Plan conditioned upon the
                                        deductibility of the contribution
                                        under Code

ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

of Contributions Except
for Mistake (Continued)


  8.     No Return or Diversion         Section 404, as provided in paragraph
                                        14. of this Article VIII, then such
                                        contribution may be returned to the
                                        Company (to the extent disallowed)
                                        within one (1) year after the
                                        disallowance of the deduction;
                                        provided, that any contribution for a
                                        Participant which exceeds the
                                        limitations provided in paragraphs 1.
                                        and 2. of this Article VIII shall be
                                        distributed to the Participant as
                                        directed by the Committee within a
                                        reasonable period of time consistent
                                        with requirements for distributing
                                        excess deferrals under the Code and
                                        regulations thereunder.

  9.     Distribution of                If any Excess Deferrals are included in
         Excess Deferrals               the gross income of a Participant for
                                        any taxable year under Code Section
                                        402(g)(1), then not later than March 1
                                        following the close of the taxable year, such Participant may allocate the amount of such Excess Deferrals among the plans under which the Excess Deferrals were made and may notify the Committee of the portion allocated to the Plan; and not later than April 1 following the close of the taxable year, the Plan may distribute to such Participant the amount allocated to the Plan (and any income allocable to such amount). Such distribution of the Excess Deferrals of a Participant may be made notwithstanding any other provision of the Plan, the Code, or ERISA; provided, that except to the extent provided in applicable Treasury Regulations, notwithstanding the distribution of such portion of Excess Deferrals from the Plan, such portion shall be treated as a contribution of the Company for purposes of applying the limitations in paragraphs 3. and 4. of this Article
                                        VIII and Code Section 401(k)(3)(A)(ii).
                                        If the Plan distributes only a portion
                                        of any Excess Deferrals allocated to the Plan and income allocable thereto, such portion shall be treated as having been distributed ratably from the Excess
                                        Deferral allocable to the Plan and the
                                        income.

ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

 10.     Excess 401(k)                  In the event the aggregate amount of
         Contributions                  Company 401(k) Contributions actually
                                        paid over to the Trust of the Plan on
                                        behalf of Highly Compensated Employees
                                        for any Plan Year is an amount in excess of the amount of such 401(k)
                                        Contributions permitted under the 401(k) special discrimination limitations stated in paragraph 3. of this Article
                                        VIII (determined in accordance with
                                        Treasury Regulations by reducing
                                        contributions made on behalf of Highly
                                        Compensated Employees in order of the
                                        Actual Deferral Percentages beginning
                                        with the highest of such percentages),
                                        then the Committee may, in its sole
                                        discretion, direct the Trustee to
                                        distribute the amount of such excess
                                        contributions for such Plan Year (and
                                        any income allocable to such
                                        contributions), and the distribution of
                                        such excess 401(k) Contributions (and
                                        income) shall be made within two and
                                        one-half (2 1/2) months after the close
                                        of such Plan Year. Any distribution of
                                        the excess 401(k) Contributions for any
                                        Plan Year shall be made to Highly
                                        Compensated Employees on the basis the
                                        respective portions of the excess 401(k)
                                        Contributions attributable to each of
                                        such Highly Compensated Employees.

                                        The Committee may, within its sole
                                        discretion, and to the extent provided
                                        in applicable Treasury Regulations,
                                        permit Highly Compensated Employees to
                                        elect to treat the amount of the excess
                                        401(k) Contributions for any Plan Year
                                        as an amount distributed to such Highly
                                        Compensated Employees and then
                                        contributed as After-Tax Participant
                                        Deposits by such Highly Compensated
                                        Employees to the Plan; provided, any
                                        such election to recharacterize and
                                        treat excess 401(k) Contributions in
                                        that manner must be made in accordance
                                        with Treasury Regulations within two and one-half (2 1/2) months after the close of the Plan Year to which the recharacterization relates.

ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

 11.     Excess Aggregate               In the event the aggregate amount of
         Contributions                  Matching Contributions and employee
                                        contributions (and any qualified
                                        nonelective contribution or elective
                                        contribution taken into account in
                                        computing the contribution percentage)
                                        actually made on behalf of Highly
                                        Compensated Employees for any Plan Year
                                        is an amount in excess of the maximum
                                        amount of such contributions permitted
                                        under the limitations on matching
                                        contributions stated in paragraph 4. of
                                        this Article VIII (determined by
                                        reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages), then the Committee may, in its sole discretion, direct the Trustee to distribute the amount of such excess of such contributions for such Plan Year
                                        (and any income allocable to such
                                        contributions), but the distribution of
                                        such excess contributions (and income)
                                        shall be made within two and one-half (2
                                        1/2) months after the close of such Plan
                                        Year. Any distribution of such excess
                                        aggregate contributions for any Plan
                                        Year shall be made to Highly Compensated
                                        Employees on the basis of the respective portions of such amounts attributable to each of such Highly Compensated
                                        Employees. The determination of the
                                        amount of such excess aggregate
                                        contributions with respect to the Plan
                                        shall be made after (i) first
                                        determining the excess deferrals (within the meaning of Code Section 402(g)), and
                                        (ii) then determining the excess 401(k)
                                        Contributions under paragraph 3. of this
                                        Article VIII.


 12.     Qualified Nonelective          The Company may, in its sole discretion,
         and Matching                   elect to make Qualified Nonelective
         Contributions                  Contributions and Qualified Matching
                                        Contributions that are to be treated as
                                        401(k) Contributions in order to satisfy the Actual Deferral Percentage tests prescribed in paragraph 3. of this
                                        Article VIII, and treated as Company
                                        Matching Contributions, to

ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

 12.     Qualified Nonelective          satisfy the nondiscrimination tests
         and Matching                   prescribed in paragraph 4. of this
         Contributions                  Article VIII provided that such
         (Continued)                    Qualified Nonelective Contributions or
                                        Qualified Matching Contributions shall
                                        be treated as 401(k) Contributions or
                                        Company Matching Contributions, provided that they satisfy the requirements for such treatment prescribed by the applicable Treasury Regulations. The term "Qualified Nonelective
                                        Contributions" means Company
                                        contributions to the Plan other than
                                        401(k) Contributions and Company
                                        Matching Contributions that satisfy the
                                        requirements of the nondiscrimination
                                        requirements of the Plan provided in
                                        paragraph 3. of this Article VIII, and
                                        the distribution limitations applicable
                                        to 401(k) Contributions under the Plan,
                                        Code Section 401(k)(2)(B), and Treasury
                                        Regulations Section 1.401(k)-1(d).

 13.     Plan Not Dependent Upon        This Plan is intended to be a
         Earnings; Company              profit-sharing plan within the meaning
         Contributions Limited          of Code Sections 401(a)(1) and (27)
         to Earnings                    without regard to current or accumulated
                                        earnings and profits of the Company;
                                        provided, that if at any time the
                                        Company's net earnings and earned
                                        surplus as reflected by its books of
                                        account are insufficient to permit the
                                        making in full therefrom of any
                                        contribution otherwise required to be
                                        made by the Company hereunder, such
                                        contributions shall be required to be
                                        made only to the extent, if any, that
                                        such net earnings, earned surplus, and
                                        accumulated earnings and profits are
                                        sufficient, and the deficiency shall not thereafter be made up even though such earnings and profits again become sufficient therefor; provided further, however, that the portion of this Plan which constitutes an employee stock ownership plan is intended to be a stock bonus plan within the meaning of Code
                                        Sections 401(a) and 4975(e)(7), and the
                                        Treasury regulations thereunder which is established and maintained by the
                                        Company to provide benefits similar to
                                        those of a profit-sharing plan

ARTICLE VIII - LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS

 PARAGRAPH

 13.     Plan Not Dependent             Upon except that the contributions by
         Earnings; Company              the Company are not necessarily
         Contributions Limited          dependent upon profits and the benefits
         Earnings (Continued)           are distributable in stock to of the
                                        Company.

 14.     Maximum Contribution           In no event, however, shall Company
                                        contributions be made in excess of the
                                        amount deductible under Code Section
                                        404, or other applicable federal law now or hereafter in effect.

                                   ARTICLE IX

                              INVESTMENT PROVISIONS

 PARAGRAPH

  1.     Participant Directed           A Participant may, by written direction
         Investment                     to the Committee, which shall in turn
                                        direct the Trustee in form prescribed by the Committee and countersigned by the authorized representative thereof, which countersignature shall be for the sole purpose of identification and authentication of good standing of the Participant, direct from time to time that any or all cash in his/her account, including his/her deposits, the
                                        Company's contributions, and any other
                                        cash, shall be invested under any one or more of certain designated investment options made available under the Plan;
                                        provided, however, there shall be a
                                        minimum of twenty-five percent (25%)
                                        investment of current monthly
                                        contributions in any one option. A
                                        Participant may, after initial written
                                        direction of investment, give directions for changes in the investment of his/her account by use of the telephone voice response system established by the
                                        Committee and Trustee for the Plan.
                                        Investment in certain options may be
                                        limited to retention and maintenance of
                                        prior contributions invested in such
                                        options, with no further investment of
                                        contributions therein being permitted,
                                        as more particularly provided below. The
                                        Company may, by the amendment of the
                                        Plan, modify and change the investment
                                        options made available from time to
                                        time. A Participant may also change his
                                        investment direction and direct sales
                                        from time to time to the extent
                                        permitted and authorized in paragraphs
                                        2. and 3. below.

                                        The investment options existing and
                                        recognized under the Plan and Trust, are as follows:

                                        Option A: ONEOK Inc. Common Stock

                                        Option B: John Hancock Emerging Growth
                                                  Fund

                                        Option C: SEI S&P 500 Index Fund

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  1.     Participant Directed           Option D: NWQ Balanced Fund
         Investment (Continued)
                                        Option E: American Performance Bond Fund

                                        Option F: SEI Stable Asset Fund

                                        Option G: American Performance Treasury
                                                  Fund

                                        Option H: ONEOK Inc. Preferred Stock,
                                                  Series A

                                        Option I: U.S. Savings Bonds, Series E

                                        Option J: U.S. Savings Bonds, Series EE

                                        On and after September 15, 1994, a
                                        Participant may, by written or telephone voice response direction to the Committee, and in turn to the Trustee, as provided above, direct that his/her deposits and account, the Company's contributions and any other cash be deposited in Options A through G; and no new or additional investment of contributions and cash may be directed by a Participant to be made in Options H, I, or J. But a Participant may retain in his/her account the prior directed investments in such Options.

                                        Purchases of Common Stock by the Trustee pursuant to Option A above shall be made from the Company if it shall have made shares available for such purchases, in which event the purchase price shall be equal to ninety-five percent (95%) of the average of the high and low sales prices of the Common Stock as reported on the New York Stock Exchange Composite Transactions for the five (5) trading days immediately preceding the day or days of each month on which the Trustee receives contributions from the Participants and the Company or receives dividends on the Common and Preferred Stock held by the Trustee. When the Trustee purchases any Common Stock from the Company then, for that month, all sales of Common Stock shall be made by the Trustee in the open market and

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  1.     Participant Directed           not pursuant to paragraph 3. of this
         Investment (Continued)         Article IX. If no shares of Common Stock
                                        are made available from the Company
                                        during the month, the Trustee may
                                        purchase such shares in the open market, or as provided in paragraph 5. of this
                                        Article IX.

                                        Notwithstanding any other provisions
                                        herein, the right of Participants to
                                        direct the purchase, sale or transfer of ONEOK Inc. Common Stock for their Plan Accounts may be limited, suspended and restricted from time to time, and for such periods of time as the Committee, in its discretion, determines to be necessary and appropriate for administration of the Plan and Trust, including, without limitation, for the purpose of determining the amount and timing of ESOP Dividend Distributions and ESOP Dividend
                                        Distribution/Additional Deferral
                                        Contributions under the Plan. The
                                        Committee may direct such limitations,
                                        suspensions and restrictions to be made, and cause Participants and the Trustee to be given notice thereof, in the manner it determines reasonable and practical in the circumstances.

                                        Notwithstanding the foregoing, the
                                        investment by a Participant who is a
                                        Section 16 Person shall be subject to
                                        the limitations and restrictions and
                                        other provisions of paragraph 11. of
                                        this Article IX, below, with respect to
                                        any Discretionary Transactions involving the investment of his/her deposits, the Company's contributions and any other cash attributable to his/her account.

  2.     Change in Participant's        Any direction by a Participant that
         Investment Direction           available funds in his/her account shall
                                        be invested under a particular
                                        investment option shall be deemed a
                                        continuing direction until changed by
                                        the Participant. A Participant may, by
                                        written direction to the Committee which shall in turn direct the Trustee in form prescribed by the Committee, by telephone voice response system direction in the manner prescribed by the Committee, or by such other

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  2.     Change in Participant's        means as may be authorized by the
         Investment Direction           Committee, cancel or change any such
         (Continued)                    investment direction from time to time;
                                        provided, that a Participant who is a
                                        Section 16 Person shall be subject to
                                        the limitations, restrictions and other
                                        provisions of paragraph 11. of this
                                        Article IX, below, with respect to such
                                        Participant's direction of investments
                                        that are Discretionary Transactions.

  3.     Sale of Investments at         A Participant may (i) by written
         Participant Direction          direction in form prescribed by the
                                        Committee and countersigned by the
                                        authorized representative thereof, which countersignature shall be for the sole purpose of identification and authentication of good standing of the Participant, or (ii) by telephone voice response system authorized and established by the Committee, direct the Committee and the Trustee to sell or turn in for redemption, as may be appropriate, any security purchased at his/her direction; he/she may similarly direct the investment of the proceeds of any such sale or redemption, with or without the addition of other available cash then in his/her account, under any one or more of the investments options currently in effect under the Plan for which additional investment of contributions and cash may be directed;
                                        provided, that a Participant who is a
                                        Section 16 Person shall be subject to
                                        the limitations, restrictions and other
                                        provisions of paragraph 11. of this
                                        Article IX, below, with respect to the
                                        direction of the sale or redemption
                                        transactions involving any security
                                        issued by the Company that are
                                        Discretionary Transactions.

  4.     ESOP Diversification           It is intended that the Participant
         of Investments                 investment options and investment
                                        direction provisions stated above in
                                        this Article IX shall be administered in the manner which will satisfy the investment diversification requirements of Code Section 401(a)(28) as to the portion of the Plan which constitutes an Employee Stock Ownership Plan, and in accordance with such requirements, and

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  4.     ESOP Diversification           notwithstanding anything otherwise
         of Investments                 provided in the Plan with respect to
         (Continued)                    that portion of the Plan which
                                        constitutes an Employee Stock Ownership
                                        Plan, each Qualified Participant may
                                        elect within ninety (90) days after the
                                        close of each Plan Year in the Qualified
                                        Election Period to direct the Plan and
                                        the Trustee as to the investment of at
                                        least twenty-five percent (25%) of such
                                        Participant's Account in the Plan which
                                        is invested in Company securities (to
                                        the extent such portion exceeds the
                                        amount to which a prior election under
                                        this paragraph applies). In the case of
                                        the election year in which the
                                        Participant can make his/her last
                                        election, the preceding sentence shall
                                        be applied by substituting "fifty
                                        percent (50%)" for "twenty-five percent
                                        (25%)." The Plan shall offer at least
                                        three (3) investment options (not
                                        inconsistent with Treasury regulations
                                        published under Code Section 401(a)(28)
                                        to each Qualified Participant making
                                        such an election and within ninety (90)
                                        days after the period during which the
                                        election may be made, the Plan shall
                                        invest the portion of the Participant's
                                        Account covered by the election in
                                        accordance with the election. For
                                        purposes of this paragraph, the term
                                        "Qualified Participant" means any
                                        Employee who is a Participant in the
                                        Plan who on and after January 10, 1997,
                                        completes at least ten (10) years of
                                        participation under the Employee Stock
                                        Ownership Plan portion of the Plan and
                                        who has attained age fifty-five (55);
                                        and the term "Qualified Election Period" shall mean the 6-Plan-Year period beginning with the later of (i) the first Plan Year in which an individual first became a Qualified Participant, or
                                        (ii) the first Plan Year beginning after December 31, 1986. The applicable portions of a Participant's Account to which such elections shall apply shall be determined based upon the price of Company securities on the New York Stock
                                        Exchange applied on a uniform and
                                        consistent basis, and with respect to
                                        any Company securities which are not
                                        readily tradable on an established
                                        securities market with respect

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  4.     ESOP Diversification           to activities carried on by the Plan
         of Investments                 all such valuations shall be by an
         (Continued)                    independent appraiser, which means any
                                        appraiser meeting requirements similar
                                        to the requirements of the Treasury
                                        regulations prescribed under Code
                                        Section 170(a)(1).

  5.     Time of Action by              The Trustee will comply with the
         Trustee on Investments         directions of a Participant with respect
                                        to investment, sale and reinvestment as
                                        soon as practicable after receipt of
                                        such direction if they are given and
                                        received in accordance with one of the
                                        foregoing authorized means of
                                        communicating such directions; provided, however, that in the case of directions to purchase securities, the Trustee will not comply therewith until a means to make such purchase has been adequately provided in respect to the Participant's account. With respect to purchases of Common Stock from the Company, the Trustee shall purchase such securities on the day or days of each month on which the Trustee receives the contributions from the Participants and the Company or receives dividends on the Common Stock held by the Trustee. With respect to open market purchases of stock, the Trustee may, in accordance with regulations to be prescribed by the Committee, for the purpose of reducing brokerage commissions and other expenses, defer the execution of directions to purchase or sell securities until the Trustee has accumulated directions to purchase or sell the quantities prescribed in such regulations. The Trustee, in its discretion, may limit the daily volume of its purchases or sales of a security to the extent that such action is deemed by it to be in the best interest of the Participants directing such purchases or sales.

  6.     Participant Rights as          In the event that any option, rights,
         to Options, Rights,            or warrants shall be granted or issued
         and Warrants                   respect to a security held by the
                                        Trustee under the Plan, the Trustee, to
                                        the extent possible, shall give to the
                                        Participant in whose account such
                                        security is held a reasonable
                                        opportunity (which in any event

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  6.     Participant Rights as          shall not extend beyond five days prior
         to Options, Rights,            to the date of expiration of the
         and Warrants                   options, rights, or warrants) to direct
         (Continued)                    the Trustee to exercise such options,
                                        rights, or warrants, and if any cash
                                        shall be required in connection with
                                        such exercise, such Participant shall,
                                        simultaneously with his/her direction to the Trustee, make available to the Trustee the necessary funds. Such funds may be made available to the Trustee by payment thereof in cash or by written direction to the Trustee in form prescribed by the Committee to use cash held by the Trustee in the Participant's
                                        Account or obtained from the sale of any security in such account; provided, however, that the total of any such cash
                                        Payment and the amount of current
                                        monthly contribution shall not exceed
                                        the contribution and deposit and
                                        limitation set forth in Articles III and
                                        IV. Cash payments made by a Participant
                                        to the Trustee in connection with the
                                        exercise of any such options, rights, or warrants shall constitute an additional deposit in the Participant's Account for all purposes of the Plan except the Company's contributions under paragraph
                                        1. of Article VII and except that, for a period of twelve (12) months after making any such payment, the Participant shall have the right, by written request to the Trustee in form prescribed by the Committee, to receive payment from the Trustee out of any cash available in the Participant's Account an amount equal to the cash so paid, and such payment to the Participant shall not constitute a withdrawal within the meaning of Article
                                        XII or any other Article of the Plan.
                                        Any securities acquired as the result of the exercise of any such options, rights, or warrants shall be added to the Participant's Account. If a
                                        Participant shall not, within the time
                                        designated by the Trustee, direct the
                                        Trustee to exercise any such option,
                                        right, or warrant and make available to
                                        the Trustee any necessary funds, the
                                        Trustee shall sell such

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  6.     Participant Rights as          option, right, or warrant in the open
         to Options, Rights,            market, if there be any market thereof.
         and Warrants                   The cash proceeds from the sale of any
         (Continued)                    options, rights, or warrants shall be
                                        credited to the Participant's Account.

                                        Provided, that a Participant who is a
                                        Section 16 Person shall be subject to
                                        the limitations, restrictions and other
                                        provisions of paragraph 11. of this
                                        Article IX, below, with respect to any
                                        options, rights or warrants granted or
                                        issued with respect to any security held by the Trustee of the Plan that is a security issued by the Company, if the exercise or other action by the Participant pursuant to this paragraph
                                        6. is a Discretionary Transaction.

  7.     Redemption of                  In the case of the redemption of any
         Nontransferable                nontransferable security or on the
         Securities                     maturity thereof, the Participant in
                                        whose account such security is held
                                        shall take such steps as the Trustee may prescribe in order to effect the redemption or collection thereof by the Trustee.

  8.     Manner of Holding              All cash and securities in Participants'
         Cash and Securities            Accounts shall, until disposed of
                                        pursuant to the provisions of the Plan,
                                        be held in the possession of the
                                        Trustee. Transferable securities may be
                                        registered in the name of the Trustee or in the name of its nominee.
                                        Nontransferable securities shall be
                                        issued in such name or names as the
                                        Trustee may elect, subject to any
                                        applicable laws or regulations at the
                                        time in effect with respect thereto. In
                                        the sole discretion of the Trustee,
                                        investments in a particular security to
                                        be held in the accounts of more than one
                                        (1) Participant may be represented by a
                                        single stock certificate or a single
                                        bond, as the case may be.

  9.     Voting of Shares               Shares of the voting stock of the
                                        Company held by the Trustee in the
                                        account of a Participant under the Plan
                                        will be voted or consents for action
                                        with respect thereto will be granted by
                                        the Trustee or other registered

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

  9.     Voting of Shares               owner thereof only in accordance with
         (Continued)                    written instructions given to the
                                        Trustee by the Participant, except that
                                        the Trustee, in its discretion, may vote or direct the registered owner to vote or may consent or direct the registered owner to consent to action being taken with respect to any such stock if the Trustee has not received written instructions from the Participant in whose account such shares are held at least five (5) days prior to the date of the meeting at which such vote is to be taken or the last date that a consent of action may be given. Notice of any such meeting or consent request shall be given by the Committee to the Participant and a request for written instructions shall be made by the Committee to be directed to the Trustee at such time and in such form as may be provided by rules and regulations adopted by the Committee.

                                        This paragraph and all pertinent
                                        provisions of the Plan and Trust shall
                                        be applied and interpreted in all
                                        respects so as to meet the requirements
                                        of Code Section 409(e) so that each
                                        Participant or beneficiary in the Plan
                                        is entitled to direct the Plan and
                                        Trustee as to the manner in which stock
                                        and securities of the Company which are
                                        entitled to vote and are allocated to
                                        the Participant Account of such
                                        Participant or beneficiary are to be
                                        voted.

 10.     Tender Offers                  Notwithstanding any other provisions of
                                        this Plan, the provisions of this
                                        paragraph 10. shall govern the tendering of shares of Common Stock of the Company held in this Plan.

                                        a. Upon commencement of a tender offer
                                           for any securities that are Common
                                           Stock of the Company, the Company
                                           shall notify each Participant of such
                                           tender offer and utilize its best
                                           efforts to timely distribute or cause
                                           to be distributed to the Participant
                                           such information as is distributed to
                                           shareholders of the Company in
                                           connection with such tender

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

 10.     Tender Offers                     offer, and shall provide a means by
         (Continued)                       which the Participant can instruct
                                           the Trustee whether or not to tender
                                           the shares of Common Stock of the
                                           Company allocated to such
                                           Participant's account. The Company
                                           shall provide the Trustee with a copy
                                           of any materials provided to
                                           Participants.

                                        b. Each Participant shall have the
                                           right to instruct the Trustee as to
                                           the manner in which the Trustee is to
                                           respond to the tender offer for any
                                           and all of the shares of Common Stock
                                           of the Company allocated to such
                                           Participant's account. The Trustee
                                           shall respond to the tender offer
                                           with respect to shares of Common
                                           Stock of the Company as instructed by
                                           the Participant. The Trustee shall
                                           not tender any stock allocated to a
                                           Participant's account for which the
                                           Trustee has received no instructions
                                           from the Participant.

                                        c. The Trustee shall tender that number
                                           of unallocated shares of Common Stock
                                           of the Company which is determined by
                                           multiplying the total number of
                                           unallocated shares by a fraction of
                                           which the numerator is the number of
                                           shares of Common Stock of the Company
                                           allocated to Participants' accounts
                                           for which the Trustee has received
                                           instructions from Participants to
                                           tender (and such instructions have
                                           not been withdrawn as of the date of
                                           determination) and the denominator is
                                           the total number of shares of Common
                                           Stock of the Company allocated to
                                           Participants' accounts.

                                        d. A Participant who has directed the
                                           Trustee to tender shares of Common
                                           Stock of the Company allocated to
                                           such Participant's account may, at
                                           any time prior to the tender offer
                                           withdrawal date, instruct the Trustee
                                           to withdraw, and the Trustee shall
                                           withdraw such shares of Common Stock
                                           from the tender offer prior to the
                                           withdrawal deadline.

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

 10.     Tender Offers                     Prior to such withdrawal deadline, if
         (Continued)                       unallocated shares of Common Stock of
                                           the Company have already been
                                           tendered, the Trustee shall
                                           redetermine the number of shares of
                                           Common Stock of the Company which
                                           would be tendered under paragraph
                                           10.c. hereunder as if the date of
                                           such withdrawal were the date of
                                           determination, and withdraw the
                                           number of unallocated shares
                                           necessary to reduce the number of
                                           unallocated shares tendered to the
                                           amount so redetermined. A Participant
                                           shall not be limited as to the number
                                           of instructions to tender or withdraw
                                           which he/she may give to the Trustee.

                                        e. The Trustee shall credit the proceeds
                                           received in exchange for tendered
                                           shares of Common Stock of the Company
                                           to the account from which the
                                           tendered stock originated.
                                           Notwithstanding paragraph 3. of this
                                           Article IX, each Participant to whose
                                           account amounts have been allocated
                                           pursuant to this subparagraph e.
                                           shall have the right to direct the
                                           Trustee to immediately invest such
                                           amounts in any of the Options then
                                           available for investment under the
                                           Plan.

                                        f. Notwithstanding the foregoing, a
                                           Participant who is a Section 16
                                           Person shall be subject to the
                                           limitations, restrictions and other
                                           provisions of paragraph 11. of this
                                           Article IX, below, with respect to
                                           any tender of shares of Common Stock
                                           allocated to such Participant's
                                           account that is a Discretionary
                                           Transaction.

 11.     Section 16 Person              A Section 16 Person shall be allowed
         Limitations;                   to direct or have a Discretionary
         Discretionary                  Transaction effected under the Plan
         Transactions                   only if such Discretionary
                                        Transaction is effected pursuant to an
                                        election made at least six (6) months
                                        following the date of the most recent
                                        election, with respect to any employee
                                        benefit plan of the Company, that
                                        effected a Discretionary Transaction
                                        that was:

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

 11.     Section 16 Person              (i)   an acquisition, if the current
         Limitations;                         proposed Discretionary Transaction
         Discretionary                        would be a disposition; or
         Transactions
         (Continued)                    (ii)  a disposition, if the current
                                              proposed Discretionary Transaction
                                              would be an acquisition.

                                        For purposes of this Article IX, the
                                        term "Discretionary Transaction" shall
                                        mean a transaction involving equity
                                        securities of the Company pursuant to an employee benefit plan of the Company that:

                                        (i)   is at the volition of the
                                              Participant;

                                        (ii)  is not made in connection with the
                                              Participant's death, disability,
                                              retirement or termination of
                                              employment;

                                        (iii) is not required to be made
                                              available to the Participant
                                              pursuant to a provision of the
                                              Internal Revenue Code; and

                                        (iv)  results in either an intra-plan
                                              transfer involving a Company
                                              equity securities fund under the
                                              Plan, or a cash distribution
                                              funded by a volitional disposition
                                              of a Company equity security.

                                        Except to the extent otherwise expressly stated herein, all terms and provisions contained in this paragraph 11. are intended to have the same meaning and effect as when used in Rule 16b-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended ("SEC Rule 16b-3"). Transactions under the Plan by or with respect to Section 16 Persons are intended to qualify for exemptions allowable under SEC Rule 16b-3, unless the Committee specifically determines otherwise;

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

 11.     Section 16 Person              and the provisions of the Plan shall be
         Limitations;                   administered, interpreted and construed
         Discretionary                  to carry out such intention, and any
         Transactions                   provision that cannot be so
         (Continued)                    administered, interpreted and construed
                                        shall, to the extent permissible under
                                        the Code and the Employee Retirement
                                        Income Security Act of 1974, as amended, be disregarded.

 12.     Employee Stock                 The portion of this Plan and the Trust
         Ownership Plan (ESOP)          under which investment in ONEOK Inc.
                                        Common Stock is directed by Participants pursuant to paragraph 1. of this Article
                                        IX, above, is intended to be an Employee
                                        Stock Ownership Plan designed to invest
                                        primarily in Qualifying Employer
                                        Securities, including all shares of
                                        ONEOK Inc. Common Stock held by the Plan at the time such portion of the Plan and Trust is first made an Employee Stock
                                        Ownership Plan by amendment of the Plan.
                                        The investment in such stock shall be
                                        made and administered in accordance with the provisions of Code Section
                                        4975(e)(7), or succeeding provisions of
                                        the federal tax law, the Treasury
                                        regulations thereunder, and the
                                        provisions of the Plan more specifically providing for such Employee Stock
                                        Ownership Plan, including without
                                        limitation, the provisions of this
                                        paragraph 12., stated below; paragraph
                                        3. of Article III, providing for deemed
                                        deferrals equal to ESOP Dividends paid
                                        and distributed; paragraph 4. of Article
                                        IX providing for diversification of
                                        investments; paragraph 9. of Article IX
                                        providing for the voting of ONEOK Inc.
                                        Common Stock; paragraph 2. of Article X
                                        providing for payment and distribution
                                        of ESOP Dividends on ONEOK Inc. Common
                                        Stock; paragraph 5. of Article XI
                                        providing for the time of distribution
                                        of ONEOK Inc. Common Stock from the
                                        Plan; and paragraph 12. of Article XI
                                        providing for Participant rights to
                                        distribution of ONEOK Inc. Common Stock.

                                        It is intended that the Employee Stock
                                        Ownership Plan provided for herein shall not acquire any Plan assets or Company securities by use of an exempt loan under Code Section

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

 12.     Employee Stock                 4975(d)(3), or otherwise, but
         Ownership Plan (ESOP)          notwithstanding the foregoing, if and to
         (Continued)                    the extent any such exempt loan is ever
                                        made to or received by the Plan, then
                                        any such loan shall conform in all
                                        respects to the requirements of Code
                                        Section 4975(e) and the Treasury
                                        regulations thereunder, and must be
                                        primarily for the benefit of
                                        Participants and their beneficiaries,
                                        and shall comply with the following
                                        terms and conditions: (1) The interest
                                        rate respecting such loan shall not
                                        exceed a reasonable rate of interest;
                                        and the Trustee shall consider all
                                        relevant factors in determining a
                                        reasonable rate of interest, including
                                        the amount and duration of the loan, the security and guarantee (if any) involved, the credit standing of the ESOP and the Company (if and to the extent that the Company acts as guarantor), and the interest rate prevailing for comparable loans; and upon due consideration of the foregoing factors, a variable interest rate may be reasonable; (2) At the time that such loan is made or entered into, the interest rate and the price of securities to be acquired should not be such that Plan assets might be dissipated; (3) The terms of such loan, whether or not between independent parties, must be at such time at least as favorable to the Trust as the terms of a comparable loan resulting from arm's-length negotiations between independent parties; (4) The proceeds of such loan must be used within a reasonable time after their receipt by the Trust only to acquire ONEOK Inc.
                                        Common Stock, to repay such loan, or to
                                        repay a prior loan to the Trust; (5)
                                        Such loan must be without recourse
                                        against the Trust; the only assets of
                                        the Trust that may be given as
                                        collateral on such loan are shares of
                                        ONEOK Inc. Common Stock acquired
                                        therewith; no person entitled to payment under such loan shall have any right to assets of the Trust other than collateral given for such loan, cash contributions of the Company made to meet the obligations of the Trust under such loan, and earnings attributable to such collateral and the investment of such contributions; the

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

 12.     Employee Stock                 payments made with respect to such loan
         Ownership Plan (ESOP)          by the Trust during a Plan Year must not
         (Continued)                    exceed an amount equal to the sum of
                                        such contributions and earnings received during or prior to the year less such payments in prior years; such contributions and earnings must be accounted for separately on the books of account of the Trust, until the loan is repaid; (6) In the event of default on such loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of default;
                                        (7) Shares of ONEOK Inc. Common Stock
                                        used as collateral for such loan shall
                                        be released from the encumbrance
                                        thereof, in accordance with the
                                        provisions stated in this paragraph 12., below; and (8) Except as otherwise provided hereinbelow under the terms of this Plan and Trust, or as otherwise required by applicable law, no ONEOK
                                        Inc. Common Stock or other Company
                                        security acquired with the proceeds of
                                        such loan shall be subject to a put,
                                        call or other option, or buy-sell or
                                        similar arrangement while held by and
                                        when distributed from the Trust, whether or not the Trust is then an employee stock ownership plan as described in Code Section 4975(e)(7).

                                        All shares of ONEOK Inc. Common Stock
                                        acquired by the Trust and pledged as
                                        collateral on any such loan shall be
                                        added to and maintained in a suspense
                                        account. Said shares shall be released
                                        from such encumbrance as follows: (1)
                                        For each Plan Year during the duration
                                        of the loan, the number of shares of
                                        ONEOK Inc. Common Stock released shall
                                        equal the number of encumbered shares
                                        held immediately before release by a
                                        fraction. The numerator of the fraction
                                        is the amount of principal and interest
                                        paid to the lender by the Trust for the
                                        year, and the denominator of the
                                        fraction is the sum of the numerator
                                        plus the principal and interest to be
                                        paid for all future years; (2) For
                                        purposes of the foregoing determination, the number of future years under the loan must be definitely ascertainable, and shall be determined without taking into account any

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

 12.     Employee Stock                 possible extensions or renewal periods.
         Ownership Plan (ESOP)          If the interest rate under the loan is
         (Continued)                    variable, the interest to be paid in
                                        future years shall be computed by using
                                        the interest rate applicable as of the
                                        end of the Plan Year; and (3) To the
                                        extent of the foregoing release from
                                        encumbrance, shares shall be withdrawn
                                        from the suspense account, and
                                        nonmonetary units representing the
                                        Participants' interest therein shall be
                                        allocated, for each Plan Year. The
                                        shares of ONEOK Inc. Common Stock held
                                        in the above described suspense account
                                        shall be voted by the Trustee. With
                                        respect to shares released from
                                        encumbrance, said shares shall be voted
                                        as provided in paragraph 9. of Article
                                        IX of the Plan.

                                        To the extent any Company security is
                                        acquired by the Plan with the proceeds
                                        of an exempt loan, which security is not publicly traded when distributed or is subject to a trading limitation when distributed, then such security shall be subject to a put option exercisable only by the Participant ("Participant" meaning for purposes of these provisions, the Participant and beneficiaries of the Participant), the Participant's donees, or by a person (including an estate or its distributee) to whom such security passes by reason of the Participant's death. Such put option must permit the Participant to put such security to the Company, and under no circumstances may the put option bind the Plan, except that such put option may grant the Plan an option to assume the rights and obligations of the Company at the time that the put option is exercised; the put option must be exercisable at least during a fifteen
                                        (15)-month period which begins on the
                                        date the security subject to the put
                                        option is distributed by the Plan,
                                        except that if the security is publicly
                                        traded without restriction when
                                        distributed but ceases to be so traded
                                        within fifteen (15) months after the
                                        distribution, the

ARTICLE IX - INVESTMENT PROVISIONS

 PARAGRAPH

 12.     Employee Stock                 Company shall notify each security
         Ownership Plan (ESOP)          holder in writing within ten (10) days
         (Continued)                    after the security ceases to be so
                                        traded that for the remainder traded
                                        that for the remainder of the fifteen
                                        (15)-month period the security is
                                        subject to a put option. Such
                                        notification shall inform the individual distributees of the terms of the put options that they are to hold. Any such put option is to be exercised by the holder notifying the Company in writing that the put option is being exercised.
                                        The period during which such a put
                                        option is exercisable shall not include
                                        any time when the distributee is unable
                                        to exercise it because the party bound
                                        by the put option is prohibited from
                                        honoring it by applicable federal and
                                        state law. The price at which any such
                                        put option must be exercisable is the
                                        value of the security, determined under
                                        Section 54.4795-11(d)(5) of the Treasury regulations. The terms and provisions for payment under any such put option must be reasonable terms within the meaning of Section 54.4975-7(b)(12)(iv) of the Treasury regulations. The payment under any such put option shall not be restricted by the provisions of a loan or any other arrangement, including the Company's certificate of incorporation, unless so required by applicable state law.

 13.     No Guarantee or                Nothing in this Plan contained shall be
         Indemnity                      construed as a guarantee by the Company
                                        or by the Trustee of the value of any
                                        security in which funds held by the
                                        Trustee under the Plan are invested or
                                        as an indemnity against any loss
                                        resulting from such investments.

                                    ARTICLE X

                 CREDITS AND CHARGES TO A PARTICIPANT'S ACCOUNT

 PARAGRAPH

  1.     General Charges                All interest, dividends, and other
         and Credits                    income received by the Trustee in
                                        respect to assets included in a
                                        Participant's Account, and all gains or
                                        losses upon the sale of securities in
                                        the Participant's Account, as determined by the Trustee, shall be credited or charged, as the case may be, to the Participant's Account.

  2.     ESOP Dividend                  a. The Committee may cause ESOP
         Distributions                     Dividends on ONEOK Inc. Common Stock
                                           in a Participant's Account to be paid
                                           in cash to the Participant (or
                                           his/her beneficiaries), and cause the
                                           Trustee to distribute in cash to a
                                           Participant (or his/her
                                           beneficiaries) ESOP Dividends paid in
                                           cash to the Trust on ONEOK Inc.
                                           Common Stock in the Participant's
                                           Account. Such payment and
                                           distribution in cash to a Participant
                                           (or his/her beneficiaries) shall be
                                           in the amount determined pursuant to
                                           subparagraphs b., c., and d., below.
                                           The payment and distribution of ESOP
                                           Dividends on ONEOK Inc. Common Stock
                                           in the Account of a retired Employee
                                           or former Employee may be made as
                                           provided in subparagraph e., below.
                                           The distribution of such ESOP
                                           Dividends from the Trust shall be
                                           made in cash to the Participant (or
                                           his/her beneficiaries) not later than
                                           ninety (90) days after the close of
                                           the Plan Year in which such dividends
                                           are paid to the Trust of the Plan.

                                        b. Unless a Participant who is an
                                           Employee elects otherwise pursuant to
                                           subparagraph c., below, the amount of
                                           the ESOP Dividend Distribution which
                                           shall be paid and distributed in cash
                                           to a Participant who is an Employee
                                           pursuant to this paragraph 2. shall
                                           be the amount of ESOP Dividends paid
                                           on ONEOK Inc. Common Stock in such
                                           Participant's Account that is equal
                                           to such Participant's ESOP

ARTICLE X - CREDITS AND CHARGES TO A PARTICIPANT'S ACCOUNT

 PARAGRAPH

  2.     ESOP Dividend                     Dividend/401(k) Deferrable Amount for
         Distributions                     the year.
         (Continued)
                                        c. In lieu of receiving payment and
                                           distribution of ESOP Dividends in
                                           cash pursuant to subparagraph b.,
                                           above, a Participant who is an
                                           Employee may elect to receive payment
                                           and distribution in cash of either
                                           (i) one hundred percent (100%) of the
                                           Participant's ESOP Dividends, or (ii)
                                           fifty percent (50%) of the
                                           Participant's ESOP Dividends. If a
                                           Participant elects to receive one
                                           hundred percent (100%) of his/her
                                           ESOP Dividends in cash, no ESOP
                                           Dividend Distribution/Additional
                                           Deferral Contribution shall be made
                                           with respect to such payment and
                                           distribution under paragraph 3. of
                                           Article III, above; and if a
                                           Participant elects to receive payment
                                           and distribution of fifty percent
                                           (50%) of his/her ESOP Dividends in
                                           cash, no ESOP Dividend
                                           Distribution/Additional Deferral
                                           Contribution shall be made with
                                           respect to such amount under
                                           paragraph 3. of Article III, above.

                                        d. If a Participant who is an Employee
                                           elects to receive payment and
                                           distribution of fifty percent (50%)
                                           of his/her ESOP Dividends under
                                           subparagraph c., above, then an
                                           additional payment and distribution
                                           in cash of and from the other fifty
                                           percent (50%) of such Participant's
                                           ESOP Dividends shall be made to such
                                           Participant in an amount equivalent
                                           to the amount, if any, of such
                                           Participant's ESOP Dividend/401(k)
                                           Deferrable Amount, and an ESOP
                                           Dividend Distribution/Additional
                                           Deferral Contribution equal to such
                                           additional payment and distribution
                                           of ESOP Dividends shall be made to
                                           the extent provided for in paragraph
                                           3. of Article III, above.

                                        e. Each individual who is a retired
                                           Employee, or a former Employee who
                                           has

ARTICLE X - CREDITS AND CHARGES TO A PARTICIPANT'S ACCOUNT

 PARAGRAPH

  2.     ESOP Dividend                     separated from service with the
         Distributions                     Company, may elect in writing to
         (Continued)                       receive and take a payment and
                                           distribution in cash of either (i)
                                           one hundred percent (100%) of his/her
                                           ESOP Dividends, or (ii) fifty percent
                                           (50%) of his/her ESOP Dividends,
                                           notwithstanding that such individual
                                           shall have no right to elect any
                                           deferral of Compensation with respect
                                           to the dividend distribution to be
                                           received.

                                        f. The elections provided to a
                                           Participant who is an Employee under
                                           the foregoing provisions of
                                           subparagraph c., above, are intended
                                           to allow such Participant to elect to
                                           receive payment and distribution of
                                           ESOP Dividends from the Company
                                           and/or the Trust so as to increase
                                           the dollar amount of cash he/she
                                           receives in the form of ESOP
                                           Dividends by the percentage elected,
                                           without any corresponding offset of
                                           such amount by any ESOP Dividend
                                           Distribution/401(k) Deferral
                                           Contribution or Reduction in
                                           Compensation under the Plan.

                                        g. It is also intended that unless a
                                           Participant elects otherwise, a
                                           corresponding ESOP Dividend
                                           Distribution/Additional Deferral
                                           Contribution will be made with
                                           respect to ESOP Dividends paid and
                                           distributed in cash to a Participant
                                           under subparagraphs b. or d., above,
                                           to the extent provided therein and in
                                           paragraph 3. of Article III.

                                        h. Notwithstanding the foregoing, the
                                           payment and distribution in cash of
                                           ESOP Dividends with respect to ONEOK
                                           Inc. Common Stock in a Participant
                                           Account may be limited in a uniform
                                           and consistent manner, as determined
                                           by the Committee, so as to maximize
                                           the application of the limitations on
                                           elective deferrals and contributions
                                           contained in Code Sections 402(g) and
                                           415 to a Participant's regularly
                                           designated elective deferrals

ARTICLE X - CREDITS AND CHARGES TO A PARTICIPANT'S ACCOUNT

 PARAGRAPH

  2.     ESOP Dividend                     of Compensation, and Company Matching
         Distributions                     Contributions thereon during a Plan
         (Continued)                       Year, before application of such
                                           limitations with respect to any ESOP
                                           Dividend Distribution/Additional
                                           Deferral Contributions made by and
                                           for the Participant arising during
                                           the Plan Year.

                                        i. The payment and distribution of ESOP
                                           Dividends in cash pursuant to this
                                           paragraph 2. and the making of ESOP
                                           Dividend Distribution/ Additional
                                           Deferral Contributions shall be
                                           administered by the Company and the
                                           Trustee, as determined, prescribed
                                           and found mutually acceptable by the
                                           Committee and the Trustee. Any amount
                                           of ESOP Dividends not so paid and
                                           distributed in cash to a Participant,
                                           retired Employee or former Employee
                                           under the foregoing provisions shall
                                           be credited to and remain in the
                                           Participant Account and shall not
                                           thereafter be distributable under the
                                           provisions of this paragraph, unless
                                           otherwise directed and approved by
                                           the Committee.

                                        j. The elections made by Participants,
                                           retired Employees and former
                                           Employees to receive distributions of
                                           ESOP Dividends hereunder shall be
                                           made in writing at the time and in
                                           the form prescribed by the Committee.

  3.     Calculation of                 The cost to be charged to a
         Charges and Credits            Participant's Account of securities
         to Participant Accounts        purchased shall be the average cost of
                                        all securities of the particular issue
                                        purchased by the Trustee at the
                                        direction of Participants. The proceeds
                                        credited to a Participant's Account upon the sale or redemption of any securities shall be the actual proceeds thereof, except that if the Trustee is making sales of securities of a particular issue at the direction of two (2) or more Participants at substantially the same time, the proceeds credited to each Participant's Account may be based upon the average of the selling prices realized upon

ARTICLE X - CREDITS AND CHARGES TO A PARTICIPANT'S ACCOUNT

 PARAGRAPH

  3.     Calculation of                 such sales, if the Trustee, in its
         Charges and Credits            discretion, shall determine that market
         to Participant Accounts        conditions are such as to make that
         (Continued)                    action advisable.

  4.     Commissions, Taxes,            Brokerage commissions, transfer taxes,
         and Charges on Security        and other charges and expenses in
         Purchases and Sales            connection with the purchase or sale of
                                        securities shall be added to the cost of such securities or deducted from the proceeds thereof, as the case may be.

  5.     Investment Management          Investment management fees charged or
         Fees                           incurred by any person, firm, or entity
                                        for the management of investments made
                                        in or by any fund in connection with a
                                        Participant's investment in Option B
                                        (Group Investment Contracts), Option C
                                        (Standard & Poors 500 Index Fund),
                                        Option D (Pooled Investment in Insured
                                        Bank Deposits and Certificates of
                                        Deposit), Option H (American Performance
                                        Equity Fund) or Option I (American
                                        Performance Bond Fund), under paragraph
                                        1. of Article IX, above, shall be
                                        charged against the Participant's
                                        Account as the Trustee shall determine.

  6.     Calculation of Credits         Upon the redemption or maturity or any
         for Redemption                 nontransferable Government bonds
                                        included in a Participant's Account, the difference between the cost thereof and the amount received upon such redemption or maturity shall be credited to the Participant's Account as income.

  7.     Taxes                          Taxes, if any, on any assets held by the
                                        Trustee or income therefrom which are
                                        payable by the Trustee shall be charged
                                        against the Participants' Accounts as
                                        the Trustee shall determine.

                                   ARTICLE XI

                       VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

  1.     Vesting of Participant         A Participant's contributions under
         and Company                    Article IV and his/her rights in the
         Contributions                  accrued benefit derived therefrom, are
                                        nonforfeitable. The Company's 401(k)
                                        Contributions and Matching Contributions for the account of a Participant, and any income and earnings therefrom and accretions thereon, shall become vested in such Participant immediately upon payment of such contributions to the Trustee and receipt by the Trustee of such income, earnings and accretions, and (subject to subsequent loss through decline in value of investments) the Participant may not thereafter be deprived of such funds under any provision of the Plan. All accounts of a Participant under the Plan shall be nonforfeitable.

  2.     Withdrawals                    The Company's contributions and
                                        Participant After-Tax Deposits credited
                                        to the account of a Participant, and the income and earnings on and accretions to a Participant's account whether derived from the Participant's deposits or the Company's contributions or from any other funds at any time in said account, may be withdrawn by or paid to the Participant upon request by the
                                        Participant as provided for in Article
                                        XII or upon complete liquidation of the
                                        Participant's account as provided for in paragraphs 3., 7., and 8. of this
                                        Article XI, or upon termination of the
                                        Plan as provided in paragraph 10. of
                                        Article XII or upon adverse modification of the Plan as provided in paragraph 3.
                                        of Article XXIII or upon termination of
                                        the Trust as provided in paragraph 5. of
                                        Article XXIII.

  3.     Distribution of                Except as provided in paragraph 6. of
         Participant Accounts           this Article XI, when a Participant
                                        dies or his/her employment with the
                                        Company is terminated by retirement or
                                        for any other reason (except transfer of employment to a

ARTICLE XI - VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

  3.     Distribution of                subsidiary of the Company participating
         Participant Accounts           in the Plan), the account of such
         (Continued)                    Participant under the Plan will be
                                        completely liquidated, and the entire
                                        balance of the account will be
                                        distributed in a single payment to the
                                        Participant, or his/her surviving
                                        spouse, beneficiaries or legatees, or
                                        heirs, respectively, whichever is
                                        entitled thereto. The determination of
                                        the distributee or distributees in the
                                        event of a Participant's death shall be
                                        made in accordance with Article XIII of
                                        the Plan. Every distribution on death of a Participant shall be an immediate distribution by a single payment of the entire account. It is intended by this paragraph 3. that distribution of the entire balance in the account of a Participant is to be made as soon as reasonably practicable after the death of a Participant, or termination of employment by retirement or for any other reason and in no event shall distribution by reason of the
                                        Participant's death be made later than
                                        five (5) years after the death of the
                                        Participant; provided, that if the
                                        Participant's account exceeds three
                                        thousand five hundred dollars ($3,500),
                                        it shall not be immediately distributed
                                        until the Participant attains age
                                        sixty-five (65) without the written
                                        consent of the Participant; but no
                                        consent to immediate distribution shall
                                        be required in the event of the death of a Participant, and such requirement of consent shall not give a Participant a right to any form or method of payment of his/her account, and his/her account shall be maintained and distributed thereafter only in accordance with the rights to, and sequence of requested distribution stated in paragraphs 7. and
                                        9. of this Article XI, below. Any such
                                        undistributed balance of the
                                        Participant's account shall be
                                        distributed upon his/her attaining age
                                        sixty-five (65); provided that a
                                        Participant who has separated from
                                        employment with the Company by
                                        retirement or for any reason other than
                                        death, may make the affirmative election

ARTICLE XI - VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

  3.     Distribution of                to defer distribution of his/her account
         Participant Accounts           beyond age sixty-five (65) pursuant to
         (Continued)                    paragraph 6. of this Article XI, below.

  4.     Time of Distribution           Unless the Participant elects otherwise
                                        under paragraph 6. of this Article XI,
                                        notwithstanding any other provisions of
                                        the Plan, the payment of benefits under
                                        the Plan to the Participant will begin
                                        not later than the sixtieth (60th) day
                                        after the latest of the close of the
                                        Plan Year in which:

                                        a. the Participant attains the age
                                           sixty-five (65),

                                        b. occurs the tenth (10th) anniversary
                                           of the year in which the Participant
                                           commenced participation in the Plan,
                                           or

                                        c. the Participant terminates employment
                                           with the Company.

  5.     ESOP Stock Distributions       Notwithstanding any other provisions of
                                        the Plan, with respect to ONEOK Inc.
                                        Common Stock in a Participant's Account
                                        to which the Employee Stock Ownership
                                        Plan provisions of the Plan are
                                        applicable, if the Participant so
                                        elects, the distribution of the
                                        Participant's Account balance in the
                                        Plan will commence not later than one
                                        (1) year after the close of the Plan
                                        Year (i) in which the Participant
                                        separates from service by reason of
                                        attainment of normal retirement age
                                        under the Plan, disability or death, or
                                        (ii) which is the fifth (5th) Plan Year
                                        in which the Participant otherwise
                                        separates from service, except that this clause (ii) shall not apply if the Participant is reemployed by the Company before distribution is required to begin under this clause (ii); and unless the Participant elects otherwise, the distribution of the Participant's
                                        Account balance will be in substantially equal periodic payments (not less frequently than annually) over a period not longer than the greater of five (5) years, or in the case of a Participant with an Account balance in excess of Five Hundred Thousand Dollars

ARTICLE XI - VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

  5.     ESOP Stock Distributions       ($500,000), five (5) years plus one (1)
         (Continued)                    additional year (but not more than five
                                        (5) additional years) for each One
                                        Hundred Thousand Dollars ($100,000) or
                                        fraction thereof by which such balance
                                        exceeds Five Hundred Thousand Dollars
                                        ($500,000), as such dollar amounts are
                                        adjusted for cost-of-living increases
                                        pursuant to Code Sections 409(o)(2) and
                                        415(d).

  6.     Participant Election           A Participant whose employment with the
         to Defer Distribution          Company is terminated by retirement or
                                        for any reason other than death, may
                                        make an affirmative election to defer
                                        the distribution of his/her account if
                                        it exceeds three thousand five hundred
                                        dollars ($3,500) on the date of his/her
                                        retirement or separation from service.
                                        Such affirmative election of deferral of distribution is separate and distinct from the requirement of consent to immediate distribution stated in paragraph 3. of this Article XI, and shall apply independently thereof. It shall be made by written statement describing the Participant's account in a form prescribed by the Committee, signed by the Participant and delivered by him/her to the Committee not later than sixty (60) days following the Participant's retirement or separation from service.

  7.     Sequence of Deferred           If a Participant refuses consent to
         Distribution of                immediate distribution of his/her
         Accounts                       account under paragraph 3. of this
                                        Article XI, above, or a Participant
                                        makes the affirmative election of
                                        deferral of distribution provided in
                                        paragraph 6. of this Article XI, his/her account shall continue to be maintained in the Trust in the manner provided by the Plan. Subject to the prior approval and consent of the Committee, the Participant may at any time thereafter request in writing that distribution of his/her account be made. When such a request is approved by the Committee, the Participant's account shall be distributed to the Participant within a reasonable time following receipt and approval of that request; provided that such

ARTICLE XI - VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

  7.     Sequence of Deferred           a deferred distribution of a
         Distribution of                Participant's account shall be only in
         Accounts (Continued)           the following sequence: first, either
                                        all of his/her account, or all of
                                        his/her Participant contributions;
                                        second, the balance of the account not
                                        previously distributed; thus, all of a
                                        Participant's contributions must be
                                        distributed to him/her at one time, and
                                        no Company contributions can be
                                        distributed without previous or
                                        concurrent distribution of all
                                        Participant contributions. A Participant who has withdrawn all of his/her own contributions prior to deferral of distribution hereunder may thereafter request and receive only a single distribution of the balance of his/her account. No earnings credited to the account of a Participant can be distributed to him/her after his/her termination of employment with the
                                        Company without liquidating the total
                                        account balance.

  8.     Deferred Distribution          A Participant who makes the affirmative
         at Age Seventy (70)            election to defer the distribution of
                                        his/her account under paragraph 6. of
                                        this Article XI, shall in all events
                                        have any undistributed balance of
                                        his/her account paid and distributed to
                                        him/her not later than the first day of
                                        the month next following the date on
                                        which he/she attains age seventy (70).

  9.     Distribution of                If a Participant who has refused to
         Deferred Accounts at           consent to immediate distribution under
         Death of Participant            paragraph 3. of this Article XI, above,
                                        or who has made the affirmative election to defer receipt of his/her account under paragraph 6. of this Article XI, dies before a complete distribution of the account has been made, then upon his/her death, his/her entire account balance shall be distributed to his/her surviving spouse, beneficiaries, or legatees in the same manner and within the same time periods following such death as are provided for under paragraph 3. of this Article XI in the case of a Participant's death prior to other termination of his/her employment with the Company.

 10.     Mandatory Time of              Notwithstanding the foregoing, in no
         Distribution                   event will the entire balance in the
                                        account of any Participant be
                                        distributed to such Participant later
                                        than April 1 of the calendar year
                                        following the calendar year in which the Participant attains age seventy and one-half (70 1/2); provided, in the event a Participant remains in the active employment of the Company and participation in the Plan after having attained age 70 1/2, a distribution from such Participant's Plan

ARTICLE XI - VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

                                        account shall be made to him no less
                                        frequently than the last day of each
                                        calendar year in such amount as is
                                        necessary in order for the Plan to
                                        conform to the minimum distribution
                                        requirements prescribed in Code Section
                                        401(a)(9); provided, further, in the
                                        event a Participant dies before the
                                        distribution of the Participant's
                                        interest has begun, then the entire
                                        interest of the Participant will, in any event, be distributed within five (5) years after the death of the Participant. Every distribution of a Participant's account on his/her death shall be made at least as rapidly as the immediate total distribution generally provided for distributions hereunder, without any deferral allowed.

 11.     Form of Distributions          In so far as practicable, upon any
                                        complete liquidation of a Participant's
                                        account, upon distributions under
                                        paragraphs 7. or 8. of this Article XI,
                                        and upon withdrawals provided for in
                                        Article XII, any securities held in the
                                        account of the Participant will be
                                        distributed in kind if the Participant
                                        so requests, but where this form of
                                        distribution is impracticable cash will
                                        be paid in an amount equal to the value
                                        at the time of distribution, as
                                        determined by the Trustee, of any
                                        investment that it is impracticable to
                                        distribute in kind. No other form of
                                        distribution (neither annuity contract
                                        nor other item) shall be made from the
                                        Trust; provided, that accrued benefits
                                        of accounts transferred to the Trust
                                        from the trust of a subsidiary plan
                                        pursuant to paragraphs 1. or 2. of
                                        Article V, which are subject to the

ARTICLE XI - VESTING AND LIQUIDATION OF ACCOUNTS

 PARAGRAPH

 11.     Form of Distributions          provisions of Article XXII hereof shall
         (Continued)                    be distributed as provided therein.

 12.     Participant's Right            Notwithstanding any other provisions
         to Demand Employer             herein, each Participant who has his/her
         Securities                     Participant Account invested in ONEOK
                                        Inc. Common Stock, is participating in
                                        the Employee Stock Ownership Plan part
                                        of the Plan and is entitled to a
                                        distribution from the Plan shall have a
                                        right to demand that his/her Participant
                                        Account and benefits under the Plan be
                                        distributed in the form of ONEOK Inc.
                                        Common Stock. Prior to commencement of a distribution from a Participant's
                                        Account to the Participant, the
                                        Committee and the Trustee shall notify
                                        the Participant in writing that the
                                        Participant has the right to demand that his/her Participant Account and benefits be distributed in the form of ONEOK Inc.
                                        Common Stock. Such right shall expire at the time specified in such notice, which shall be not less than thirty (30) days after the delivery of such notice to the Participant.

 13.     Qualified Domestic             Notwithstanding any other provisions of
         Relations Orders;              the Plan, if a Participant's account is
         Distributions                  ordered paid, transferred, or assigned,
                                        in whole or in part, to an alternate
                                        payee pursuant to an order determined by the Plan Administrator to be a Qualified
                                        Domestic Relations Order within the
                                        meaning of Code Section 414(p), the
                                        payment and distribution to such
                                        alternate payee of amounts attributable
                                        to the Participant's account is
                                        authorized to be made by the Plan
                                        Administrator pursuant to such a
                                        Qualified Domestic Relations Order prior to the date on which the Participant attains the earliest retirement age under the Plan, and within a reasonable period of time after such determination, if such payment is otherwise permissible under Code Section 414(p). For purposes of this paragraph 13., the term
                                        "earliest retirement age" shall mean the earlier of (i) the date on which the Participant is entitled to a distribution under the Plan, or (ii) the later of (a) the date the Participant attains age fifty (50), or (b) the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service.

                                   ARTICLE XII

                WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

PARAGRAPH

1.   Withdrawals from 401(k)            Subject to the limitations of paragraph
     Contribution Account               5. below, a Participant may withdraw
                                        amounts from his/her 401(k) Contribution
                                        Account by submitting his/her written
                                        request to the Committee at such time
                                        and in such manner as shall be
                                        prescribed by the Committee under the
                                        following conditions:

                                        a.   The withdrawal request must be on
                                             account of an immediate and heavy
                                             financial need (sometimes
                                             hereinafter referred to as
                                             "hardship") of the Participant and
                                             the withdrawal must be necessary to
                                             satisfy such hardship, all as
                                             determined by the Committee in
                                             accordance with the
                                             nondiscriminatory and objective
                                             standards set forth herein.

                                        b.   No hardship withdrawal shall be
                                             made in an amount in excess of the
                                             amount of the immediate and heavy
                                             financial need of the Participant.
                                             The amount of an immediate and
                                             heavy financial need may include
                                             any amounts necessary to pay any
                                             federal, state, or local income
                                             taxes or penalties reasonably
                                             anticipated to result from the
                                             distribution.

                                        c.   No hardship withdrawal shall be
                                             permitted unless the Participant
                                             has obtained all distributions
                                             other than hardship distributions
                                             from the Company's 401(k)
                                             Contributions in the Participant's
                                             Account, and has obtained all
                                             nontaxable loans currently
                                             available under all plans
                                             maintained by the Company.

                                        d.   A withdrawal will be deemed to be
                                             made on account of an immediate and
                                             heavy financial need if it is on
                                             account of:

                                             (1)  Expenses for medical care
                                                  described in Code Section
                                                  213(d) previously incurred by
                                                  the Participant, the
                                                  Participant's spouse, or any

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

PARAGRAPH

1.   Withdrawals from 401(k)                      dependents of the Participant
     Contribution Account                         (as defined in Code Section
     (Continued)                                  152), or necessary for these
                                                  persons to obtain medical care
                                                  described in Section 213(d);

                                             (2)  Costs directly related to the
                                                  purchase of a principal
                                                  residence of the Participant
                                                  (excluding mortgage payments);

                                             (3)  Payment of tuition and related
                                                  educational fees for the next
                                                  twelve (12) months of
                                                  post-secondary education for
                                                  the Participant, or the
                                                  Participant's spouse,
                                                  children, or dependents (as
                                                  defined in Code Section 152);

                                             (4)  Payments necessary to prevent
                                                  the eviction of the
                                                  Participant from his/her
                                                  principal residence or
                                                  foreclosure on the mortgage on
                                                  that residence;

                                             (5)  Such other facts and
                                                  circumstances as the
                                                  Commissioner of Internal
                                                  Revenue lists as deemed
                                                  immediate and heavy financial
                                                  needs through publication of
                                                  revenue rulings, notices, and
                                                  other documents of general
                                                  applicability.

                                        e.   The Committee may determine that a
                                             request for withdrawal on the basis
                                             of facts and circumstances other
                                             than those stated in subparagraph
                                             d. (1) through (5), above, is on
                                             account of immediate and heavy
                                             financial need. In making such
                                             determination, the Committee shall
                                             consider the event or cause of the
                                             financial need; all apparent legal
                                             and ethical obligations or
                                             considerations which may require
                                             the Participant to utilize his/her
                                             Plan account to meet such need; the
                                             importance of the need to the
                                             health, welfare, and support of the

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

PARAGRAPH

1.   Withdrawals from 401(k)                 Participant and members of his/her
     Contribution Account                    immediate family; the probable
     (Continued)                             effect on the Participant of denial
                                             of the requested withdrawal; and
                                             such other facts and circumstances
                                             which indicate existence of an
                                             immediate and heavy financial need
                                             by the Participant which is
                                             comparable to the deemed immediate
                                             and heavy financial needs described
                                             in subparagraph d. (1) through (5).

                                        f.   If a hardship withdrawal is made to
                                             a Participant, then:

                                             (1)  The Participant's elective
                                                  Reductions in Compensation and
                                                  401(k) Contributions
                                                  attributable thereto, and all
                                                  other Participant deposits and
                                                  contributions to the Plan and
                                                  all other plans of deferred
                                                  compensation of the Company
                                                  will be suspended for twelve
                                                  (12) months after the hardship
                                                  withdrawal is made; and

                                             (2)  The Participant may not make
                                                  elective Reductions in
                                                  Compensation for the
                                                  Participant's taxable year
                                                  immediately following the
                                                  taxable year of the hardship
                                                  withdrawal in excess of the
                                                  applicable limit under Code
                                                  Section 402(g) for such next
                                                  taxable year less such
                                                  Participant's elective
                                                  Reduction in Compensation for
                                                  the taxable year of the
                                                  hardship withdrawal.

                                        g.   The hardship withdrawal, if
                                             approved by the Committee, shall be
                                             paid to the Participant as soon as
                                             practicable following the date the
                                             Participant's written request is
                                             submitted to the to the Committee.

2.   Participant Withdrawals                 A Participant may, by written
     of After-Tax Participant                request to the Trustee in form
     Deposits                                approved by the Committee, make
                                             withdrawals from any unwithdrawn
                                             amounts of his/her After-Tax
                                             Participant Deposits

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

PARAGRAPH

2.   Participant Withdrawals                 theretofore deposited with the
     of After-Tax Participant                Trustee, subject to the same
     Deposits (Continued)                    conditions and requirements as to
                                             financial hardship as are provided
                                             under subparagraphs a., b., d., e.,
                                             f.(1), and g. of paragraph 1. of
                                             this Article XII; provided, that
                                             such conditions and requirements
                                             shall not apply to a Participant's
                                             request for withdrawal of any part
                                             or all of his/her pre-1987 Employee
                                             Contributions Account Balance. The
                                             amount which may be so withdrawn by
                                             a Participant shall not exceed the
                                             entire balance of his/her Employee
                                             Contribution Account. Such
                                             withdrawals shall be in accordance
                                             with the provisions of this Article
                                             XII.

3.   Participant Withdrawals                 Except as otherwise expressly
     of Matching Contributions               provided herein, after August 31,
     or Other Amounts                        1989, a Participant shall not be
                                             permitted or allowed to withdraw
                                             any Company Matching Contributions
                                             or other amounts in excess of the
                                             amount of 401(k) Contributions or
                                             After-Tax Participant Deposits in
                                             his/her Account.

4.   Sequence of Permitted                   In the event a Participant desires
     Withdrawals                             to withdraw funds credited to
                                             his/her Accounts from After-Tax
                                             Participant Deposits, the
                                             withdrawal sequence shall be:
                                             first, the Participant's
                                             contributions which are in the
                                             Participant's Pre-1987 Employee
                                             Contribution Account Balance;
                                             second, the Participant's Separate
                                             Section 72(d) Employee Contribution
                                             Account; and third, the balance of
                                             the Participant's Account, if any,
                                             which may be withdrawn under this
                                             Article XII.

5.   Frequency for                           A requested withdrawal by a
     Withdrawals                             Participant of any part of his/her
                                             Accounts under this Plan shall not
                                             be allowed unless at least twelve
                                             (12) consecutive months of
                                             continuous participation and
                                             contributions have elapsed since
                                             any prior withdrawal by the
                                             Participant.

6.   Voluntary Withdrawal                    Subject to prior approval of the
     After Age Fifty-Nine                    Committee, a Participant who has
     and One-Half (59 1/2)                   completed five (5) years of
                                             participation in this Plan may be
                                             allowed to withdraw a single sum
                                             amount not exceeding

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

PARAGRAPH

6.   Voluntary Withdrawal               the entire balance in his/her Accounts
     After Age Fifty-Nine               at any time after his/her attainment of
     and One-Half (59 1/2)              age fifty-nine and one-half (59 1/2).
     (Continued)                        Such a voluntary withdrawal may be made
                                        only one (1) time by any Participant.

7.   Distributions in                   Notwithstanding any other provisions
     Certain Events                     hereof limiting the distribution or
                                        withdrawal of a Participant's 401(k)
                                        Contribution Account or other amounts of a Participant's Account, a Participant's
                                        Account may be distributed in the event
                                        of (i) the termination of the Plan
                                        without establishment or maintenance of
                                        another defined contribution plan by the Company (other than an employee stock ownership plan as defined in Code
                                        Section 4975(e)(7)), (ii) the
                                        disposition by the Company of
                                        substantially all of the assets (within
                                        the meaning of Code Section 409(d)(2))
                                        used by the Company in a trade or
                                        business of the Company, but only with
                                        respect to a Participant who continues
                                        employment with the corporation
                                        acquiring such assets, or (iii) the
                                        disposition by the Company of the
                                        Company's interest in a subsidiary
                                        (within the meaning of Code Section
                                        409(d)(3)), but only with respect to a
                                        Participant who continues employment
                                        with such subsidiary. No such
                                        distribution shall be permitted to a
                                        Participant unless it is made in the
                                        form of a lump sum distribution as
                                        defined in Code Section
                                        401(k)(10)(B)(ii); and a distribution by reason of an event described in clause
                                        (ii) or (iii) of the preceding sentence
                                        of this paragraph 7. shall not be
                                        permitted unless the transferor
                                        corporation continues to maintain the
                                        Plan after the disposition. Payment and
                                        distribution of ESOP Dividends to
                                        Participants and retired or terminated
                                        Employees may be made to the extent
                                        otherwise provided for in the Plan, and
                                        as allowed and authorized by Code
                                        Sections 4975(e) and 404(k) and Treasury regulations pertaining to such payments and distributions.

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

PARAGRAPH

8.   ESOP Dividend                      The Committee and Trustee may have ESOP
     Distributions                      Dividends paid and distributed to a
                                        Participant, and to a retired or
                                        terminated Employee in accordance with
                                        and to the extent provided in paragraph
                                        2. of Article X, above.

9.   Participant Loan                   The Committee and the Trustee shall have
     Program                            the power and duty to establish a
                                        nondiscriminatory Participant loan
                                        program for the Plan, which the Trustee
                                        shall observe in making loans, if any,
                                        to Participants and under which loans
                                        may be made available to all
                                        Participants and beneficiaries under the
                                        Plan who are parties in interest with
                                        respect to the Plan, within the meaning
                                        of Section 3(14) of the Employee
                                        Retirement Income Security Act of 1974
                                        as amended, on a reasonably equivalent
                                        basis and not made available in an
                                        amount to Highly Compensated Employees
                                        which is greater than the amount
                                        available to other Employees, which
                                        loans shall be made in accordance with
                                        specific provisions regarding such loans set forth in the Plan or in a separate written document forming a part of the Plan, and which loans shall bear a reasonable rate of interest and be adequately secured.

                                        The loan program to be established for
                                        the Plan shall be contained in a written document separate from this Plan but forming part of the Plan and incorporated herein by reference for all purposes, which shall include the following: (i) the identity of the person or positions authorized to administer the Participant loan program;
                                        (ii) a procedure for applying for loans;
                                        (iii) the basis on which loans will be
                                        approved or denied; (iv) limitations (if any) on the types and amount of loans offered; (v) the procedure under the program for determining a reasonable rate of interest; (vi) the types of collateral which may secure a
                                        Participant loan; (vii) the events
                                        constituting default and steps that will be taken to preserve Plan assets in the event of such default; and (viii) the other requirements, policies, and procedures with respect to the Participant loan program which the Committee determines should be included therein from time to time. The separate written document containing such provisions of the Plan loan program shall be maintained

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

PARAGRAPH

9.   Participant Loan                   by the Committee in the office of the
     Program (Continued)                Secretary of the Company, or by such
                                        other person as may be designated by the Committee, and shall be made available for inspection or copying upon the request of Participants and beneficiaries of the Plan.

                                        Notwithstanding anything to the contrary expressed herein, there shall be no reduction of the accrued benefit of a Participant in his/her account in the Plan by reason of any default on a plan loan to such Participant prior to the time at which an actual distribution of the amount of such reduction to the Participant would otherwise be permissible under the Plan. A plan loan will not be considered to be a distribution or reduction of the Participant's accrued benefit in his/her account solely by reason of its inclusion in his/her gross income under Code Section 72(p).

                                        Any such loan shall be made upon
                                        application of the Participant, and on
                                        terms acceptable to the Committee in an
                                        amount which when added to the
                                        outstanding balance of all other loans
                                        from the Plan to the Participant does
                                        not exceed the lesser of (i) fifty
                                        thousand dollars ($50,000), reduced by
                                        the excess (if any) of (a) the highest
                                        outstanding balance of loans from the
                                        Plan during the one (1)- year period
                                        ending on the day before the date on
                                        which such loan was made, over (b) the
                                        outstanding balance of loans from the
                                        Plan on the date on which such loan was
                                        made, or (ii) one-half (1/2) of the
                                        present value of the nonforfeitable
                                        accrued benefit of the Participant under the Plan. Such loan shall bear interest at such reasonable rate as the Committee may establish, and the Committee shall make such arrangements for adequate security and repayment as are reasonable under the circumstances. The Committee shall require the prior written consent of the Participant and, if married, the Participant's spouse, with respect to any loan which is secured by such married Participant's accrued benefit under this Plan. The written consent of the Participant's spouse shall acknowledge the effect thereof and be witnessed by a Plan representative or notary public. Any such

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

PARAGRAPH

9.   Participant Loan                   loan shall by its terms be required to
     Program (Continued)                be repaid within five (5) years, except
                                        a longer term loan may be made in the
                                        case of a loan used to acquire any
                                        dwelling unit which within a reasonable
                                        time is to be used (determined at the
                                        time the loan is made) as the principal
                                        residence of the Participant. Except as
                                        permitted by regulations, any loan shall provide for substantially level amortization thereof (with payments to be made not less frequently than quarterly) over the term of the loan. In its discretion, the Committee may direct more than one (1) loan to a Participant, but the aggregate amount of all such loans outstanding at any time shall not exceed the maximum amount hereinabove stated. In the event of default in repayment, separation from service, or death of the Participant, while a loan is outstanding, the unpaid balance and any interest due thereon shall immediately become due and payable and shall be charged first against the balance to the Participant's credit in the Participant's Pre-1987 Employee
                                        Contribution Account Balance, if any,
                                        then against the Participant's Separate
                                        Section 72(d) Employee Contribution
                                        Account Balance, if any, then against
                                        the rest of the Participant's Employee
                                        Contribution Account, and then against
                                        the balance of the Participant's
                                        Account. For purposes of the foregoing
                                        limitations, the rules applicable to
                                        affiliated corporations and employers
                                        under Code Sections 414(b),(c), and (m)
                                        shall apply, and all plans of the
                                        Company determined (after the
                                        application of such sections) shall be
                                        treated as one (1) plan.

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

PARAGRAPH

10.  No Withdrawal of Loan              A Participant to whom a loan has been
     Amount                             made pursuant to the provisions of
                                        paragraph 9. of this Article XII, shall
                                        not be allowed at any time to withdraw
                                        any amount from his/her Account in
                                        excess of the amount which is equal to
                                        the current value of his/her Account
                                        minus the outstanding unpaid balance of
                                        such loan together with any accrued
                                        interest thereon.

11.  No Withdrawal of                   When a Participant's employment with the
     Deferred Account                   Company is terminated by retirement or
                                        for any other reason other than death,
                                        and he/she either does not consent to
                                        immediate distribution of his/her
                                        account under paragraph 3. of Article
                                        XI, or he/she elects to defer the
                                        distribution of his/her account under
                                        paragraph 6. of Article XI, he/she shall thereafter receive distribution of his/her account only in accordance with the provisions of paragraphs 7., 8., and
                                        9. of Article XI, and he/she shall not
                                        be permitted thereafter to make
                                        withdrawal of the funds in his/her
                                        account pursuant to the withdrawal
                                        provisions of this Article XII.

12.  Suspension During                  A Participant's deposits and the
     Approved Leave                     corresponding Company Matching
     of Absence                         Contributions will be suspended
                                        automatically for the period of any
                                        Company-approved leave of absence
                                        without pay, including military and
                                        other governmental service. The
                                        Participant's employment with the
                                        Company shall not be treated as
                                        terminated thereby for the purposes of
                                        paragraph 3. of Article XI.

13.  Effect of Termination              Any termination or suspension under any
     or Suspension of                   provision of this Plan, except
     Participation                      suspension of deposits under paragraph
                                        12. of this Article XII, shall have the
                                        effect of ending the period of the
                                        Participant's current Plan
                                        participation. Upon or at any time after expiration of the required period following any termination, the
                                        Participant may again commence
                                        participation in the manner provided in
                                        paragraph 2. of Article II hereof as of
                                        the first day of the calendar month
                                        following the month in which he/she
                                        elects to recommence participation and a new period of such Participant's current
                                        Plan participation shall thereupon
                                        commence.

ARTICLE XII - WITHDRAWALS, LOANS, TERMINATIONS, AND SUSPENSIONS

PARAGRAPH

14.  No Forfeiture for                  No termination or suspension of
     Suspension or                      participation in the Plan or failure to
     Termination                        resume participation at any time shall
                                        affect the Participant's right to
                                        receive distribution of his/her account
                                        upon complete liquidation upon the terms and at the time provided in paragraph 3.
                                        of Article XI, or upon termination of
                                        the Plan as provided in paragraph 13. of this Article XII or upon adverse modification of the Plan as provided in paragraph 3. of Article XXIII, or upon termination of the Trust as provided in paragraph 5. of Article XXIII.
                                        Furthermore, and notwithstanding any
                                        other terms or provisions of this Plan,
                                        no suspension or termination of
                                        participation under the Plan shall
                                        operate to alter a Participant's rights, privileges, or obligations thereunder with respect to the management or disposition of his/her account with the Trustee.

15.  Termination of Plan                Upon a partial termination of the Plan,
                                        or upon a termination of the Plan as an
                                        entirety or as to any subsidiary of the
                                        Company, each Participant of the Company or of such subsidiary then participating, as the case may be, will receive distribution of the entire balance of his/her account.

16.  Valuation of                       For the purpose of valuing a
     Securities                         Participant's Account in connection with
                                        any withdrawal under the provisions of
                                        this Article XII and for the purpose of
                                        any distribution in kind, any
                                        nontransferable Government bonds shall
                                        be valued at the then current redemption price thereof, and other securities shall be valued at prices determined by the Trustee, as near as practicable to those then obtainable upon a sale in the open market.

ARTICLE  XIII - BENEFICIARIES IN THE EVENT OF DEATH

PARAGRAPH

                                  ARTICLE XIII

                       BENEFICIARIES IN THE EVENT OF DEATH

PARAGRAPH

1.   Surviving Spouse as                A Participant's nonforfeitable Accrued
     Primary Beneficiary                Benefit (reduced by any security
                                        interest held by the Plan by reason of a loan outstanding to such Participant) shall be payable in full, on the death of the Participant, to the Participant's surviving spouse, or if there is no surviving spouse or the surviving spouse consents, in the manner provided in paragraph 2. of this Article XIII, below, then to a designated beneficiary of the Participant under paragraph 3. of this Article XIII.

2.   Election and Consent to            A Participant may elect at any time to
     Alternate Beneficiary              waive the required distribution and
     or Beneficiaries                   payment of his/her Account to his/her
                                        surviving spouse in the event of his/her death. Any such election must be made in writing by the Participant in the form prescribed by the Committee. Any election by a Participant to waive the surviving spouse benefit may be revoked at any time by the Participant by a written declaration of revocation delivered to the Committee in such form as it may prescribe. Any election to waive the surviving spouse benefit provided under paragraph 1. of this
                                        Article XIII above shall not take effect unless the spouse of the Participant consents in writing to such election, such election designates a beneficiary which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the
                                        Participant without requirement of
                                        further consent by the spouse), and the
                                        spouse's consent acknowledges the effect of such election and is witnessed by a Plan representative or notary public; or it is established to the satisfaction of the Plan representative that the consent required of the spouse, as hereinabove provided, may not be obtained because the spouse cannot be located, or because of such other

ARTICLE  XIII - BENEFICIARIES IN THE EVENT OF DEATH

PARAGRAPH

2.   Election and Consent to            circumstances as may be prescribed by
     Alternate Beneficiary              Treasury Regulations; provided, that any
     or Beneficiaries                   such consent by a spouse shall be
     (Continued)                        effective only with respect to such
                                        spouse.

3.   Designation of                     A Participant who has no spouse, or who
     Beneficiary or                     with his/her spouse's consent has
     Beneficiaries                      elected to waive the surviving spouse
                                        benefit as hereinabove provided, may
                                        file with the Committee, a written
                                        designation, in the form prescribed by
                                        the Committee, of the beneficiary or the beneficiaries to receive all or part of his/her account upon his/her death, and the Participant shall also file with the Committee such information as to the identity of the beneficiary or beneficiaries and the relationship of the beneficiary or beneficiaries to the Participant as the Committee may from time to time require. The last designation received by the Committee shall be controlling over any testamentary or other disposition;
                                        provided, however, that no designation,
                                        or change or cancellation thereof, under this Plan shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

4.   Payment and Distribution           Upon the death of a Participant, his/her
     to Beneficiary or                  account shall be paid or distributed to
     Beneficiaries                      the Participant's spouse, or beneficiary
                                        or beneficiaries designated by him/her
                                        as provided in the preceding paragraphs
                                        1. through 3. of this Article XIII, or,
                                        in the absence of such designation, to
                                        the estate of the Participant or to the
                                        beneficiary or beneficiaries entitled
                                        thereto under the intestacy laws
                                        governing the disposition of his/her
                                        estate, and thereupon the Trustee, the
                                        Company, and the Committee shall not be
                                        under any further liability to anyone.

                                   ARTICLE XIV

                                  SUBSIDIARIES

PARAGRAPH

1. This Plan may be modified and amended at any time by the Board of Directors for the purpose of extending its benefits to the employees of one (1) or more subsidiaries of the Company on such terms as the Board of Directors may determine.

                                   ARTICLE XV

                                 ADMINISTRATION

PARAGRAPH

1.   Thrift Plan Committee              The Plan shall be administered by a
                                        Committee consisting of not less than
                                        three (3) members, who shall be
                                        appointed from time to time by the Board of Directors and shall serve at the pleasure of the Board. Each of the members of the Committee shall from time to time designate an alternate who shall have full power to act in his/her absence or inability to act. Members of the Committee may Participate in the benefits under the Plan provided they are otherwise eligible to do so. Except as otherwise provided by the Board of Directors, no member of the Committee shall receive any compensation for his/her services as such. No bond or other security shall be required of any member of the Committee in such capacity in any jurisdiction. In the absence of the Chairman of the Committee, the alternate designated by the Chairman shall preside at the meetings of the Committee.

2.   Trust and Trustee                  The Company and the Bank of Oklahoma,
                                        N.A., have entered into a Trust
                                        Agreement pursuant to which the Bank of
                                        Oklahoma, N.A., is to act as Trustee
                                        under the Plan. The Company may, without further reference to or action by any Employee, Participant, or any subsidiary of the Company participating in the Plan, (a) from time to time enter into such further agreements with the Trustee or other parties, and make such amendments to said Trust Agreement or such further agreements, as the Company may deem necessary or desirable to carry out the Plan; (b) from time to time designate successor Trustees which in each case shall be a bank or trust company having capital and surplus of not less than five hundred million dollars ($500,000,000); and (c) from time to time take such other steps and
                                        execute such other instruments as the
                                        Company may deem necessary or desirable
                                        to put the Plan into effect or to carry
                                        it out. The Board shall determine

ARTICLE XV - ADMINISTRATION

PARAGRAPH

2.   Trust and Trustee                  the manner in which the Company shall
     (Continued)                        take any such action.  The Committee
                                        shall advise the Trustee in writing with respect to all benefits which become payable under the terms of the Plan and shall direct the Trustee to pay such benefits from the respective
                                        Participants' Accounts. The Committee
                                        shall have such other powers and duties
                                        as are specified in this instrument as
                                        the same may from time to time be
                                        constituted, and not in limitation but
                                        in amplification of the foregoing, the
                                        Committee shall have power, to the
                                        exclusion of all other persons, to
                                        interpret the provisions of this
                                        instrument, to decide any disputes which may arise hereunder; to construe and determine the effect of beneficiary designations; to determine all questions that shall arise under the Plan, including questions as to the rights of Employees to become Participants, as to the rights of Participants, and including questions submitted by the
                                        Trustee on all matters necessary for it
                                        properly to discharge its duties,
                                        powers, and obligations; to employ legal counsel, accountants, actuaries, consultants and agents; to establish and modify such rules and regulations for carrying out the provisions of the Plan not inconsistent with the terms and provisions hereof, as the Committee may consider proper and desirable; and in all things and respects whatsoever, without limitation, to direct the administration of the Plan and Trust with the Trustee being subject to the direction of the Committee. The
                                        Committee may supply any omission or
                                        reconcile any inconsistency in this
                                        instrument in such manner and to such
                                        extent as it shall deem expedient to
                                        carry the same into effect and it shall
                                        be the sole and final judge of such
                                        expediency. The Committee may adopt such regulations with respect to the signature by an Employee, Participant and/or the spouse of an Employee or Participant to any directions or other

ARTICLE XV - ADMINISTRATION

PARAGRAPH

2.   Trust and Trustee                  papers to be signed by Employees or
     (Continued)                        Participants and similar matters as the
                                        Committee shall determine in view of the laws of any state or states.

3.   Plan Fiduciaries                   The Fiduciary of the Plan, who shall
                                        have authority to control and manage the operation and administration of the
                                        Plan, is the Committee. The Fiduciary
                                        may serve in more than one (1) fiduciary capacity under the Plan. It may employ one (1) or more persons to render advice to it. It may delegate ministerial functions to any person or persons. The
                                        Trustee and the Company may by agreement in writing arrange for the delegation by the Trustee to the Committee of any of the Trustee's functions except the custody of the assets, the voting with respect to shares held by the Trustee, and the purchase and sale or redemption of securities. Any action in accordance with this paragraph will be subject to advance approval of the Board of Directors of the Company.

4.   Action by Thrift                   Any act which this instrument authorizes
     Plan Committee                     or requires the Committee to do may be
                                        done by a majority of the then members
                                        of the Committee. The action of such
                                        majority of the members expressed either by a vote at a meeting or in writing without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all of the members of the Committee at the time in office, provided, however, that the Committee may, in specific instances, authorize one (1) of its members to act for the Committee when and if it is found desirable and convenient to do so.

5.   Costs of Plan                      Except as provided in paragraphs 4., 5.,
     Administration                     and 7. of Article X hereof, the Company
                                        shall pay all costs and expenses
                                        incurred in administering the Plan
                                        including without

ARTICLE XV - ADMINISTRATION

PARAGRAPH

5.   Costs of Plan                      limitation the expenses of the
     Administration                     the fees and expenses of the Trustee,
     (Continued)                        the fees of its counsel, and other
                                        administrative expenses.

6.   Uniform and                        All rules and decisions of the Committee
     Nondiscriminatory                  shall be uniformly and consistently
     Application                        applied to all Employees and
                                        Participants in similar circumstances.
                                        The Committee shall be entitled to rely
                                        upon information furnished by the
                                        Company pertinent to any calculation or
                                        determination made pursuant to this
                                        Plan.

7.   Summary Plan                       The Committee shall cause to be
     Description                        furnished to each Participant a written
                                        summary of the Plan and any amendment
                                        thereto. Such summary shall include the
                                        designation of the plan administrator,
                                        name of the Trustee, and shall set forth the Participant's rights and duties with respect to the benefits available to him/her under the Plan. Any decisions of the Committee respecting an Employee's right to become a Participant in the Plan or the right of a Participant to benefits shall be delivered to the Employee or Participant in writing. If an Employee or Participant is denied benefits under the Plan, the Committee shall notify the Employee or Participant of its decision in writing, giving the specific reason or reasons for such decision, and advising the Employee or Participant of his/her right to request a review of his/her claim, to review pertinent documents and to submit issues and comments in writing. Such request must be made in writing to the Committee within sixty (60) days after receipt of the Committee's notice. Within thirty
                                        (30) days after filing such request, the Employee or Participant shall be granted a hearing before the full Committee. The
                                        Employee or Participant and the
                                        Committee shall be entitled to counsel
                                        at such hearing. A decision by the full
                                        Committee shall be made within sixty
                                        (60) days after receipt of the request
                                        for review. If after such

ARTICLE XV - ADMINISTRATION

PARAGRAPH

7.   Summary Plan                       hearing there is still a dispute between
     Description                        the Committee and an Employee or
     (Continued)                        Participant as to the Committee's
                                        decision, the Employee or Participant
                                        may request that such dispute be
                                        submitted to the American Arbitration
                                        Association for disposition according to its rules. The decision of the American
                                        Arbitration Association shall be final
                                        and binding on all parties. The cost of
                                        such arbitration shall be borne equally
                                        by the Company and the Employee or
                                        Participant.

8.   Recognition of Agency              The Trustee need not recognize the
     Relationships                      agency of any party for an Employee or
                                        Participant unless it shall receive
                                        documentary evidence thereof
                                        satisfactory to it and thereafter from
                                        time to time, as the Trustee may
                                        determine, additional documentary
                                        evidence showing the continuance of such agency; provided that the Trustee shall not be required to recognize any agency which the Trustee deems to be a device for violating the provisions of Article
                                        XVII. Until such time as the Trustee
                                        shall receive documentary evidence
                                        satisfactory to it of the cessation or
                                        modification of any agency, the Trustee
                                        shall be entitled to rely upon the
                                        continuance of such agency and to deal
                                        with the agent as if he/she or it were
                                        the Employee or Participant.

9.     Audit                            The independent accountants who audit
                                        the books and accounts of the Company
                                        shall annually examine the records of
                                        the Company and the Committee in respect of the Plan and, on the basis of such examination, make such report to the Trustee as it may request. The records of the Trustee and (subject to such report by said independent accountants) the records of the Company and the Committee shall be conclusive in respect of all matters involved in the administration of the Plan.

10.  Annual Reports                     The Committee shall annually, mail to
                                        each Participant a statement as of the
                                        end of the

ARTICLE XV - ADMINISTRATION

PARAGRAPH

10.  Annual Reports                     previous Plan Year, at such time and in
     (Continued)                        such form as the Committee shall
                                        determine, setting forth the account of
                                        such Participant. Such statement shall
                                        be deemed to have been accepted as
                                        correct unless written notice to the
                                        contrary is received by the Trustee
                                        within thirty (30) days after the
                                        mailing of such statement to the
                                        Participant.

11.  ONECU Maintenance                  The Plan has been adopted and is
     of Plan                            maintained by ONECU for its eligible
                                        employees, and the Plan will be
                                        administered in accordance with its
                                        terms by the Committee for such
                                        employees of ONECU and their
                                        beneficiaries in the same manner as for
                                        the Employees of the Company; subject to all applicable provisions and requirements of Code Section 413(c) with respect to a plan maintained by more than one (1) employer.

                                  ARTICLE XVI

                        NOTICES AND OTHER COMMUNICATIONS

PARAGRAPH

1.   Delivery of Notices and            All notices, reports, and statements
     Other Documents                    given, made, delivered, or transmitted
                                        to a Participant shall be deemed duly
                                        given, made, delivered, or transmitted
                                        when mailed, by such class of mail as
                                        the Trustee may deem appropriate, with
                                        postage prepaid and addressed to the
                                        Participant at the address last
                                        appearing on the books of the Company. A
                                        Participant may change his/her address
                                        from time to time by written notice in
                                        form prescribed by the Committee.

2.   Delivery of                        Written directions, notices, and other
     Communications by                  communications from Participants to the
     Participants                       Company, the Trustee, or the Committee
                                        shall be mailed by first-class mail or
                                        delivered to such location as shall be
                                        specified in regulations or upon the
                                        forms prescribed by the Committee, and
                                        shall be deemed to have been given when
                                        received as such location.

                                  ARTICLE XVII

                                NON-ASSIGNABILITY

PARAGRAPH

1.   General                            To the extent permitted by law, it is a
                                        condition of the Plan, and all rights of each Participant shall be subject thereto, that no right or interest of any Participant in the Plan or in his/her account shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including (but without limitation) execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, but excluding devolution by death or mental incompetency; and no right or interest of any Participant in the Plan or in his/her account shall be liable for or subject to any obligation or liability of such Participant.

2.   Loans                              The foregoing limitation in paragraph 1.
                                        shall not apply to a loan made to a
                                        Participant if such loan is secured by
                                        the Participant's accrued nonforfeitable benefit and such loan is made in accordance with the nondiscriminatory loan policy prescribed in paragraph 9.
                                        of Article XII.

3.   Qualified Domestic                 The foregoing limitation shall not apply
     Relations Orders                   to a Qualified Domestic Relations Order,
                                        and payments shall be made hereunder in
                                        accordance with the applicable
                                        requirements of any such Qualified
                                        Domestic Relations Order in accordance
                                        with written procedures to be
                                        established by the Committee to
                                        determine the qualified status of
                                        domestic relations orders and to
                                        administer distributions under such
                                        orders in accordance with Section
                                        206(d)(3) of ERISA, and regulations
                                        thereunder. For purposes of this Plan a
                                        "Qualified Domestic Relations Order"
                                        means any judgment, decree, or order
                                        (including approval of a property
                                        settlement) which creates or recognizes
                                        the existence of an alternate payee's
                                        right to, or assigns to an alternate
                                        payee the right to receive all

ARTICLE XVII - NON-ASSIGNABILITY

PARAGRAPH

3.   Qualified Domestic                 or a portion of the benefits payable
     Relations Orders                   with respect to a Participant under this
     (Continued)                        Plan, and relates to the provision of
                                        child support, alimony payments, or
                                        marital property rights to a spouse,
                                        former spouse, child, or other dependent of a Participant, is made pursuant to a state domestic relations law (including a community property law), and which meets the requirements of Section
                                        206(d)(3)(C) and (D) of ERISA. For
                                        purposes of the foregoing, an "alternate payee" means any spouse, former spouse, child, or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of, the benefits payable under the Plan with respect to such Participant.

                                  ARTICLE XVIII

                         TERMS OF EMPLOYMENT UNAFFECTED

PARAGRAPH

1. Participation in the Plan by a Participant shall in no way affect any of the Company's rights to assign such Participant to a different job or position; to change his/her title, authority, duties, or rate of compensation; or to terminate his/her employment.

                                   ARTICLE XIX

                              CONSTRUCTION OF PLAN

PARAGRAPH

1. The Plan shall be governed by and construed in accordance with the laws of the State of Oklahoma. Any interpretation of the Plan by the Committee shall be conclusive and may be relied upon by the Trustee and all parties in interest.

                                   ARTICLE XX

                                 EFFECTIVE DATE

PARAGRAPH

1.                                      The Plan shall not go into effect unless
                                        (a) it shall have been duly approved by
                                        the Stockholders of the Company; (b)
                                        rulings satisfactory to the Company with respect to the Plan shall have been obtained under the Code and any other applicable legislation; (c) all other legal requirements pertaining to the Plan shall have been complied with; and
                                        (d) all other steps necessary for the
                                        operation of the Plan shall have been
                                        taken. Upon the satisfaction of such
                                        conditions, the Plan shall go into
                                        effect on the first day of such month as the Board of Directors shall specify.

                                   ARTICLE XXI

                                 TOP-HEAVY RULES

PARAGRAPH

1.   Minimum Contribution               If this Plan is top heavy in any Plan
                                        Year beginning after December 31, 1983,
                                        the Plan guarantees a minimum
                                        contribution of three percent (3%) of
                                        Compensation for each Non-key Employee
                                        who is a Participant employed by the
                                        Company on the last day of the Plan
                                        Year. If the contribution rate for the
                                        Key Employee with the highest
                                        contribution rate is less than three
                                        percent (3%), the guaranteed minimum
                                        contribution for Non-key Employees under this paragraph 1. shall equal the highest contribution rate received by a Key Employee. The contribution rate is the sum of Company contributions (not including Company contributions to
                                        Social Security) and any forfeitures
                                        allocated to the Participant's Account
                                        for the Plan Year divided by his/her
                                        Compensation for the Plan Year taking
                                        into consideration amounts contributed
                                        as a result of a salary reduction
                                        arrangement in determining the
                                        contributions made on behalf of Key
                                        Employees. All qualified defined
                                        contribution plans maintained by the
                                        Company shall be considered as a single
                                        plan for purposes of determining the
                                        contribution rate. For any year in which the Plan is top heavy, each Non-key
                                        Employee shall receive a minimum
                                        contribution if not separated from
                                        service at the end of the Plan Year
                                        regardless of whether such Non-key
                                        Employee has declined to make any
                                        mandatory contribution otherwise
                                        required by the Plan.

                                        If this Plan is top heavy and any
                                        Participant in the Plan is a Participant in any other top-heavy defined contribution plan(s) maintained by the Company, then this Plan shall provide the defined contribution plan minimum contribution for all such top-heavy defined contribution plans.

                                        If any Participant in the Plan is also
                                        covered by a top-heavy defined benefit
                                        plan

ARTICLE XXI - TOP-HEAVY RULES

PARAGRAPH

1.   Minimum Contribution               of the Company, the aggregate top-heavy
     (Continued)                        minimum benefit requirement for such
                                        Participant for all plans affected shall be satisfied by such Participant receiving a safe haven minimum defined contribution under this Plan equal to at least five percent (5%) of his/her
                                        Compensation for each Plan Year such
                                        plans are top-heavy, all in accordance
                                        with and pursuant to the provisions of
                                        Treasury Regulations, Section 1.416-1,
                                        M-12, and any amendment thereto.

2.   Rate of Minimum                    To the extent the contribution rate with
     Contribution                       respect to a Non-key Employee for a Plan
                                        Year as described in paragraph 1. above, is less than the minimum contribution, the Company will increase its contribution for such Employee to the extent necessary so his/her contribution rate for the Plan Year shall equal the guaranteed minimum contribution. The required additional contribution shall be made from net profits of the Company to the extent available, but if for a particular Plan Year there are no profits out of which to make contributions to the Plan, the Company shall nevertheless make the minimum guaranteed contribution for each Non-key
                                        Employee. The Committee shall allocate
                                        the additional contribution to the
                                        account of the Non-key Employee for whom the Company makes the contribution.

3.   Top-Heavy Status                   The Plan is top heavy for a Plan Year if
     Determination                      the top-heavy ratio as of the
                                        Determination Date exceeds sixty percent
                                        (60%). The top-heavy ratio is a
                                        fraction, the numerator of which is the
                                        present value of the Accrued Benefit of
                                        all Key Employees as of the
                                        Determination Date, the contributions
                                        due as of the Determination Date, and
                                        distributions made within the five
                                        (5)-year period immediately preceding
                                        the Determination Date, and the
                                        denominator of which is a similar sum
                                        determined for all Participants under
                                        this Plan; provided, that if any
                                        individual has

ARTICLE XXI - TOP-HEAVY RULES

PARAGRAPH

3.   Top-Heavy Status                   not performed services for the Company
     Determination                      at any time during the five (5)-year
     (Continued)                        period ending on the Determination Date,
                                        any accrued benefit for such individual
                                        (and on account of such individual)
                                        shall not be taken into account. The
                                        foregoing determination of top-
                                        heaviness, and the top-heavy ratio shall also apply to distributions under a terminated plan which if it had not been terminated would have been required to be included in an aggregation group including the Plan. The Committee shall calculate the top-heavy ratio without regard to any Non-key Employee who was formerly a Key Employee. The Committee shall calculate the top-heavy ratio, including the extent to which it must take into account any distributions, rollovers, and other transfers, in accordance with Code Section 416 and the regulations thereunder.

                                        If the Company maintains any other
                                        qualified plans, this Plan is a
                                        top-heavy plan only if it is part of the Top-Heavy Aggregation Group, and the top-heavy ratio for both the Top-Heavy Aggregation Group and the Additional Aggregation Group exceeds sixty percent (60%). The Committee shall calculate the top-heavy ratio and determine top-heavy status for the aggregation of plans for a particular year by the following procedures:

                                        a.   The present value of accrued
                                             benefits (including distribution to
                                             Key Employees) is determined
                                             separately for each plan as of each
                                             plan's Determination Date;

                                        b.   The plans are then aggregated by
                                             adding together the results for
                                             each plan as of the Determination
                                             Dates for such plans that fall
                                             within the same calendar year, and

                                        c.   The combined results shall indicate
                                             whether or not the plans so
                                             aggregated are top heavy.


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PARAGRAPH

4.   Top-Heavy Contribution             If the Plan is a top-heavy plan,
     Limits                             paragraphs 2(B) and 3(B) of Code Section
                                        415(e) shall be applied by substituting
                                        "1.0" for "1.25" therein. Such
                                        substitution need not be made if the
                                        minimum contribution provided for under
                                        paragraph 1. of this Article XXI is
                                        applied by substituting "four percent
                                        (4%)" for "three percent (3%)" therein,
                                        and if the Plan would not be a top-heavy plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" wherever it appears in paragraph 3. of this Article XXI; provided, that such factor of "1.0" must always be applied under paragraphs 2(B) and 3(B) of Code
                                        Section 415(e) when the top-heavy ratio
                                        for the Plan exceeds ninety percent
                                        (90%). The transition rules as to such
                                        required substitution provided by
                                        Section 416(h)(3) of the Internal
                                        Revenue Code may be employed, if
                                        applicable, for the purposes of
                                        limitations determined by such
                                        fractions, and the application of the
                                        first sentence of this paragraph 4.
                                        above, shall be suspended with respect
                                        to any individual so long as there are
                                        no (i) current contributions,
                                        forfeitures, or voluntary nondeductible
                                        contributions allocated to such
                                        individual, or (ii) accruals for such
                                        individual under the defined benefit
                                        plan of the Company. If this Plan is a
                                        top-heavy plan and the first sentence of this paragraph 4. above, applies, then in calculating the combined limitation for a Participant in the Plan who is also a Participant in the defined benefit plan of the Company, as provided under Article VIII, paragraph 7. of this Plan and the Retirement Plan of the Company, the numerator of the transition fraction, if applicable, shall be forty-one thousand five hundred dollars
                                        ($41,500) instead of fifty-one thousand
                                        eight hundred seventy-five dollars
                                        ($51,875).

5.   Vesting                            The vesting in Plan benefits for
                                        Participants provided in paragraph 1. of
                                        Article XI, shall be applicable to this
                                        Plan as a top-heavy plan.


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PARAGRAPH

6.   Definitions                        For purposes of applying the provisions
                                        of this Article XXI, the following
                                        definitions shall be applicable:

                                        a.   "Key Employee" means as of any
                                             Determination Date, any Participant
                                             or former Employee (and his/her
                                             beneficiaries) who at any time
                                             during the Plan Year (which
                                             includes the Determination Date) or
                                             during the four (4) preceding Plan
                                             Years, is (i) an officer of the
                                             Company having an annual
                                             compensation greater than fifty
                                             percent (50%) of the amount in
                                             effect under Code Section
                                             415(b)(1)(A) for any such Plan
                                             Year; (ii) one (1) of the top ten
                                             (10) Employees having annual
                                             compensation from the Company of
                                             more than the limitation in effect
                                             under Code Section 415(c)(1)(A) and
                                             owning (or considered as owning
                                             within the meaning of Code Section
                                             318) the largest interests in the
                                             Company; (iii) a five-percent (5%)
                                             owner of the Company, or (iv) a
                                             one-percent (1%) owner of the
                                             Company who has total annual
                                             compensation from the Company of
                                             more than one hundred fifty
                                             thousand dollars ($150,000). For
                                             purposes of clause (i) above, no
                                             more than fifty (50) Employees (or,
                                             if lesser, the greater of three or
                                             ten percent (3 or 10%) of the
                                             Employees) shall be treated as
                                             officers. For purposes of clause
                                             (ii) above, if two (2) Employees of
                                             the Company have the same interest
                                             in the Company, the Employee having
                                             the greater annual compensation
                                             from the Company shall be treated
                                             as having the larger interest. Such
                                             term shall not include any officer
                                             or employee of an entity referred
                                             to in Code Section 414(d); and for
                                             purposes of determining the number
                                             of officers taken into account
                                             under clause (i), employees
                                             described in Code Section 414(q)(8)
                                             shall be excluded.


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PARAGRAPH

6.   Definitions (Continued)            b.   "Non-key Employee" means a
                                             Participant who does not meet the
                                             definition of Key Employee, and
                                             such Participant's beneficiary or
                                             beneficiaries.

                                        c.   "Five percent (5%) owner" means any
                                             person who owns (or is considered
                                             as owning within the meaning of
                                             Code Section 318) more than five
                                             percent (5) of the outstanding
                                             stock of the Company or stock
                                             possessing more than five percent
                                             (5%) of the total combined voting
                                             power of all stock of the Company.

                                        d.   "One percent (1%) owner" means any
                                             person who would be described in
                                             subparagraph c., above, if "one
                                             percent (1%)" were substituted for
                                             "five percent (5%)" each place it
                                             appears in subparagraph c., above.

                                             For purposes of the foregoing,
                                             subparagraph (C) of Code Section
                                             318(a)(2) shall be applied by
                                             substituting "five percent (5%)"
                                             for "fifty percent (50%);" the
                                             rules of Subsection (b),(c), and
                                             (m) of Code Section 414 shall not
                                             apply for purposes of determining
                                             ownership of the Company; and the
                                             term "compensation" shall have the
                                             meaning given such term by Code
                                             Section 414(q)(7).

                                        e.   "Accrued Benefit" shall mean the
                                             amount of the Participant's account
                                             under this Plan as of any
                                             particular date derived.

                                        f.   "Compensation" means the first two
                                             hundred thousand dollars ($200,000)
                                             (or greater amount prescribed
                                             hereafter by the Internal Revenue
                                             Service) of the Participant's total
                                             annual compensation, which includes
                                             the Participant's earned income,
                                             wages, salaries, fees, for
                                             professional service and other
                                             amounts


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PARAGRAPH

6.   Definitions (Continued)                 received for personal services
                                             actually rendered in the course of
                                             employment with the Company
                                             (including, but not limited to,
                                             commissions paid salesmen,
                                             compensation for services on the
                                             basis of a percentage of profits,
                                             commissions on insurance premiums,
                                             tips and bonuses). The term
                                             "Compensation" shall not include:

                                             (1)  Company contributions to a
                                                  plan of deferred compensation
                                                  to the extent the
                                                  contributions are not included
                                                  in the gross income of the
                                                  Employee for the taxable year
                                                  in which contributed, on
                                                  behalf of an Employee to a
                                                  Simplified Employee Pension
                                                  Plan to the extent such
                                                  contributions are deductible
                                                  by the Employee, and any
                                                  distributions from a plan of
                                                  deferred compensation,
                                                  regardless of whether such
                                                  amounts are includible in the
                                                  gross income of the Employee
                                                  when distributed.

                                             (2)  Amounts realized from the
                                                  exercise of a non-qualified
                                                  stock option, or when
                                                  restricted stock (or property)
                                                  held by an Employee either
                                                  becomes freely transferable or
                                                  is no longer subject to a
                                                  substantial risk of
                                                  forfeiture.

                                             (3)  Amounts realized from the
                                                  sale, exchange, or other
                                                  disposition of stock acquired
                                                  under a qualified stock
                                                  option.

                                             (4)  Other amounts which receive
                                                  special tax benefits, such as
                                                  premiums for group term life
                                                  insurance (but only to the
                                                  extent that the premiums are
                                                  not includible in the gross
                                                  income of the Employee), or
                                                  contributions made by an
                                                  Employer (whether or not


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PARAGRAPH

6.   Definitions (Continued)                      under a salary reduction
                                                  agreement) towards the
                                                  purchase of an annuity
                                                  contract described in Code
                                                  403(b) (whether or not the
                                                  contributions are excludible
                                                  from the gross income of the
                                                  Employee).

                                             The provisions of this subparagraph
                                             f. shall apply solely to purposes
                                             of this Article XXI, and such
                                             compensation is those amounts
                                             actually paid or made available to
                                             a Participant or includible in
                                             his/her gross income within the
                                             limitation year for this Plan.

                                        g.   "Top-Heavy Aggregation Group" means
                                             each qualified plan of the Company
                                             in which at least one (1) Key
                                             Employee participates (in the Plan
                                             Year containing the Determination
                                             Date or any of the four (4)
                                             preceding Plan Years) and any other
                                             qualified plan of the Company
                                             which, when considered with such
                                             qualified plans with Key Employee
                                             participants, enables such plans
                                             (those with at least one (1) Key
                                             Employee) to meet the coverage and
                                             nondiscrimination rules of Section
                                             401(a)(4) or 410 of the Internal
                                             Revenue Code.

                                        h.   "Additional Aggregation Group"
                                             means the Top-Heavy Aggregation
                                             Group plus any other qualified
                                             plans maintained by the Company,
                                             but only if such group would
                                             satisfy in the aggregate the
                                             requirements of Sections 401(a)(4)
                                             and 410 of the Internal Revenue
                                             Code. The Committee shall determine
                                             which plan or plans to consider in
                                             determining the Additional
                                             Aggregation group.

                                        i.   "Determination Date" for any Plan
                                             Year is the last day of the
                                             preceding Plan Year.


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PARAGRAPH

6.   Definitions (Continued)            j.   "Valuation Date" means the annual
                                             date on which Plan assets are to be
                                             valued hereunder for the purpose of
                                             determining the value of account
                                             balances, which occurred most
                                             recently within a twelve (12)-month
                                             period ending on the determination
                                             date.


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PARAGRAPH

                                  ARTICLE XXII

                            TRANSFERRED PLAN ACCOUNTS

PARAGRAPH

1.   General                            If a Participant was a participant in a
                                        defined contribution plan of a
                                        subsidiary of the Company that is
                                        subject to Code Sections 401(a)(11) and
                                        417 with respect to that Participant,
                                        from which assets in which the
                                        Participant had a vested account and
                                        benefits have been transferred directly
                                        or indirectly on or after January 1,
                                        1985, to the Trust of this Plan pursuant to paragraphs 1. and 2. of Article V, that vested account and benefits
                                        (hereinafter referred to as "Transferred
                                        Participant Account") of the Participant shall be held, invested, maintained and distributed in accordance with this
                                        Article XXII.

2.   Separate Accounting                A Participant's Transferred Participant
     and Accrual                        Account shall be accounted for
                                        separately from all other of his/her
                                        contributions hereunder and the
                                        Company's contributions to his/her
                                        regular Participant Account. The
                                        Participant's rights in his/her accrued
                                        benefit derived from his/her Transferred
                                        Participant Account shall be
                                        nonforfeitable, and any income and
                                        earnings therefrom and accretions
                                        thereon, shall be separately accounted
                                        for and become vested in such
                                        Participant immediately upon receipt
                                        thereof by the Trustee of such income,
                                        earnings and accretions, and (subject to subsequent loss through decline in value of investments) and the Participant may not thereafter be deprived of such funds under any provision of the Plan.

3.   Other Plan Provisions              Except as otherwise provided in this
     Applicable                         Article XXII, the Transferred
                                        Participant Account of any Participant
                                        shall be separately held, accounted for, and distributed, but in the same manner and subject to the same rules, requirements, and limitations as generally apply to a Participant's account under all provisions of this Plan.


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ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

PARAGRAPH

4.   ONEOK Drilling Plan                Subject to the provisions of paragraphs
     Transferred Account                5. through 10. of this Article XXII,
     Annuity Conversion                 below, a Participant who has a
                                        Transferred Participant Account from a
                                        transfer thereof to the Trust of this
                                        Plan from the trust of the ONEOK
                                        Drilling Company Profit-Sharing Thrift
                                        Plan ("ONEOK Drilling Company Plan") may elect distribution of such Transferred
                                        Participant Account in one (1) or a
                                        combination of (i) conversion of such
                                        Transferred Participant Account to
                                        annuities under a group annuity contract of the type provided by the ONEOK
                                        Drilling Company Plan at the time of
                                        transfer of the Transferred Participant
                                        Account to the Trust of this Plan, if
                                        reasonably available, with distributions being made pursuant to the terms and conditions thereof and in such amounts and for such durations as specified in said group annuity contract, or (ii) conversion of such Transferred
                                        Participant Account to annuities under
                                        an annuity contract or contracts
                                        selected and approved by the Committee
                                        with terms and provisions comparable to
                                        such group annuity contract available
                                        under the ONEOK Drilling Company Plan at the time of such transfer, or (iii) payment in a single lump-sum.

5.   Distributions                      Subject to paragraphs 8. and 9., below,
                                        the Transferred Participant Account of a Participant shall not be distributed under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements established by this Article
                                        XXII or paragraph 10. of Article XI, or
                                        which is not consistent with Treasury
                                        regulations. The minimum distribution
                                        for a calendar year equals the
                                        Participant's nonforfeitable accrued
                                        benefit in his/her Transferred
                                        Participant Account at the beginning of
                                        the year divided by the Participant's
                                        life expectancy or, if applicable, the
                                        life expectancy of such Participant and
                                        his/her designated beneficiary. For the
                                        purposes of this


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PARAGRAPH

5.   Distributions                      Article XXII, the "Required Beginning
     (Continued)                        Date" shall mean the latest date for
                                        distribution to a Participant stated in
                                        paragraph 10. of Article XI. In
                                        computing a minimum distribution, the
                                        life expectancy multiples under Treasury
                                        Regulations, Section 1.72-9 shall be
                                        used. For purposes of such computation,
                                        a Participant's life expectancy may be
                                        recalculated no more frequently than
                                        annually, but the life expectancy of a
                                        nonspouse beneficiary may not be
                                        recalculated. If the Participant's
                                        spouse is not the designated
                                        beneficiary, the method of distribution
                                        selected must provide that the present
                                        value of the payments to be made to the
                                        Participant is more than fifty percent
                                        (50%) of the present value of the total
                                        payments to the Participant and his/her
                                        beneficiaries.

6.   Consent of Distribution            A Participant and the spouse of the
                                        Participant (or where the Participant
                                        has died, the surviving spouse) must
                                        consent to the form of the distribution
                                        of the Transferred Participant Account
                                        the Committee directs the Trustee to
                                        make if: (i) the present value of the
                                        Participant's nonforfeitable accrued
                                        benefit exceeds three thousand five
                                        hundred dollars ($3,500); (ii) the
                                        Qualified Joint and Survivor Annuity
                                        provisions stated below in this Article
                                        XXII apply to the distribution; and
                                        (iii) a distribution in a form other
                                        than a Qualified Joint and Survivor
                                        Annuity is to be made.

7.   Time of Distribution               If distribution of a Participant's
                                        Transferred Participant Account in other than lump-sum is authorized by this
                                        Article XXII, then upon the death of the Participant, the Participant's
                                        Transferred Participant Account shall be paid in accordance with this paragraph.
                                        If the Participant's death occurs after
                                        payment of the Participant's Transferred
                                        Participant Account has begun, payment
                                        thereof shall be completed over a

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PARAGRAPH

7.   Time of Distribution               period which does not exceed the payment
     (Continued)                        period which had commenced.  If the
                                        Participant's death occurs prior to the
                                        time payment of the Participant's
                                        benefit from the Transferred Participant
                                        Account has begun, the payment thereof
                                        shall be made over a period not
                                        exceeding (i) five (5) years after the
                                        date of the Participant's death, or (ii) if the beneficiary is a designated beneficiary, over the designated beneficiary's life expectancy; but payment of the Participant's Transferred
                                        Participant Account over a period
                                        described in (ii) shall not be made
                                        unless such payment to the designated
                                        beneficiary begins no later than one (1) year after the date of the Participant's death or, if later, and the designated beneficiary is the Participant's surviving spouse, the date the
                                        Participant would have attained age
                                        seventy and one-half (70 1/2).

8.   Qualified Joint and                For Plan Years beginning after December
     Survivor Annuity;                  31, 1984, the Committee shall direct the
     Qualified Preretirement            Trustee to distribute a married or
     Survivor Annuity                   unmarried Participant's Transferred
                                        Participant Account, otherwise payable
                                        in annuity form, in the form of a
                                        Qualified Joint and Survivor Annuity or
                                        a Qualified Preretirement Survivor
                                        Annuity, unless the Participant makes a
                                        valid election to waive the Qualified
                                        Joint and Survivor Annuity or Qualified
                                        Preretirement Survivor Annuity under
                                        paragraph 9. of this Article XXII,
                                        below.

                                        "A Qualified Joint and Survivor Annuity" is an annuity which is purchasable with the Participant's Transferred
                                        Participant Account and which is payable for the life of the Participant with, if the Participant is married on the Annuity Starting Date, a survivor annuity payable for the life of the Participant's surviving spouse equal to fifty percent (50%) of the amount of the annuity payable during the joint lives of the

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PARAGRAPH

8.   Qualified Joint and                Participant and his/her spouse, and
     Survivor Annuity;                  which is the actuarial equivalent of a
     Qualified Preretirement            single annuity for the life of the
     Survivor Annuity                   Participant.  On or before the Annuity
     (Continued)                        Starting Date, the Committee, in its
                                        sole discretion without Participant or
                                        spousal consent, may direct the Trustee
                                        to pay the Participant's Transferred
                                        Participant Account in a lump sum, in
                                        lieu of a Qualified Joint and Survivor
                                        Annuity, if the present value of a
                                        Qualified Joint and Survivor Annuity
                                        purchasable with the Participant's
                                        Transferred Participant Account
                                        (excluding accumulated deductible
                                        employee contributions) does not exceed
                                        three thousand five hundred dollars
                                        ($3,500).

                                        If a married Participant dies before the Annuity Starting Date and such Participant has a surviving spouse, the Committee shall direct the Trustee to distribute the Participant's Transferred Participant Account to the Participant's surviving spouse in the form of a Qualified Preretirement Survivor
                                        Annuity, unless the Participant has a
                                        valid waiver election in effect. A
                                        "Qualified Preretirement Survivor
                                        Annuity" is an annuity which is
                                        actuarially equivalent to fifty percent
                                        (50%) of the Participant's Transferred
                                        Participant Account (determined as of
                                        the date of the Participant's death) and which is payable for the life of the Participant's surviving spouse. Any security interest held by reason of a loan outstanding to the Participant shall be taken into account in determining the amount of the Qualified Preretirement Survivor Annuity. The Participant's surviving spouse may elect to have the Trustee commence payment of the Qualified Preretirement Survivor Annuity within a reasonable period of time following the date of the Participant's death. Furthermore, if the present value of the Qualified Preretirement Survivor Annuity exceeds three thousand five hundred dollars


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ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

PARAGRAPH

8.   Qualified Joint and                ($3,500), the Committee shall not direct
     Survivor Annuity;                  the Trustee to distribute the Qualified
     Qualified Preretirement            Preretirement Survivor Annuity to the
     Survivor Annuity                   Participant's surviving spouse prior to
     (Continued)                        the date the Participant would have
                                        attained age sixty-five (65) without the written consent of the surviving spouse.
                                        The Committee, in its sole discretion,
                                        may direct the Trustee to make a
                                        lump-sum distribution to the
                                        Participant's surviving spouse in lieu
                                        of a Qualified Preretirement Survivor
                                        Annuity, if the present value of the
                                        Qualified Preretirement Survivor Annuity is not greater than three thousand five hundred dollars ($3,500).

                                        If the Participant has in effect a valid waiver election regarding the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor
                                        Annuity, the Committee shall direct the
                                        Trustee to distribute the Participant's
                                        Transferred Participant Account in
                                        accordance with paragraphs 3. and 4.,
                                        above. For purposes of applying this
                                        Article XXII, the Committee shall treat
                                        a former spouse as the Participant's
                                        spouse or surviving spouse to the extent provided under a Qualified Domestic Relations Order (as defined in Code
                                        Section 414(p)).

9.   Notices; Waiver                    Within the Applicable Notice Period with
     Election                           respect to such Participant, the Company
                                        shall provide the Participant a written
                                        explanation of the terms and conditions
                                        of the Qualified Joint and Survivor
                                        Annuity, the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit, the rights of the Participant's spouse to consent to such a waiver election, and the right to make and the effect of a revocation of the Participant's waiver election. A
                                        Participant may elect at any time during the Applicable Election Period to waive the Qualified Joint and Survivor Annuity form of benefit. The

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PARAGRAPH

9.   Notices; Waiver                    Participant may revoke a waiver of the
     Election (Continued)               Qualified Joint and Survivor Annuity or
                                        make a new waiver at any time during
                                        the Applicable Election Period.

                                        A married Participant's waiver election
                                        is not valid after December 31, 1984,
                                        unless (i) the Participant's spouse (to
                                        whom the survivor annuity is payable
                                        under the Qualified Joint and Survivor
                                        Annuity) has consented in writing to the waiver election, (ii) such election designates a beneficiary (or form of benefit) which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse), and (iii) the spouse's consent acknowledges the effect of the election, and a notary public or the Company (or its Plan representative) witnesses the spouse's consent. The spouse's consent to a waiver of the Qualified Joint and Survivor Annuity shall be irrevocable unless the Participant revokes the waiver election.

                                        The Company may accept as valid a waiver election which does not satisfy the spousal consent requirements, if the Company establishes the Participant does not have a spouse, the Company is not able to locate the Participant's spouse, or other circumstances exist under which the Treasury Regulations excuse the consent requirement.

                                        Notwithstanding the foregoing, a
                                        Qualified Joint and Survivor Annuity and
                                        Qualified Preretirement Survivor Annuity will not be provided unless the Participant and spouse had been married throughout the one-year period ending on the earlier of (i) the Participant's Annuity Starting Date or (ii) the date of the Participant's death; except that if a Participant marries within one (1) year before the Annuity Starting Date, and the Participant and the
                                        Participant's spouse in such marriage
                                        have been married for at

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PARAGRAPH

9.   Notices; Waiver                    least a one-year period ending on or
     Election (Continued)               before the date of the Participant's
                                        death, such Participant and such spouse
                                        shall be treated as having been married
                                        throughout the one-year period ending on the Participant's Annuity Starting Date.

                                        With respect to any Participant's
                                        Transferred Participant Account subject
                                        to paragraph 8., the Company shall
                                        provide to each Participant, within the
                                        Applicable Notice Period with respect to such Participant in a manner consistent with Treasury Regulations, a written explanation of the terms and conditions of the Qualified Preretirement Survivor Annuity comparable to the explanation of the Qualified Joint and Survivor Annuity required hereunder. If the Participant's Transferred Participant Account is not subject to paragraph 8. above prior to the time the Company must provide the written explanation of the Qualified Preretirement Survivor Annuity, the Company shall provide the written explanation within a reasonable period consistent with Treasury Regulations following the time the Participant's Transferred Participant Account first is subject to this Article XXII, but not later than the close of the second Plan Year following the Plan Year in which the Participant enters the Plan or first becomes subject to paragraph 8. A Participant may elect at any time during the Applicable Election Period to waive the Qualified Preretirement Survivor Annuity form of benefit. A Participant may revoke a waiver of the Qualified Preretirement Survivor Annuity or make a new waiver at any time during the Applicable Election Period.

                                        A Participant's waiver election of the
                                        Qualified Preretirement Survivor Annuity is not valid unless (i) the Participant makes the waiver election no earlier than the first day of the Plan Year in which he/she attains


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


ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

PARAGRAPH

9.   Notices; Waiver                    age thirty-five (35), and (ii) after
     Election (Continued)               December 31, 1984, the Participant's
                                        spouse (to whom the Qualified
                                        Preretirement Survivor Annuity is
                                        payable) satisfies the consent
                                        requirements described above. The
                                        spouse's consent to a waiver of the
                                        Qualified Preretirement Survivor Annuity is irrevocable unless the Participant revokes the waiver election.
                                        Irrespective of the time of election
                                        requirement described in (i), if the
                                        Participant separates from service prior to the first day of the Plan Year in which he/she attains age thirty-five
                                        (35), the Company may accept a waiver
                                        election with respect to the Transferred
                                        Participant Account attributable to
                                        his/her service prior to his/her
                                        separation from service.

10.  Definitions; and                   For purposes of paragraphs 8. and 9. of
     Applicable Rules                   this Article XXII, the term "Annuity
                                        Starting Date" means with respect to the Participant's Transferred Participant
                                        Account (i) the first day of the first
                                        period for which an amount is payable as an annuity, or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit. The term
                                        "Earliest Retirement Age" means the
                                        earliest date on which, under the Plan,
                                        the Participant could elect to receive
                                        retirement benefits with respect to
                                        his/her Transferred Participant Account.
                                        The term "Applicable Notice Period"
                                        means, with respect to a Qualified Joint and Survivor Annuity for a Participant, a reasonable period of time before the Annuity Starting Date (as consistent with applicable Treasury Regulations) and with respect to a Qualified
                                        Preretirement Survivor Annuity for a
                                        Participant, whichever of the following
                                        periods ends last: (i) the period
                                        beginning with the first day of the Plan
                                        Year in which the Participant attains
                                        age thirty-two (32) and ending with the
                                        close of the Plan Year preceding the
                                        Plan Year in which the

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


ARTICLE XXII - TRANSFERRED PLAN ACCOUNTS

PARAGRAPH

10.  Definitions; and                   Participant attains age thirty-five
     Applicable Rules                   (35); (ii) a reasonable period after the
     (Continued)                        individual becomes a Participant; (iii)
                                        a reasonable period ending after the
                                        Plan ceases to fully subsidize costs of
                                        the benefit, if applicable; or (iv) a
                                        reasonable period ending after Code
                                        Section 401(a)(11) applies to the
                                        Participant provided that in the case of a Participant who separates from service before attaining age thirty-five (35), the Applicable Notice Period shall be a reasonable period after separation. The term "Applicable Election Period" means
                                        (i) with respect to a Qualified Joint
                                        and Survivor Annuity, the ninety-day
                                        (90) period ending on the Annuity
                                        Starting Date and (ii) with respect to a Qualified Preretirement Survivor
                                        Annuity, the period which begins on the
                                        first day of the Plan Year in which the
                                        Participant attains age thirty-five (35) and ends on the Participant's death.

                                        The present value of a benefit shall be
                                        calculated (i) by using an interest rate no greater than the Applicable Interest Rate if the vested accrued benefit of the Participant's Transferred
                                        Participant Account (using such rate) is not in excess of twenty-five thousand dollars ($25,000) and (ii) by using an interest rate no greater than one hundred twenty percent (120%) of the Applicable Interest Rate if the vested accrued benefit of the Participant's Transferred Participant Account exceeds twenty-five thousand dollars ($25,000) (as determined under clause (i)); provided, in no event shall the present value under clause (ii) be less than twenty-five thousand dollars ($25,000). For purposes of the foregoing, the term "Applicable Interest Rate" means the interest rate which would be used (as of the date of distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on Plan termination.


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

                                  ARTICLE XXIII

                          MODIFICATION AND TERMINATION

PARAGRAPH

1.   Amendment and                      The Company hopes and expects to
     Termination of Plan                continue the Plan indefinitely. However,
                                        the right to amend, modify or terminate
                                        the Plan is necessarily reserved by the
                                        Company. The amendment or modification
                                        of the Plan may be made by the Chief
                                        Executive Officer of the Company, upon
                                        approval by the Thrift Plan Committee,
                                        executing a written instrument
                                        containing such amendment or
                                        modification as he deems necessary or
                                        advisable (pursuant to authority which
                                        has been duly delegated to him by the
                                        Board and is hereby acknowledged and
                                        recognized); provided, that no amendment or modification of the Plan which would increase the benefits provided to
                                        Participants or increase contributions
                                        required to be made by the Company under the Plan, or to terminate the Plan, shall be made unless such amendment or modification is authorized pursuant to a resolution adopted by the Board;
                                        provided that any amendment which:

                                        a.   increases the maximum allowable
                                             Participant's after-tax deposit
                                             and/or pre-tax deposit percentages,
                                             or

                                        b.   increases the rate of percentage of
                                             Company contributions in relation
                                             to Participant deposits, or

                                        c.   results (as of the effective date
                                             of such amendment) in more than a
                                             ten percent (10%) increase in the
                                             Maximum Annual Company Contribution
                                             to the Plan, or

                                        d.   alters the form or amount of
                                             benefits as between Highly
                                             Compensated Employees and other
                                             Employees, shall not be made
                                             effective without the approval of
                                             the Stockholders.

                                        For purposes of this paragraph 1. of
                                        this Article XXIII, the term "Maximum
                                        Annual Company Contribution" means the
                                        amount which the Company would be
                                        required to contribute

ARTICLE XXIII - MODIFICATION AND TERMINATION

PARAGRAPH

1.   Amendment and                      to the Plan for a Plan Year if every
     Termination of                     Employee eligible to participate in the
     Plan (Continued)                   Plan elected to participate in the Plan
                                        and deposited, or elected to have
                                        deposited, the maximum percentage of
                                        his/her current annual compensation in
                                        such Plan Year permissible under the
                                        terms of the Plan.

2.   Limit to Effect of                 A modification may affect Participants
     Modification                       at the time thereof as well as future
                                        Participants, but no modification,
                                        termination or partial termination or
                                        discontinuance of the Plan for any
                                        reason may diminish the account of any
                                        Participant as of the effective date of
                                        such modification or discontinuance. No
                                        modification may alter the allocation of the benefits as between Officers and Directors on the one hand and other
                                        Employees on the other hand. A
                                        modification which affects the rights or duties of the Trustee may be made only with the consent of the Trustee.

3.   Participant Rights in              In the event that any modification of
     Case of Modification               the Plan shall adversely affect the
                                        rights of any Participant as to the use
                                        of or withdrawal from his/her account,
                                        such Participant, for a period of ninety
                                        (90) days after the effective date of
                                        such modification, shall have the
                                        option, to be exercised by written
                                        notice to the Trustee in form prescribed by the Committee (a copy of which form of notice shall accompany the notice of modification), to have liquidated and distributed to him/her his/her entire account as of the effective date of such modification; provided, that such right of distribution shall be subject to any applicable qualification requirements of the Code and regulations thereunder, and shall not be permitted to the extent the Committee determines that such distribution will adversely affect the qualified status of the Plan, or is otherwise not permissible or authorized under the Code and regulations.

ARTICLE XXIII - MODIFICATION AND TERMINATION

PARAGRAPH

4.   Nonforfeitability                  Notwithstanding any other provisions of
                                        the Plan, in the case of any merger or
                                        consolidation with, or transfer of
                                        assets or liabilities to, any other plan after the date of the enactment of the Employee Retirement Income Security Act of 1974, each Participant in the Plan shall (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he/she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

5.   Termination                        The Company reserves the right to
     Distributions                      terminate the trust under the Trust
                                        Agreement, but upon any termination or
                                        partial termination of the trust, each
                                        Participant will receive distribution of the entire balance of his/her account held under the Trust, provided that if the Participant's Account exceeds
                                        $3,500, it shall not be immediately
                                        distributed prior to his/her attaining
                                        age sixty-five (65) without the written
                                        consent of the Participant; but no
                                        consent to immediate distribution shall
                                        be required in the event of death of the Participant, and such requirement of consent shall not give a Participant a right to any form or method of payment of his/her account other than immediate distribution of his/her entire account balance.

ONEOK Inc.                              ONEOK RESOURCES COMPANY




By: LARRY W. BRUMMETT                   By: LARRY W. BRUMMETT
   ---------------------------------       ---------------------------------
          Larry W. Brummett                       Larry W. Brummett
   Chairman of the Board, President,       Chairman of the Board, President,
     and Chief Executive Officer             and Chief Executive Officer





ONEOK PRODUCTS COMPANY                  ONEOK LEASING COMPANY




By: LARRY W. BRUMMETT                   By: LARRY W. BRUMMETT
   ---------------------------------       ---------------------------------
          Larry W. Brummett                       Larry W. Brummett
      Chairman of the Board and            Chairman of the Board, President,
       Chief Executive Officer               and Chief Executive Officer




ONEOK PARKING COMPANY                   ONEOK GAS MARKETING COMPANY




By: LARRY W. BRUMMETT                   By: LARRY W. BRUMMETT
   ---------------------------------       ---------------------------------
          Larry W. Brummett                         Larry W. Brummett
      Chairman of the Board and                 Chairman of the Board and
       Chief Executive Officer                   Chief Executive Officer




ONEOK PRODUCER SERVICES COMPANY




By: LARRY W. BRUMMETT
   ---------------------------------
          Larry W. Brummett
      Chairman of the Board and
       Chief Executive Officer